               --------------------------------------------------
                             -----------------------




                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT
                           DATED AS OF OCTOBER 5, 1999

                                      AMONG

                  HARVEYS CASINO RESORTS, A NEVADA CORPORATION,
                     HARVEYS C.C. MANAGEMENT COMPANY, INC.,
                              A NEVADA CORPORATION,
                     HARVEYS IOWA MANAGEMENT COMPANY, INC.,
                              A NEVADA CORPORATION,
                     HARVEYS TAHOE MANAGEMENT COMPANY, INC.,
                              A NEVADA CORPORATION,
                 HBR REALTY COMPANY, INC., A NEVADA CORPORATION,
                      HARVEYS BR MANAGEMENT COMPANY, INC.,
                              A NEVADA CORPORATION,
                HCR SERVICES COMPANY, INC., A NEVADA CORPORATION,
                                  AS BORROWERS

                            THE LENDERS HEREIN NAMED,

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 AS SWINGLINE LENDER, L/C ISSUER AND AGENT BANK

                       CREDIT LYONNAIS LOS ANGELES BRANCH,
                             AS SYNDICATION CO-AGENT

                            DEUTSCHE BANC SECURITIES,
                             AS DOCUMENTATION AGENT

                              SOCIETE GENERALE AND
                                 BANK ONE, N.A.,
                            AS CO-MANAGING AGENTS



--------------------------------------------------
-----------------------

                                TABLE OF CONTENTS

RECITALS.............................................................................................. 1

ARTICLE I - DEFINITIONS............................................................................... 2

         Section 1.01.     Definitions................................................................ 2

         Section 1.02.     Interpretation and Construction............................................77
         Section 1.03.     Use of Defined Terms.......................................................79
         Section 1.04.     Cross-References...........................................................79
         Section 1.05.     Exhibits and Schedules.....................................................79

ARTICLE II - AMOUNT, TERMS AND SECURITY OF THE FACILITIES.............................................79

         Section 2.01.              The Credit Facility...............................................79
         Section 2.02.              Use of Proceeds of the Credit Facility............................82
         Section 2.03.              Notice of Borrowings..............................................83
         Section 2.04.              Conditions of Borrowings..........................................84
         Section 2.05.              The Revolving Credit Note and Exercise of Interest Rate Options...84
         Section 2.06.              Security for the Credit Facility..................................88
         Section 2.07.              Place and Manner of Payment.......................................88
         Section 2.08.              The Swingline Facility............................................91
         Section 2.09.              Issuance of Letters of Credit.....................................93
         Section 2.10.              Fees..............................................................96
         Section 2.11.              Interest on Overdue Amounts and Default Rate......................97
         Section 2.12.              Net Payments......................................................97
         Section 2.13.              Increased Costs..................................................99
         Section 2.14.              Mitigation; Exculpation; Replacement Lender......................100

ARTICLE III - REQUIREMENTS FOR THE OCCURRENCE OF THE AMENDMENT EFFECTIVE DATE AND ALL BORROWINGS.....101


         A.       Closing and Funding Conditions......................................................101

         Section 3.01.              Credit Agreement..................................................101
         Section 3.02.              The Notes.........................................................101
         Section 3.03.              Security Documentation............................................101
         Section 3.04.              Other Loan Documents..............................................102
         Section 3.05.              Articles of Incorporation, Bylaws, Corporate Resolution,
                                    Certificate of Good Standing and Closing Certificate..............103
         Section 3.06.              Opinions of Counsel...............................................104
         Section 3.07.              Title Insurance Policies..........................................104
         Section 3.08.              Survey............................................................104
         Section 3.09.              Payment of Taxes..................................................105
         Section 3.10.              Insurance.........................................................105
         Section 3.11.              Payment of Accrued Interest and Fees under Existing Harveys
                                    Credit Agreement..................................................105
         Section 3.12.              Reimbursement for Expenses and Fees...............................105
         Section 3.13.              Schedules of Spaceleases and Equipment Leases and Contracts.......106
         Section 3.14.              Leases............................................................106
         Section 3.15.              BR Acquisition Documentation......................................106
         Section 3.16.              Environmental Representations.....................................107
         Section 3.17.              Evidence of Right to Occupancy of Hotel/Casino Facilities.........107
         Section 3.18.              Regulatory Approvals, Permits, Consents, Etc......................107
         Section 3.19.              Restricted Subsidiaries Stock.....................................107
         Section 3.20.              Schedule of all Significant Litigation............................108
         Section 3.21.              Financial Statements..............................................108
         Section 3.22.              No Injunction or Other Litigation.................................108
         Section 3.23.              Additional Documents and Statements...............................108
         Section 3.24.              Occurrence of BR Acquisition......................................108

         B.       Conditions Precedent to all Borrowings..............................................108

         Section 3.25.              Notices of Borrowing..............................................109
         Section 3.26.              Certain Statements................................................109
         Section 3.27.              Gaming Permits....................................................109

ARTICLE IV - REPRESENTATIONS AND WARRANTIES...........................................................110

         Section 4.01.              Organization; Power and Authorization.............................110

         Section 4.02.              No Conflict With, Violation of or Default Under Laws or Other
                                    Agreements........................................................111
         Section 4.03.              Litigation........................................................111
         Section 4.04.              Agreements Legal, Binding, Valid and Enforceable..................112
         Section 4.05.              Information and Financial Data Accurate; Financial Statements;
                                    No Material Adverse Change........................................112
         Section 4.06.              Governmental Approvals............................................112
         Section 4.07.              Payment of Taxes..................................................113
         Section 4.08.              Title to Properties...............................................113
         Section 4.09.              No Untrue Statements..............................................114
         Section 4.10.              Brokerage Commissions.............................................114
         Section 4.11.              No Defaults.......................................................115
         Section 4.12.              Employee Retirement Income Security Act of 1974...................115
         Section 4.13.              Park Cattle Lease and Hard Rock Lease.............................115
         Section 4.14.              Green Belt Leases.................................................116
         Section 4.15.              Iowa Leases, Iowa Sponsorship Agreement and BR Management
                                    Agreement.........................................................116
         Section 4.16.              Availability of Utility Services..................................117
         Section 4.17.              Policies of Insurance.............................................117
         Section 4.18.              Spaceleases.......................................................117
         Section 4.19.              Equipment Leases and Contracts....................................118
         Section 4.20.              Gaming Permits and Approvals......................................118
         Section 4.21.              Environmental Certificate.........................................118
         Section 4.22.              New Venture Subsidiaries..........................................118
         Section 4.23.              Compliance with Statutes, etc.....................................118
         Section 4.24.              Investment Company Act............................................119
         Section 4.25.              Public Utility Holding Company Act................................119
         Section 4.26.              Labor Relations...................................................119
         Section 4.27.              Trademarks, Patents, Licenses, Franchises, Formulas and
                                    Copyrights........................................................119
         Section 4.28.              Contingent Liabilities............................................119

ARTICLE V - GENERAL COVENANTS OF BORROWERS............................................................120

         Section 5.01.              FF&E    ..........................................................120
         Section 5.02.              Permits; Licenses and Legal Requirements..........................120
         Section 5.03.              Leases, Iowa Sponsorship Agreement and BR Management Agreement....121
         Section 5.04.              Protection Against Lien Claims....................................121
         Section 5.05.              No Change in Character Business...................................122
         Section 5.06.              Preservation and Maintenance of Properties and Assets;
                                    Acquisition of Additional Property................................122
         Section 5.07.              Repair of Properties and Assets...................................122
         Section 5.08.              Financial Statements; Reports; Certificates and Books and
                                    Records...........................................................123
         Section 5.09.              Insurance.........................................................126
         Section 5.10.              Taxes.............................................................132
         Section 5.11.              Notice of Contested Matters.......................................132
         Section 5.12.              Advances..........................................................133
         Section 5.13.              Further Assurances................................................133
         Section 5.14.              Indemnification...................................................133
         Section 5.15.              Inspection of the Collateral and Appraisal........................135
         Section 5.16.              Compliance With Other Loan Documents, Execution of Subsidiary
                                    Guaranties and Pledge of Restricted Subsidiary Stock..............135
         Section 5.17.              Suits or Actions Affecting Borrowers..............................136
         Section 5.18.              Account Analysis of Operating Accounts............................136
         Section 5.19.              Consents of and Notices to Gaming Authorities.....................137
         Section 5.20.              Tradenames, Trademarks and Servicemarks...........................137
         Section 5.21.              Notice of Hazardous Materials.....................................137
         Section 5.22.              Compliance with Statutes, etc.....................................138
         Section 5.23.              Compliance with Access Laws.......................................138
         Section 5.24.              Interest Rate Protection..........................................139
         Section 5.25.              Prohibition on Prepayment or Defeasance of Senior Subordinated
                                    Notes.............................................................139
         Section 5.26.              Year 2000 Compliance..............................................140
         Section 5.27.              Designation of Bank Facilities as Designated Senior Debt..........140

ARTICLE VI - FINANCIAL COVENANTS......................................................................140

         Section 6.01.              Leverage Ratio....................................................140
         Section 6.02.              Senior Leverage Ratio.............................................141
         Section 6.03.              Fixed Charge Coverage Ratio.......................................142
         Section 6.04.              Adjusted Fixed Charge Coverage Ratio..............................142
         Section 6.05.              Minimum Net Worth.................................................142
         Section 6.06.              Capital Expenditure Requirement...................................143
         Section 6.07.              Contingent Liability(ies).........................................143
         Section 6.08.              Investment Restrictions...........................................143
         Section 6.09.              Total Liens.......................................................145
         Section 6.10.              Limitation on Indebtedness........................................146
         Section 6.11.              Minimum Subordinated Debt.........................................148
         Section 6.12.              Restriction on Distributions......................................148
         Section 6.13.              No Change of Control..............................................149
         Section 6.14.              Consolidation, Merger, Sale of Assets, etc........................149
         Section 6.15.              Transactions with Affiliates......................................149
         Section 6.16.              No Transfer of Ownership..........................................150
         Section 6.17.              ERISA.............................................................150
         Section 6.18.              Margin Regulations................................................151
         Section 6.19.              Limitation on Additional Subsidiaries.............................151
         Section 6.20.              Limitation on Consolidated Tax Liability..........................151
         Section 6.21.              Change in Accounting Principles...................................151

ARTICLE VII - EVENTS OF DEFAULT.......................................................................152

         Section 7.01.              Events of Default.................................................152
         Section 7.02.              Default Remedies..................................................156
         Section 7.03.              Application of Proceeds...........................................157
         Section 7.04.              Notices...........................................................158
         Section 7.05.              Agreement to Pay Attorney's Fees and Expenses.....................158
         Section 7.06.              No Additional Waiver Implied by One Waiver........................158
         Section 7.07.              Licensing of Agent Bank and Lenders...............................158
         Section 7.08.              Exercise of Rights Subject to Applicable Law......................159
         Section 7.09.              Discontinuance of Proceedings.....................................159

ARTICLE VIII - DAMAGE, DESTRUCTION AND CONDEMNATION...................................................159

         Section 8.01.              No Abatement of Payments..........................................159
         Section 8.02.              Distribution of Capital Proceeds Upon Occurrence of Fire,
                                    Casualty, Other Perils or Condemnation............................159

ARTICLE IX - AGENCY PROVISIONS........................................................................162

         Section 9.01.              Appointment.......................................................162
         Section 9.02.              Nature of Duties..................................................162
         Section 9.03.              Disbursement of Borrowings........................................163
         Section 9.04.              Distribution and Apportionment of Payments........................165
         Section 9.05.              Rights, Exculpation, Etc..........................................166
         Section 9.06.              Reliance..........................................................167
         Section 9.07.              Indemnification...................................................167
         Section 9.08.              Agent Individually................................................168
         Section 9.09.              Successor Agent Bank; Resignation of Agent Bank; Removal of
                                    Agent Bank........................................................168
         Section 9.10.              Consent and Approvals.............................................169
         Section 9.11.              Agency Provisions Relating to Collateral..........................172
         Section 9.12.              Lender Actions Against Collateral and Restriction on Exercise
                                    of Set-Off........................................................175
         Section 9.13.              Ratable Sharing...................................................175
         Section 9.14.              Delivery of Documents.............................................176
         Section 9.15.              Notice of Events of Default.......................................176
         Section 9.16.              Syndication Co-Agent, Documentation Agent and Co-Managing
                                    Agents............................................................176

ARTICLE X - GENERAL TERMS AND CONDITIONS..............................................................177

         Section 10.01.             Amendments and Waivers............................................177
         Section 10.02.             Failure to Exercise Rights........................................178
         Section 10.03.             Notices and Delivery..............................................178
         Section 10.04.             Modification in Writing...........................................179
         Section 10.05.             Other Agreements..................................................179
         Section 10.06.             Counterparts......................................................179
         Section 10.07.             Rights, Powers and Remedies are Cumulative........................179
         Section 10.08.             Continuing Representations........................................180

         Section 10.09.             Successors and Assigns............................................180
         Section 10.10.             Assignment of Loan Documents by by Borrowers or Syndication
                                    Interests by Lenders..............................................180
         Section 10.11.             Action by Lenders.................................................182
         Section 10.12.             Time of Essence...................................................182
         Section 10.13.             Choice of Law and Forum...........................................182
         Section 10.14.             Arbitration ......................................................183
         Section 10.15.             Waiver of Jury Trial..............................................183
         Section 10.16.             Scope of Approval and Review......................................184
         Section 10.17.             Severability of Provisions........................................184
         Section 10.18.             Cumulative Nature of Covenants....................................184
         Section 10.19.             Costs to Prevailing Party.........................................184
         Section 10.20.             Expenses..........................................................185
         Section 10.21.             Security and Loan Documentation...................................185
         Section 10.22.             Setoff............................................................186
         Section 10.23.             Borrowers' Waivers and Consents...................................186
         Section 10.24.             Confidentiality...................................................191
         Section 10.25.             The Existing Harveys Credit Agreement.............................191
         Section 10.26.             Acknowledgement of Receipt of Documents...........................191
         Section 10.27.             Application of Gaming Laws........................................192
         Section 10.28.             Schedules Attached................................................192
                  Schedule 2.01(a) -                 Schedule of Lenders'
                                                     Proportions in Credit Facility
                  Schedule 2.01(c) -                 Aggregate Commitment
                                                     Reduction Schedule
                  Schedule 2.09(e) -                 Schedule of Outstanding
                                                     Letters of Credit
                  Schedule 3.11    -                 Schedule of Existing Bank
                                                     Loan Security Documents
                  Schedule 3.20    -                 Schedule of Significant Litigation
                  Schedule 4.18    -                 Schedules of Spaceleases
                                                     (A)      Tahoe Schedule of Spaceleases
                                                     (B)      Colorado Schedule of Spaceleases
                                                     (C)      Iowa Schedule of Spaceleases
                                                     (D)      Bluffs Run Schedule of Spaceleases

                  Schedule 4.19             -        Schedules of Equipment Leases
                                                     and Contracts
                                                     (A)      Tahoe Schedule of
                                                              Equipment Leases and
                                                              Contracts

                                                     (B)      Colorado Schedule of
                                                              Equipment Leases and
                                                              Contracts

                                                     (C)      Iowa Schedule of
                                                              Equipment Leases and
                                                              Contracts

                                                     (D)      Bluffs Run Schedule of
                                                              Equipment Leases and
                                                              Contracts

                  Schedule 4.22             -        Schedule of Restricted and
                                                     Unrestricted Subsidiaries
                  Schedule 4.27             -        Schedule of Trademarks,
                                                     Patents, Licenses,
                                                     Franchises, Formulas and Copyrights
                  Schedule 4.28             -        Schedule of Contingent Liabilities
                  Schedule 6.09             -        Schedule of Liens

         Section 10.29.             Exhibits Attached.................................................203

                  Exhibit A         -       Revolving Credit Note - Form
                  Exhibit B         -       Swingline Note - Form
                  Exhibit C         -       Notice of Borrowing - Form
                  Exhibit D         -       Continuation/Conversion Notice - Form
                  Exhibit E         -       Notice of Swingline Advance - Form
                  Exhibit F         -       Compliance Certificate - Form
                  Exhibit G         -       Pricing Certificate - Form
                  Exhibit H         -       Authorized Officer Certificate - Form
                  Exhibit I         -       Closing Certificate - Form
                  Exhibit J         -       Legal Opinions - Form
                  Exhibit K         -       Assumption and Consent Agreement - Form
                  Exhibit L         -       Assignment and Assumption Agreement - Form
                  Exhibit M         -       Cash Collateral Pledge Agreement - Form

                  Exhibit N         -       Stock Pledge (Gaming) - Form
                  Exhibit O         -       Stock Pledge (General) - Form
                  Exhibit P         -       Subsidiary Guaranty - Form
                  Exhibit Q         -       Tahoe Real Property - Description
                  Exhibit R         -       Colorado Real Property - Description
                  Exhibit S -               Iowa Real Property - Description
                  Exhibit T -               Bluffs Run Real Property - Description

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Credit Agreement") is made and entered into as of the 5th day of October, 1999, by and among HARVEYS CASINO RESORTS, a Nevada corporation ("HCR"), HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation ("HCCMC"), HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation ("HIMC"), HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation ("HTMC"), HBR REALTY COMPANY, INC., a Nevada corporation ("HBR"), HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada corporation ("HBRMC") and HCR SERVICES COMPANY, INC., a Nevada corporation ("HCRSC" and together with HCR, HCCMC, HIMC, HTMC, HBR and HBRMC, collectively the "Borrowers"), each financial institution whose name is set forth on the signature pages of the Credit Agreement and each lender which may hereafter become a party to this Credit Agreement pursuant to Section 2.01(d) or
Section 10.10(b) (each, together with their respective successors and assigns, individually a "Lender" and collectively the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer"), CREDIT LYONNAIS LOS ANGELES BRANCH, as the Syndication Agent ("Syndication Co-Agent"), DEUTSCHE BANC SECURITIES, as the Documentation Agent ("Documentation Agent") and SOCIETE GENERALE and BANK ONE, N.A., as the Co-Managing Agents (the "Co-Managing Agents") and WELLS FARGO BANK, National Association, as arranger, administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

                                R_E_C_I_T_A_L_S:

                  WHEREAS:

                  A. In this Credit Agreement all capitalized words and terms shall have the respective meanings and be construed herein as hereinafter provided in Section 1.01 of this Credit Agreement and shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth.

                  B. By Purchase and Sale Agreement and Joint Escrow Instructions dated August 31, 1999, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated concurrently, or substantially concurrent, herewith ("Purchase Agreement") by and between HBR, IWRA and Purchase Escrow Agent, HBR has agreed to purchase and IWRA has agreed to sell, the BR Purchase Property for the consideration and subject to the terms and conditions therein contained.

                  C. Concurrently with the BR Closing (i) HBR, as landlord, intends to lease the BR Purchase Property to IWRA, as tenant, pursuant to the terms of the BR Master Lease, and (ii) IWRA intends to contract with HBRMC for the management of the Bluffs Run Facility and the BR Gaming Operations in accordance with the terms of the BR Management Agreement.

                  D. The Existing Harveys Borrowers and the Existing Harveys Lenders are party to the Existing Harveys Credit Agreement. In connection with the BR Acquisition, Borrowers and the Banks all desire to amend and restate the Existing Harveys Credit Agreement for the purpose of: (i) increasing the Aggregate Commitment from One Hundred Eighty-Five Million Dollars ($185,000,000.00) to Three Hundred Thirty-Five Million Dollars ($335,000,000.00), (ii) increasing the L/C Facility from Five Million Dollars ($5,000,000.00) to Fifty-Five Million Dollars ($55,000,000.00), (iii) increasing the Swingline Facility from Five Million Dollars ($5,000,000.00) to Ten Million Dollars ($10,000,000.00), (iv) providing a source of financing for a portion of the BR Acquisition Consideration, and (v) making the amendments, modifications and restatements to the Existing Harveys Credit Agreement and to the Existing Loan Documents herein contained and/or hereinafter described.

                  NOW, THEREFORE, in consideration of the foregoing, and other valuable considerations as hereinafter described, the parties hereto do promise, covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. For the purposes of this Credit Agreement, each of the following terms shall have the meaning specified with respect thereto, unless a different meaning clearly appears from the context:

                  "Access Laws" shall have the meaning set forth in
Section 5.23.

                  "Adjusted Fixed Charge Coverage Ratio" as of the end of any Fiscal Quarter shall mean with reference to the Borrower Consolidation:

                  For the Fiscal Quarter under review, together with the most recently ended three (3) preceding Fiscal Quarters, the sum of: (i) EBITDA, less (ii) the aggregate amount of actually paid federal and state taxes on or measured by income or profits, less (iii) Distributions actually paid solely to the extent not deducted in determining Net Income during such Fiscal Quarters, but excluding Distributions paid on or prior to the Amendment Effective Date, less (iv) the amount of the Minimum Cap Ex Requirement for such period

                  Divided by ())

                  The sum of: (i) the aggregate amount of actually paid Interest Expense (expensed and capitalized), plus (ii) the aggregate amount of Scheduled Reductions actually paid, plus (iii) the aggregate amount of actually paid principal payments or reductions (without duplication) made on all other Indebtedness, plus (iv) the current portion of Capitalized Lease Liabilities, to the extent not included in (i) or (iii) above; in each case of (i) through (iv) determined for the Fiscal Quarter under review together with the most recently ended three (3) preceding Fiscal Quarters.

                  "Affiliate(s)" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to:

                           (a) vote twenty percent (20%) or more of the equity
                  securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                           (b) direct or cause the direction of the management
                  and policies of such Person whether by contract or otherwise.

                  "Agent Bank" shall mean WFB in its capacity as administrative and collateral agent for Lenders, Swingline Lender and L/C Issuer.

                  "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of the Borrower Consolidation as Borrowings under the Credit Facility (inclusive of the outstanding principal under the Existing Harveys Credit Facility as of the Amendment Effective Date) in the initial principal amount of Three Hundred Thirty-Five Million Dollars ($335,000,000.00), as may be increased by up to an additional principal amount of One Hundred Million Dollars ($100,000,000.00) as provided in Section 2.01(d), subject to: (i) the Scheduled Reductions as set forth on the Total Commitment Reduction Schedule, (ii) the limitations for advance as set forth in the definition of Maximum Permitted Balance, and (iii) Voluntary Permanent Reductions as provided in Section 2.01(c).

                  "Aggregate Outstandings" shall mean collective reference to the sum of the Funded Outstandings, Swingline Outstandings and L/C Exposure as of any given date of determination.

                  "Amendment Effective Date" shall mean the date upon which: (i) each requirement set forth in Article IIIA of this Credit Agreement has been satisfied or waived, (ii) the BR Acquisition is consummated, and (iii) the BR Acquisition Disbursement hereunder has been funded.

                  "Applicable Margin" means for any Base Rate Loan or LIBOR Loan, the applicable percentage amount to be added to the Base Rate or LIBO Rate, as the case may be, as follows: (i) commencing on the Amendment Effective Date and continuing until the Rate Adjustment Date, one and one-half percent (1.50%) to be added to the Base Rate, and two and one-half percent (2.50%) to be added to the applicable LIBO Rate; (ii) commencing on the Rate Adjustment Date and continuing until Bank Facilities Termination, the margin rates as set forth in Table One below in each instance based on the Leverage Ratio calculated with regard to the Borrower Consolidation as of each Fiscal Quarter end, commencing with the Fiscal Quarter ending November 30, 1999, together with the immediately preceding three (3) Fiscal Quarters on a four (4) Fiscal Quarter basis, any change in the applicable percentage amount by reason thereof to be effective as of the 1st day of the third (3rd) month immediately following each such Fiscal Quarter end:

                                                                      TABLE ONE                TABLE TWO
                                                               ------------------------------------------
                                                                BASE              LIBO
                  LEVERAGE RATIO                                RATE              RATE         COMMITMENT
                                                               MARGIN            MARGIN        PERCENTAGE
---------------------------------------------------------------------------------------------------------
Greater than 4.50 to 1.0                                        1.75%             2.75%          0.50%
---------------------------------------------------------------------------------------------------------
Greater than 4.00 to 1.0 but less than                          1.50%             2.50%          0.50%
or equal to 4.50 to 1.00
---------------------------------------------------------------------------------------------------------
Greater than 3.50 to 1.0 but less than                          1.00%             2.00%         0.375%
or equal to 4.00 to 1.00
---------------------------------------------------------------------------------------------------------
Greater than 3.00 to 1.0 but less than                          0.75%             1.75%         0.375%
or equal to 3.50 to 1.00
---------------------------------------------------------------------------------------------------------
Greater than 2.00 to 1.0 but less than                          0.50%             1.50%         0.375%
or equal to 3.00 to 1.00
---------------------------------------------------------------------------------------------------------
Less than or equal to 2.00 to 1.00                              0.00%             1.00%          0.25%
=========================================================================================================

                  "Assets" shall mean the total assets of the Borrower Consolidation determined in accordance with GAAP.

                  "Assignment and Assumption Agreement" shall mean the document evidencing an assignment of a Syndication Interest by any Lender to an Eligible Assignee in the form of the Assignment, Assumption and Consent Agreement marked "Exhibit L", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Assignment of BR Billboard Lease" shall mean the Assignment of BR Billboard Lease executed by HBR and Agent Bank on or before the Amendment Effective Date pursuant to which HBR assigns to Agent Bank all of its right, title and interest as lessee under the BR Billboard Lease, as such Assignment of BR Billboard Lease may be amended, restated or otherwise modified from time to time.

                  "Assignment of BR Management Agreement" shall mean the Assignment of BR Management Agreement executed by HBRMC and Agent Bank on or before the Amendment Effective Date pursuant to which HBRMC assigns to Agent Bank all of its right, title and interest as manager under the BR Management Agreement, as such Assignment of BR Management Agreement may be amended, restated or otherwise modified from time to time.

                  "Assignment of California Greenbelt Lease" shall mean the Amended and Restated Assignment of California Greenbelt Lease executed by HTMC and Agent Bank on January 27, 1999, pursuant to which HTMC assigned to Agent Bank all of its right, title and interest as lessee under the California Greenbelt

Lease, which assignment was recorded January 29, 1999, in the Official Records of El Dorado County, California, as Document No. 99-0006390-00, as such Amended and Restated Assignment of California Greenbelt Lease may be amended, restated or otherwise modified from time to time.

                  "Assignment of Friendship Sublease" shall mean the Amended and Restated Assignment of Friendship Park Sublease executed by HIMC and Agent Bank on January 27, 1999 pursuant to which HIMC assigned to Agent Bank all of its right, title and interest as sublessee under the Friendship Sublease, which assignment was recorded January 29, 1999, in the Official Records of Pottawattamie County, Iowa, in Book 99, at Page 39868, as Instrument No. 14027, as such Amended and Restated Assignment of Friendship Park Sublease may be amended, restated or otherwise modified from time to time.

                  "Assignment of Iowa Sponsorship Agreement" shall mean the Assignment of Iowa Sponsorship Agreement executed by HIMC and Agent Bank on or before the Amendment Effective Date pursuant to which HIMC assigns to Agent Bank all of its right, title and interest as manager under the Iowa Sponsorship Agreement, as such Assignment of Iowa Sponsorship Agreement may be amended, restated or otherwise modified from time to time.

                  "Assignment of Park Cattle Lease" shall mean the Amended and Restated Assignment of Park Cattle Lease executed by HTMC and Agent Bank on January 27, 1999, pursuant to which HTMC assigned to Agent Bank all of its right, title and interest as lessee under the Park Cattle Lease, which assignment was recorded January 29, 1999, in the Official Records of Douglas County, Nevada, in Book 199, at Page 5894, as Instrument No. 0459900, as such Amended and Restated Assignment of Park Cattle Lease may be amended, restated or otherwise modified from time to time.

                  "Assignment of BR Master Lease and Purchase Agreement" shall mean the Assignment of BR Master Lease and Purchase Agreement executed by HBRMC and Agent Bank on or before the Amendment Effective Date pursuant to which HBRMC assigns to Agent Bank all of its right, title and interest as manager under the BR Master Lease and Purchase Agreement, as such Assignment of BR Master Lease and Purchase Agreement may be amended, restated or otherwise modified from time to time.

                  "Assignment of Tahoe Greenbelt Lease" shall mean the Amended and Restated Assignment of Tahoe Greenbelt Lease executed by HTMC and Agent Bank on January 27, 1999, pursuant to which HTMC assigned to Agent Bank all of its right, title and interest as lessee under the Tahoe Greenbelt Lease, which assignment was recorded January 29, 1999, in the Official

Records of Douglas County, Nevada, in Book 199, at Page 5824, as Instrument No. 0459907, as such Amended and Restated Assignment of Tahoe Greenbelt Lease may be amended, restated or otherwise modified from time to time.

                  "Assignments" shall mean collective reference to the Tahoe Assignments, the Iowa Assignments, the Colorado Assignments and the Bluffs Run Assignments.

                  "Assignments of Permits, Licenses and Contracts" shall mean collective reference to the Tahoe Assignment of Permits, Licenses and Contracts, Colorado Assignment of Permits, Licenses and Contracts, the Iowa Assignment of Permits, Licenses and Contracts and the Bluffs Run Assignment of Permits, Licenses and Contracts.

                  "Assignments of Spaceleases, Contracts, Rents and Revenues" shall mean collective reference to the Tahoe Assignment of Spaceleases, Contracts, Rents and Revenues, Colorado Assignment of Spaceleases, Contracts, Rents and Revenues, the Iowa Assignment of Spaceleases, Contracts, Rents and Revenues and the Bluffs Run Assignment of Spaceleases, Contracts, Rents and Revenues.

                  "Assumption and Consent Agreement" shall mean the document evidencing an increase of the Aggregate Commitment and assumption of such increase by a Lender or Eligible Assignee in the form of the Assumption and Consent Agreement marked "Exhibit K", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Authorized Officer Certificate" shall have the meaning set forth in Section 3.05(iv).

                  "Authorized Officer(s)" shall mean, relative to the Borrowers, those of the respective officers whose signatures and incumbency shall have been certified to Agent Bank and the Banks as required in Section 3.05(iv) of the Credit Agreement with the authority and responsibility to deliver Notices of Borrowing, Continuation/Conversion Notices, Compliance Certificates, Pricing Certificates, Notices of Swingline Advances, requests for the issuance of Letters of Credit and all other requests, notices, reports, consents, certifications and authorizations on behalf of Borrowers, or any of them.

                  "Available Borrowings" shall mean, at any time, and from time to time, the aggregate amount available to Borrowers for a Borrowing, a Swingline Advance or issuance of a Letter of Credit not exceeding the amount of the Maximum Availability, as of each date of determination.

                  "BR Acquisition" shall mean the acquisition of title to the BR Purchase Property by HBR pursuant to the terms of the Purchase Agreement.

                  "BR Acquisition Consideration" shall have the meaning ascribed to the term "Consideration" in Section 2.1 of the Purchase Agreement.

                  "BR Acquisition Disbursement" shall have the meaning set forth in Section 2.02(a).

                  "BR Billboard Lease" shall mean that certain Lease Agreement, under date of July 18, 1997, by and between Edwin B. Rasmussen and Minnie E. Rasmussen, husband and wife, as lessors, and Iowa West Racing Association d/b/a Bluffs Run Casino of Council Bluffs, Iowa, as lessee, with the lessee's interest thereunder having been assigned to HBR concurrently, or substantially concurrent, herewith, pursuant to which Lease Agreement a leasehold interest is granted to HBR in that premises commonly referred to as "23rd Avenue and 24th Street in Council Bluffs, Iowa", which premises is used for maintenance of an advertising billboard for the Bluffs Run Facility.

                  "BR Closing" shall have the meaning to the term "Closing" in
Section 8.1 of the Purchase Agreement.

                  "BR EBITDA Adjustment" shall mean IWRA EBITDA during the fiscal periods described below to be included in the calculation of EBITDA for the first four (4) consecutive Fiscal Quarters following the Amendment Effective Date, as follows:

                           a.       For the four (4) consecutive Fiscal

Quarters ending November 30,1999, IWRA EBITDA for the period commencing on December 1, 1998 through the Amendment Effective Date;

                           b.       For the four (4) consecutive Fiscal

Quarters ending February 29, 2000, IWRA EBITDA for the period commencing on March 1, 1999 through the Amendment Effective Date;

                           c.       For the four (4) consecutive Fiscal

Quarters ending May 31, 2000, IWRA EBITDA for the periods commencing on June 1, 1999 through the Amendment Effective Date; and

                           d.       For the four (4) consecutive Fiscal
Quarters ending August 31, 2000, IWRA EBITDA for the period commencing on September 1, 1999 through the Amendment Effective Date.

                  "BR Gaming Operations" shall mean the pari-mutuel race track and casino operation and related activities incident thereto conducted at the Bluffs Run Facility.

                  "BR Management Agreement" shall mean the Management Agreement to be executed by and between HBRMC and IWRA and delivered as of the BR Closing under the terms of which IWRA grants HBRMC the exclusive authority to manage, control and operate the Bluffs Run Facility on behalf of IWRA subject to the terms and conditions set forth in the Management Agreement, a copy of the form of which is attached to the Purchase Agreement as Exhibit D.

                  "BR Management Agreement Estoppel Certificate" shall mean an estoppel certificate duly executed by IWRA as owner of the enterprise and HBRMC as manager under the BR Management Agreement, wherein each certifies and represents to Agent Bank on behalf of Lenders that: (a) the BR Management Agreement, as defined herein, represents the entire agreement between the parties thereto, and supersedes all other previous documents and agreements between them, (b) that the BR Management Agreement has not been modified, supplemented or amended, except as described herein, (c) to the actual knowledge of owner and to the best knowledge of manager there are no defaults presently existing or continuing under any of the terms and provisions of the BR Management Agreement, and (d) other provisions regarding notice to Agent Bank in the event of a default thereunder, Agent Bank's right to cure any such default and the rights of Banks and their successors and assigns to continue in management of the Bluffs Run Real Property.

                  "BR Master Lease" shall mean the Lease to be executed by and between HBR, as landlord, and IWRA, as tenant, and delivered effective as of the BR Closing, under the terms of which the BR Purchase Property is leased by HBR to IWRA in accordance with the terms thereof, a copy of the form of which is attached to the Purchase Agreement as Exhibit C.

                  "BR Master Lease Subordination and Nondisturbance Agreement" shall mean that certain Subordination, Attornment and Nondisturbance Agreement executed by IWRA and Agent Bank, on or before the Amendment Effective Date, pursuant to which: (i) IWRA makes certain representations with respect to the BR Master Lease and the Purchase Agreement; and (ii) the BR Master Lease is subordinated to the lien of the Bluffs Run Mortgage subject to the agreement by Agent Bank not to disturb, and to recognize, the interest of IWRA as tenant under the BR Master Lease, and also subject to the agreement by IWRA to attorn to Agent Bank as lessor under the BR Master Lease; all upon the conditions, and subject to the terms set forth therein.

                  "BR Purchase Property" shall have the meaning ascribed to the term "Property" in Recital Paragraph B of the Purchase Agreement.

                  "Bank Facilities" shall mean collective reference to the Credit Facility, Swingline Facility and L/C Facility.

                  "Bank Facility Termination" or "Bank Facilities Termination" shall mean payment in full of all sums owing under the Notes and each of the other Loan Documents, the occurrence of the Stated Expiry Date or other termination or cash collateralization of all outstanding Letters of Credit, and the irrevocable termination of the obligation of Banks to advance Borrowings, to advance Swingline Advances and to issue Letters of Credit.

                  "Banking Business Day" means (a) with respect to any Borrowing, payment or rate determination of LIBOR Loans, a day, other than a Saturday or Sunday, on which Agent Bank is open for business in San Francisco and on which dealings in Dollars are carried on in the London interbank market, and (b) for all other purposes any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of California, Nevada and/or New York, or is a day on which banking institutions located in California, Nevada and/or New York are required or authorized by law or other governmental action to close.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. Section 101, ET SEQ.

                  "Banks" shall have the meaning set forth in the Preamble to this Credit Agreement.

                  "Base Rate" shall mean, as of any date of determination, the rate per annum equal to the higher of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus one-half of one percent (1/2 of 1%) (fifty basis points).

                  "Base Rate Loan" shall mean reference to that portion of the unpaid principal balance of the Credit Facility bearing interest with reference to the Base Rate plus the Applicable Margin.

                  "Bluffs Run Assignment of Permits, Licenses and Contracts" shall mean the Assignment of Permits, Licenses and Contracts (Bluffs Run) to be executed by HBR and HBRMC, as Assignors, and by Agent Bank, as Assignee, on or before the Amendment Effective Date, pursuant to which HBR and HBRMC assign to Agent Bank all of their right, title and interest in and to all permits, licenses and contracts relating to the Bluffs Run Facility, except those Gaming Permits and other licenses or permits which are unassignable, as such Assignment of Permits, Licenses and Contracts (Bluffs Run) may be amended, restated or otherwise modified from time to time.

                  "Bluffs Run Assignment of Spaceleases, Contracts, Rents and Revenues" shall mean the Assignment of Spaceleases, Contracts, Rents and Revenues (Bluffs Run) to be executed by HBR and HBRMC, as Assignors, and by Agent Bank, as Assignee, on or before the Amendment Effective Date, pursuant to which HBR and HBRMC assign to Agent Bank: (a) all of their right, title and interest under the Bluffs Run Equipment Leases and Contracts, and under the Bluffs Run Spaceleases relating to the Bluffs Run Facility, and (b) all rents, issues, profits, revenues and income from the Bluffs Run Facility and any other business activity conducted on the Bluffs Run Real Property, together with any future expansions thereof, related thereto or used in connection therewith, as such Assignment of Spaceleases, Contracts, Rents and Revenues (Bluffs Run) may be amended, restated or otherwise modified from time to time.

                  "Bluffs Run Assignments" shall mean collective reference to the Bluffs Run Assignment of Permits, Licenses and Contracts, the Bluffs Run Assignment of Spaceleases, Contracts, Rents and Revenues, the Assignment of BR Management Agreement, the Assignment of BR Master Lease and Purchase Agreement and the Assignment of BR Billboard Lease.

                  "Bluffs Run Closing Instructions" shall mean theClosing Instructions to be given by Agent Bank to the Bluffs Run Title Company on or before the Amendment Effective Date setting forth the requirements of Lenders for the issuance of the Bluffs Run Title Policy and other conditions for the funding of the BR Closing Disbursement, to the reasonable satisfaction of Agent Bank, Lenders and the Borrowers.

                  "Bluffs Run Collateral" shall mean collective reference to:
(i) all of the Bluffs Run Real Property and the personal property, furniture, fixtures and equipment, contract rights, leases, intangibles and other interests of HBR and/or HBRMC, which are subject to the liens and security interests of the Bluffs Run Security Documents; (ii) all rights of HBR and/or HBRMC assigned as additional security pursuant to the terms of the Bluffs Run Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of HBR and/or HBRMC, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank on behalf of Lenders to secure payment of the Bank Facilities; excluding, however, the IWRA Gaming Devices.

                  "Bluffs Run Equipment Leases and Contracts" shall mean the executed leases and purchase contracts pertaining to the Bluffs Run FF&E wherein HBR and/or HBRMC are the lessee or vendee, as the case may be, as set forth on that certain schedule marked "Schedule 4.19(d), affixed to the Credit Agreement and by this reference incorporated herein and made a part hereof.

                  "Bluffs Run FF&E" shall mean the furniture, fixtures and equipment which have been installed or are to be installed and used or owned by HBR and/or HBRMC in connection with the operation of the Bluffs Run Facility, excluding, however, the IWRA Gaming Devices.

                  "Bluffs Run Facility" shall mean the pari-mutuel race track facility and casino business and related activities conducted in and on the Bluffs Run Real Property and all improvements now or hereafter situate thereon presently conducted under the style and name of Bluffs Run Casino.

                  "Bluffs Run Financing Statements" shall mean the Uniform Commercial Code Financing Statements to be executed by HBR and HBRMC on or before the Amendment Effective Date in favor of Agent Bank on behalf of Lenders, to be filed with: (i) the Secretary of State of the State of Iowa; (ii) the County Recorder of Pottawattamie County, Iowa; and (iii) the Nevada Secretary of State; all in order to perfect the security interest granted to Agent Bank on behalf of Lenders under the Bluffs Run Security Documents in accordance with the requirements of the Iowa and Nevada Uniform Commercial Code, as they may be amended, modified, extended, renewed or restated from time to time.

                  "Bluffs Run Mortgage" shall mean the Mortgage with Assignment of Rents, Fixture Filing and Security Agreement (Bluffs Run) to be executed by HBR and HBRMC, as mortgagors and debtors, on or before the Amendment Effective Date, in favor of Agent Bank on behalf of Lenders, as mortgagee and secured party, for the purposes of securing the Bank Facilities, encumbering the Bluffs Run Collateral more particularly therein described as a first mortgage lien subject only to the Bluffs Run Permitted Encumbrances, as such Mortgage with Assignment of Rents, Fixture Filing and Security Agreement (Bluffs Run) may be amended, restated or otherwise modified from time to time.

                  "Bluffs Run Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) statutory liens for labor and/or materials and liens for taxes, assessments or governmental charges not then required to be paid, released, discharged or expunged pursuant to Sections 5.04 and 5.10 of the Credit Agreement, respectively, provided that, Borrowers shall have maintained adequate reserves in accordance with GAAP for payment of same, (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (iv) leases or subleases granted to others (including, without limitation, any Subsidiary) not interfering in any material respect with the ordinary conduct of the business of the Bluffs Run Facility; (v) liens created or contemplated by the Bluffs Run Security Documents, (vi) the liens, encumbrances and restrictions on the Bluffs Run Real Property, Bluffs Run FF&E and existing improvements which are shown as exceptions on Schedule B of the Bluffs Run Title Insurance Policy, (vii) liens consented to in writing by Agent Bank upon the approval of Requisite Lenders, (viii) liens of legally valid capital leases and purchase money security interests for Bluffs Run FF&E and other goods to the extent permitted by Section 6.09(c), (ix) each and every easement, license, restriction or right-of-way that (A) is hereafter granted to any Governmental Authority or public utility and (B) does not interfere in any material respect with the Bluffs Run Facility; and (x) judgment liens, writs, warrants, levies, distraints, attachments and other similar process which do not constitute an Event of Default, (xi) Liens securing reimbursement obligations with respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and banker's acceptances and products or proceeds thereof; (xii) Liens arising out of consignment or similar arrangements for the sale of goods; (xiii) any interest or title of a lessor subject to any capital lease obligation or operating lease;
(xiv) Liens in existence on the Amendment Effective Date and referenced on the Bluffs Run Schedule of Liens set forth as Schedule 6.09; (xv) easements, rights of way, restrictions, minor defects or irregularities in title and other similar liens, charges or encumbrances which do not interfere in any material respect with the business of the Borrowers; (xvi) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of the Borrowers or becomes a Subsidiary of the Borrowers; PROVIDED that such Liens (other than replacement Liens) were not created in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with any Borrower or such Subsidiary or acquired by any Borrower or such Subsidiary; (xvii) the replacement, extension or renewal of any Lien permitted hereunder; (xviii) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xix) Liens in favor of customs and revenue authorities arising by operation of law to secure payment of customs duties in connection with the importation of goods; (xx) licenses, leases or subleases granted to other Persons in the ordinary course of business; (xxi) any interest or title of a lessor, sublessor, licensee or licensor under any personal or real property lease, sublease or license agreement; (xxii) Liens in favor of a banking or other financial institution encumbering deposits (including the right of set-off) held by such banking or other financial institutions incurred in the ordinary course of business; and (xxiii) Liens for property taxes on real property which is to be abandoned for which the sole recourse for such tax is to such property (or to a Subsidiary of any Borrower whose sole asset is such property).

                  "Bluffs Run Real Property" shall mean that real property which is particularly described on "Exhibit T", attached hereto and incorporated by reference herein.

                  "Bluffs Run Security Documents" shall mean collective reference to the Bluffs Run Assignments, the Bluffs Run Mortgage, the Bluffs Run Financing Statements and any other document or instrument which is executed or delivered by HBR and/or HBRMC and accepted by Agent Bank, on behalf of Lenders, as security for payment under the Bank Facilities.

                  "Bluffs Run Spaceleases" shall mean the executed leases and concession agreements pertaining to the Bluffs Run Facility, or any portion thereof, wherein HBR and/or HBRMC is the lessor as set forth on the certain schedule marked "Schedule 4.18(D)", affixed to the Credit Agreement and by this reference incorporated herein and made a part hereof.

                  "Bluffs Run Title Company" shall mean Fidelity National Title Insurance Company, through its National Title Services Office at 700 Louisiana, Suite 2600, Houston, Texas 77002, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be reasonably acceptable to Agent Bank.

                  "Bluffs Run Title Insurance Policy" shall mean an ALTA Extended Coverage Lender's Policy of Title Insurance issued by the Bluffs Run Title Company, insuring the lien and priority of the Bluffs Run Mortgage on the Bluffs Run Real Property, subject only to such exceptions and conditions of title as are acceptable to Agent Bank which policy shall be in a form and substance, and shall include such endorsements, as are reasonably acceptable to Agent Bank.

                  "Borrower Consolidation" shall mean: (i) prior to the Amendment Effective Date, collective reference to the Existing Harveys Borrowers on a consolidated basis, and (ii) as of and after the Amendment Effective Date, collective reference to Borrowers and each Restricted Subsidiary on a consolidated basis, in each instance without regard to any Unrestricted Subsidiary or other Affiliate.

                  "Borrowers" shall mean collective reference to HCR, HTMC, HCRSC, HCCMC, HIMC, HBR and HBRMC.

                  "Borrowing(s)" shall mean the BR Acquisition Disbursement and such amounts as Borrowers may borrow following a request by Notice of Borrowing to Agent Bank from time to time to be advanced under the Credit Facility following the Amendment Effective Date in accordance with the provisions of
Section 2.03 or at the request of Agent Bank pursuant to Section 2.08 or Section 2.09.

                  "Breakage Charges" shall have the meaning ascribed to such term in Section 2.07(c) of the Credit Agreement.

                  "California Deed of Trust" shall mean the Existing California Deed of Trust, as amended by the First Amendment to California Deed of Trust, and as it may be further amended, restated or otherwise modified from time to time.

                  "California Greenbelt Lease" shall mean that certain Net Lease Agreement dated as of February 28, 1985, as amended by First Amendment to Lease Agreement dated as of June 1, 1997, between Park Cattle Company, as lessor, and HCR (formerly known as Harvey's Wagon Wheel, Inc., a Nevada corporation), as lessee, the lessee's interest therein having been assigned by HCR to HTMC by Assignment of Leases dated as of June 1, 1997, under the terms of which HTMC leases the California Greenbelt Property from Park Cattle Co., as such Net Lease Agreement may be further amended, extended, renewed, or otherwise modified from time to time.

                  "California Greenbelt Lease Estoppel Certificate"shall mean the Existing California Greenbelt Lease Estoppel Certificate as modified by the Reaffirmation of California Greenbelt Lease Estoppel Certificate.

                  "California Greenbelt Property" shall mean that real property which is particularly described as Parcel 5 on Exhibit Q attached hereto.

                  "Capital Expenditures" shall mean, for any period, without duplication, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during that period and including Capitalized Lease Liabilities) by the Borrower Consolidation during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed or capital asset accounts reflected in the consolidated balance sheet of the Borrower Consolidation (including amounts received by IWRA for the purchase of IWRA Gaming Devices and further including equipment which is purchased simultaneously with the trade-in of existing equipment owned by Borrowers to the extent of (a) the gross amount of such purchase price LESS (b) the cash proceeds of trade-in credit of the equipment being traded in at such time), but excluding capital expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or refinanced from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation of or the exercise of the power of eminent domain with respect to such assets being replaced or restored.

                  "Capital Proceeds" shall mean the net proceeds (after deducting all reasonable or customary expenses incurred in connection therewith) available to Borrowers in excess of Five Million Dollars ($5,000,000.00) in the aggregate during any Fiscal Year from (i) partial or total condemnation or destruction of any part of the Collateral, (ii) insurance proceeds (other than rent insurance and business interruption insurance) received in connection with damage to or destruction of the Collateral, and (iii) the sale or other disposition of any portion of the Collateral in accordance with the provisions of this Credit Agreement (not including, however, any proceeds received by Borrowers, or any of them, from a sale, condemnation, damage or destruction of FF&E or other personal property if such FF&E or other personal property is replaced by items of equivalent value or utility, in each case such exclusion to apply only during any period in which no Default in the payment of any principal or interest owing under the terms of the Bank Facilities or an Event of Default has occurred and is continuing).

                  "Capitalized Lease Liabilities" means all monetary obligations of the Borrowers, or any of them, under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Credit Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Cash" shall mean, when used in connection with any

Person, all monetary and non-monetary items owned by that Person that are treated as cash or the equivalent of cash in accordance with GAAP, consistently applied.

                  "Cash Collateral Account" shall mean the restricted depository savings account to be established by Borrowers or Agent Bank on behalf of Borrowers with L/C Issuer at its offices located at One East First Street, Reno, Nevada, or at such other office located in the United States as may be designated from time to time by L/C Issuer, for the purpose of depositing cash collateral for the aggregate L/C Exposure upon the occurrence of any Event of Default.

                  "Cash Collateral Pledge Agreement" shall mean the Pledge and Assignment of Savings Account Agreement executed by Borrowers in favor of L/C Issuer as of the Closing Date as the same may be amended or modified from time to time under the terms of which all sums held from time to time in the Cash Collateral Account are pledged in favor of L/C Issuer to secure repayment of any funding required under any outstanding Letters of Credit, a copy of which Cash Collateral Pledge Agreement is marked "Exhibit M", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Cash Equivalents" shall mean, when used in connection with any Person, that Person's Investments in:

                           (a)      Government Securities maturing within one
                  (1) year after the date of the making of the Investment;

                           (b) readily marketable direct obligations of any
                  State of the United States of America or any political subdivision or agency of the foregoing given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case maturing within one (1) year from the making of the Investment;

                           (c) certificates of deposit issued by, bank deposits
                  in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any Lender or, if not a Lender, any bank incorporated under the laws of the United States of America or any State thereof and having on the date of such Investment combined capital, surplus and undivided profits of at least Two Hundred Fifty Million Dollars ($250,000,000.00), or total assets of at least Five Billion Dollars ($5,000,000,000.00), in each case maturing within one (1) year after the date of the making of the Investment;

                           (d) certificates of deposit issued by, bank deposits
                  in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least Five Hundred Million Dollars ($500,000,000.00), or total assets of at least Fifteen Billion Dollars ($15,000,000,000.00) in each case maturing within one year after the date of the making of the Investment;

                           (e) repurchase agreements covering Government
                  Securities executed by a broker or dealer registered under
                  Section 15(b) of the Securities Exchange Act of 1934 having on the date of the Investment capital of at least One Hundred Million Dollars ($100,000,000.00), maturing within thirty (30) days after the date of the making of the Investment; PROVIDED that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a "primary dealer" in such Government Securities on the books of such registered broker or dealer, as soon as practicable after the making of the Investment;

                           (f) readily marketable commercial paper of
                  corporations doing business in and incorporated under the laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clauses (c) or (d) above given on the date of such Investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, in each case maturing within three hundred sixty-five (365) days after the date of the making of the Investment;

                           (g) "money market preferred stock" issued by a
                  corporation incorporated under the laws of the United States of America or any State thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case having an investment period not to exceed fifty (50) days; PROVIDED that (i) the amount of all such Investments issued by the same issuer does not exceed Five Million Dollars ($5,000,000.00) and (ii) the aggregate amount of all such Investments does not exceed Fifteen Million Dollars ($15,000,000.00); and

                           (h) a readily redeemable "money market mutual fund"
                  advised by a bank described in clauses (c) or (d) hereof, or an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and having on the date of such Investment total assets of at least One Billion Dollars ($1,000,000,000.00).

                  "Change in Control" shall mean the occurrence of any of the following:

                           (a) Any "person" or "group" (as such terms are
                  defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than any such "person" or "group" which is or which includes the holders of the common stock (voting and non-voting) and preferred stock of HCR as of the Merger Effective Time or their Affiliates, own or control, more than forty percent (40%) of the common voting stock of HCR; or

                           (b) Other than with respect to the election of
                  directors specifically contemplated by the Merger Agreement, during any period of twenty-four (24) consecutive months commencing after the Closing Date, individuals who at the beginning of such period constituted HCR's Board of Directors (together with any new or replacement directors whose election by HCR's Board of Directors or whose nomination for election by HCR's shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

                           (c) HCR fails to own, directly or indirectly, one
                  hundred percent (100%) of the capital stock interests of HTMC, HCRSC, HCCMC, HIMC, HBR and HBRMC.

                  "Closing Certificate" shall have the meaning ascribed to such term in Section 3.05(v).

                  "Closing Date" shall mean February 2, 1999.

                  "Closing Instructions" shall mean collective reference to the Tahoe Amendment Closing Instructions, Iowa Amendment Closing Instructions, Colorado Amendment Closing Instructions, and Bluffs Run Closing Instructions.

                  "Collateral" shall mean: (a) a collective reference to the Tahoe Collateral, Colorado Collateral, the Iowa Collateral and Bluffs Run Collateral; (b) the HCR Stock Pledges; and (c) any and all other property and/or intangible rights, interests or benefits inuring to or in favor of Borrowers which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Lenders or Agent Bank on behalf of the Lenders to secure repayment of the Bank Facilities, but shall not include the Gaming Permits.

                  "Collateral Properties" shall mean collective reference to the real properties, improvements and associated FF&E which are pledged and encumbered as Collateral securing repayment of the Bank Facilities, which shall consist of the Tahoe Real Property, California Greenbelt Property, Iowa Real Property, Colorado Real Property and Bluffs Run Real Property, together with any other real property or interests therein which may be held by Agent Bank from time to time to secure repayment of the Bank Facilities.

                  "Colorado Amendment Closing Instructions" shall mean the Closing Instructions to be given by Agent Bank to the Colorado Title Company on or before the Amendment Effective Date setting forth the requirements of Lenders for the issuance of the Colorado Title Endorsements and other conditions for the funding of the BR Closing Disbursement, to the reasonable satisfaction of Agent Bank, Lenders and the Borrowers.

                  "Colorado Assignment of Permits, Licenses and Contracts" shall mean the Amended and Restated Assignment of Permits, Licenses and Contracts (Colorado) executed by HCCMC and Agent Bank on January 27, 1999, whereby HCCMC assigned to Agent Bank all of its right, title and interest in and to all permits, licenses and contracts relating to the Colorado Hotel/Casino Facility, except those Gaming Permits and other licenses or permits which are unassignable, which assignment was recorded January 29, 1999, in the Office of the Gilpin County Clerk and Recorder, in Book 661, Page 127, under Reception No. 98928, as such Amended and Restated Assignment of Permits, Licenses and Contracts (Colorado) may be amended, restated or otherwise modified from time to time.

                  "Colorado Assignment of Spaceleases, Contracts, Rents and Revenues" shall mean the Amended and Restated Assignment of Spaceleases, Contracts, Rents and Revenues (Colorado) executed by HCCMC and Agent Bank on January 27, 1999, pursuant to which HCCMC assigned to Agent Bank: (a) all of its right, title and interest under the Colorado Equipment Leases and Contracts, and under the Colorado Spaceleases relating to the Colorado Hotel/Casino Facility, and (b) all rents, issues, profits, revenues and income from the Colorado Hotel/Casino Facility and any other business activity conducted on the Colorado Real Property, together with any future expansions thereof, related thereto or used in connection therewith, which assignment was recorded January 29, 1999, in the Office of the Gilpin County Clerk and Recorder, in Book 661, Page 108, under Reception No. 98927, as such Amended and Restated Assignment of Spaceleases, Contracts, Rents and Revenues (Colorado) may be amended, restated or otherwise modified from time to time.

                  "Colorado Assignments" shall mean collective reference to the Colorado Assignment of Permits, Licenses and Contracts and the Colorado Assignment of Spaceleases, Contracts, Rents and Revenues.

                  "Colorado Collateral" shall mean collective reference to: (i) all of the Colorado Real Property and the personal property, furniture, fixtures and equipment, contract rights, leases, intangibles and other interests of HCCMC, which are subject to the liens and security interests of the Colorado Security Documents; (ii) all rights of HCCMC assigned as additional security pursuant to the terms of the Colorado Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of HCCMC, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank on behalf of Lenders to secure payment of the Bank Facilities.

                  "Colorado Deed of Trust" shall mean the Existing Colorado Deed of Trust, as amended by the First Amendment to Colorado Deed of Trust, and as it may be further amended, restated or otherwise modified from time to time.

                  "Colorado Equipment Leases and Contracts" shall mean the executed leases and purchase contracts pertaining to the Colorado FF&E wherein HCCMC is the lessee or vendee, as the case may be, as set forth on that certain schedule marked "Schedule 4.16(B)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Colorado FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and Gaming Devices which have been installed or are to be installed and used or owned by

HCCMC in connection with the operation of the Colorado Hotel/Casino Facility.

                  "Colorado Financing Statements" shall mean the Uniform Commercial Code Financing Statements executed by HCCMC on January 27, 1999, in favor of Agent Bank, registered in the Colorado Central Index Filing System and filed with: (i) the Secretary of State of the State of Colorado; (ii) the County Recorder of Gilpin County, Colorado; and (iii) the Nevada Secretary of State; all in order to perfect the security interest granted to Agent Bank on behalf of Lenders under the Colorado Security Documents in accordance with the requirements of the Colorado and Nevada Uniform Commercial Code, as they may be amended, modified, extended, renewed or restated from time to time.

                  "Colorado Gaming Authorities" shall mean, without limitation, the Division of Gaming of the Colorado Department of Revenue, the Colorado Limited Gaming Control Commission and any other applicable governmental or administrative state or local agency involved in the regulation of gaming and gaming activities conducted by any member of the Borrower Consolidation in the State of Colorado.

                  "Colorado Hotel/Casino Facility" shall mean the hotel and casino business and related activities conducted by HCCMC in and on the Colorado Real Property and all improvements now or hereafter situate thereon, presently conducted under the style and name of Harvey's Wagon Wheel Hotel/Casino.

                  "Colorado Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) statutory liens for labor and/or materials and liens for taxes, assessments or governmental charges not then required to be paid, released, discharged or expunged pursuant to Sections
5.04 and 5.10 of the Credit Agreement, respectively, provided that, Borrowers shall have maintained adequate reserves in accordance with GAAP for payment of same, (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (iv) leases or subleases granted to others (including, without limitation, any Subsidiary) not interfering in any material respect with the ordinary conduct of the business of the Colorado Hotel/Casino Facility; (v) liens created or contemplated by the Colorado Security Documents,

(vi) the liens, encumbrances and restrictions on the Colorado Real Property, Colorado FF&E and existing improvements which are shown as exceptions on Schedule B of the Colorado Title Insurance Policy, (vii) liens consented to in writing by Agent Bank upon the approval of Requisite Lenders, (viii) liens of legally valid capital leases and purchase money security interests for Colorado FF&E and other goods to the extent permitted by Section 6.09(c), (ix) each and every easement, license, restriction or right-of-way that (A) is hereafter granted to any Governmental Authority or public utility and (B) does not interfere in any material respect with the Colorado Hotel/Casino Facility; and
(x) judgment liens, writs, warrants, levies, distraints, attachments and other similar process which do not constitute an Event of Default, (xi) Liens securing reimbursement obligations with respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and banker's acceptances and products or proceeds thereof;
(xii) Liens arising out of consignment or similar arrangements for the sale of goods; (xiii) any interest or title of a lessor subject to any capital lease obligation or operating lease; (xiv) Liens in existence on the Closing Date and referenced on Schedule of Liens set forth as Schedule 6.09; (xv) easements, rights of way, restrictions, minor defects or irregularities in title and other similar liens, charges or encumbrances which do not interfere in any material respect with the business of the Borrowers; (xvi) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of the Borrowers or becomes a Subsidiary of the Borrowers; PROVIDED that such Liens (other than replacement Liens) were not created in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with any Borrower or such Subsidiary or acquired by any Borrower or such Subsidiary;
(xvii) the replacement, extension or renewal of any Lien permitted hereunder; (xviii) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xix) Liens in favor of customs and revenue authorities arising by operation of law to secure payment of customs duties in connection with the importation of goods; (xx) licenses, leases or subleases granted to other Persons in the ordinary course of business; (xxi) any interest or title of a lessor, sublessor, licensee or licensor under any personal or real property lease, sublease or license agreement; (xxii) Liens in favor of a banking or other financial institution encumbering deposits (including the right of set-off) held by such banking or other financial institutions incurred in the ordinary course of business; and (xxiii) Liens for property taxes on real property which is to be abandoned for which the sole recourse for such tax is to such property (or to a Subsidiary of any Borrower whose sole asset is such property).

                  "Colorado Real Property" shall mean that real property which is particularly described as Parcels 1 through 6 on "Exhibit R" attached hereto and incorporated by reference herein.

                  "Colorado Security Documents" shall mean collective reference to the Colorado Assignment of Permits, Licenses and Contracts, the Colorado Assignment of Spaceleases, Contracts, Rents and Revenues, the Colorado Deed of Trust, the Colorado Financing Statements and any other document or instrument which is executed or delivered by HCCMC and accepted by Agent Bank, on behalf of Lenders, as security for payment under the Bank Facilities relating to the Colorado Hotel/Casino Facility.

                  "Colorado Spaceleases" shall mean the executed leases and concession agreements pertaining to the Colorado Hotel/Casino Facility, or any portion thereof, wherein HCCMC is the lessor as set forth on the certain schedule marked "Schedule 4.15(B)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Colorado Title Company" shall mean First American Title Company and its issuing agent, Clear Creek-Gilpin Abstract & Title Corp., 619 Fifth Street in Georgetown, Colorado, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be reasonably acceptable to Agent Bank.

                  "Colorado Title Endorsements" shall mean a collective reference to a Colorado Form 108.8 Endorsement to the Existing Colorado Title Policy and to such other endorsements to the Existing Colorado Title Policy as are requested by Agent Bank, in order to cause the Existing Colorado Title Policy to insure the lien and priority of the Colorado Deed of Trust, subject only to such exceptions and conditions of title as are acceptable to Agent Bank, all of which endorsements shall be issued by the Colorado Title Company and shall be in a form and substance acceptable to Agent Bank.

                  "Colorado Title Insurance Policy" shall mean a collective reference to the Existing Colorado Title Policy and the Colorado Title Endorsements.

                  "Co-Managing Agents" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "Commitment Fee" shall have the meaning ascribed to such term in Section 2.10(b) of this Credit Agreement.

                  "Commitment Increase" shall have the meaning set forth in
Section 2.01(d) of the Credit Agreement.

                  "Commitment Increase Conditions" shall have the meaning set forth in Section 2.01(d) to the Credit Agreement.

                  "Commitment Increase Effective Date" shall mean the date upon which each of the Commitment Increase Conditions have occurred and the Aggregate Commitment has been increased by the Commitment Increase.

                  "Commitment Percentage" shall mean the per annum percentage to be used in the calculation of the Commitment Fee on and after the Amendment Effective Date based on the Leverage Ratio of the Borrower Consolidation, determined as set forth in Table Two of the definition of Applicable Margin.

                  "Compliance Certificate" shall mean a compliance certificate as described in Section 5.08(a)(v) substantially in the form of "Exhibit F", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Contingent Liability(ies)" shall mean, as to any Person, without duplication among Persons, collectively, any obligation of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness, leases or dividends ("primary obligations") of any other Person (the "primary obligor") (other than Indebtedness or other obligations of the Borrower Consolidation, or any of them) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (by means of loans, capital contributions or otherwise) (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or support the solvency or level of any balance sheet item of the primary obligor or any "keep well," "make well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless an obligee against loss with respect to any obligation of such primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) to make payment in respect of any net liability arising in connection with any Interest Rate Hedges, foreign currency exchange agreement, commodity hedging agreement or any similar agreement or arrangement in any such case if the purpose or intent of such agreement is to provide assurance that such primary obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such primary obligation will be protected (in whole or in part) against loss in respect thereof or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Liability shall not include endorsements of instruments for deposit or collection in the ordinary course of business or indemnification of directors, officers or employees. The amount of any Contingent Liability shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liability is made (unless the Contingent Liability is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by Borrowers in good faith, PROVIDED that (y) the amount of any Contingent Liability consisting of a completion guaranty shall be deemed to be zero unless and until Borrowers' independent auditors have quantified the amount of the exposure thereunder (and thereafter shall be deemed to be the amount so quantified from time to time), and (z) the amount of any Contingent Liability consisting of a "keep-well", "make well" or other similar arrangement shall be deemed to be zero unless and until any Borrower or any Restricted Subsidiary is required to make payment with respect thereto (and shall thereafter be deemed during the relevant period to be the amount required to be paid and after paid in full, zero).

                  "Continuation/Conversion Notice" shall mean a notice of continuation or conversion of or to a LIBOR Loan and certificate duly executed by an Authorized Officer, substantially in the form of that certain exhibit marked "Exhibit D", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Convert, Conversion and Converted" shall refer to a Borrowing at or continuation of a particular interest rate basis or conversion of one interest rate basis to another pursuant to Section 2.05(c).

                  "Credit Agreement" shall mean this Second Amended and Restated Credit Agreement, together with all Schedules and Exhibits attached hereto, executed by and among Borrowers and Banks setting forth the terms and conditions of the Credit Facility, Swingline Facility and L/C Facility, together with all other attachments thereto, as may be amended, modified, extended, renewed or restated from time to time.

                  "Credit Facility" shall mean the agreement of Lenders to fund a revolving line of credit, subject to the terms and conditions set forth in this Credit Agreement and the Revolving Credit Note, up to the Maximum Permitted Balance.

                  "Deeds of Trust" shall mean collective reference to the Tahoe Deed of Trust, the California Deed of Trust and the Colorado Deed of Trust.

                  "Default" shall mean the occurrence or non-occurrence, as the case may be, of any event that with the giving of notice or passage of time, or both, would become an Event of Default.

                  "Default Rate" shall have the meaning set forth in
Section 2.11(b).

                  "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under the Credit Facility within the time period specified for performance of such obligation or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Banking Business Days after notice from Agent Bank.

                  "Designated Deposit Account" shall mean a deposit account to be maintained by Borrowers with Agent Bank, as from time to time designated in writing by an Authorized Officer.

                  "Dispute" shall have the meaning set forth in Section
10.14(a).

                  "Distributions" shall mean and collectively refer to any and all Cash dividends paid by any member of the Borrower Consolidation, management fees paid by any member of the Borrower Consolidation, payments, advances or other distributions, fees or compensation of any kind or character whatsoever, other than within the Borrower Consolidation, paid by any member of the Borrower Consolidation, but shall not include: (i) Investments in Unrestricted Subsidiaries, (ii) consideration paid for tangible and intangible assets in an arms length exchange for fair value, (iii) trade payments made and other payments for liabilities incurred in the ordinary course of business, (iv) compensation to officers, directors and employees of Borrowers in the ordinary course of business, (v) payment of indemnification obligations to or incurred on behalf of officers, directors and employees of the Borrower Consolidation, (vi) payment or reimbursement of, or advances for, expenses incurred or to be incurred by officers, directors and employees of the Borrower Consolidation and of Affiliates of the Borrower Consolidation in excess of One Hundred Fifty Thousand Dollars ($150,000.00) during any Fiscal Year as permitted under Section 6.12(v), (vii) loans or advances to officers, directors or employees of the Borrower Consolidation to the extent permitted under Section 6.08(e), and (viii) payments, up to the aggregate amount of One Million Dollars ($1,000,000.00) during any Fiscal Year, to redeem and repurchase capital stock of HCR or options, warrants or other securities exercisable or convertible into common stock of HCR from employees, officers or directors of HCR upon the death, disability or termination of employment or directorship of such employee, officer or director.

                  "Documentation Agent" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "Documents" shall have the meaning set forth in
Section 10.14(a).

                  "Dollars" and "$" means the lawful money of the United States of America.

                  "EBITDA" shall mean with reference to any Person, for any fiscal period under review, the sum of (i) Net Income for that period, plus (ii) any extraordinary loss to the extent reflected in such Net Income, minus (iii) any extraordinary gain to the extent reflected in such Net Income, plus (iv) Interest Expense for that period, plus (v) the aggregate amount of the provision for federal and state taxes on or measured by income or profit for that period (whether or not payable during that period), plus (vi) depreciation, amortization and all other non-cash expenses for that period, plus (vii) pre-opening expenses for that period, plus (viii) all fees, costs and expenses (including salaries and compensation) related to the long term incentive plan and the supplemental executive retirement plan and any director fees paid prior to the beginning of the first Fiscal Quarter following the Closing Date, plus
(ix) to the extent not included in Interest Expense (and in any case without duplication), all charges and expenses (including, without limitation, legal and investment banking fees and expenses) incurred in connection with the Merger, the Existing Harveys Credit Facility, the Bank Facilities, the issuance of preferred stock by HAC or HCR, the offer to purchase to the holders of the Senior Subordinated Notes made following the Merger, consent fees paid to the holders of the Senior Subordinated Notes, the BR Acquisition and the transactions contemplated thereby and hereby, in each case determined in accordance with GAAP and, in the case of items (ii), (iv), (v), (vi), (vii),
(viii) and (ix), only to the extent deducted in the determination of Net Income for that period, plus (x) for the first four (4) consecutive Fiscal Quarters following the Amendment Effective Date, the amount of BR EBITDA Adjustment, plus
(xi) the aggregate amount of the Initial Payment (as defined in the BR Management Agreement) received by IWRA during such period, plus (xii) amounts received by IWRA for the purchase of IWRA Gaming Devices.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eligible Assignee" means (a) another Lender, (b) with respect to any Lender, any Affiliate of that Lender, (c) any commercial bank having a combined capital and surplus of Fifty Million Dollars ($50,000,000.00) or more that is (i) organized under the Laws of the United States of America, any State thereof or the District of Columbia or (ii) organized under the Laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, PROVIDED that (A) such bank is acting through a branch or agency located in the United States of America and (B) such Bank is otherwise exempt from withholding of tax on interest and delivers Form 1001 or Form 4224 at the time of any assignment, (d) a financial institution which is an accredited investor as defined by the Securities Act of 1934 and is otherwise exempt from withholding tax on interest at the time of any assignment, and (e) with respect to such commercial bank or financial institution as described in (a) through (d) above, no finding of unsuitability has been made or determined by any Gaming Authority or the gaming authorities of any other States of the United States of America.

                  "Eligible Subparticipant" shall mean any Person which is a bank, savings and loan association or other financial or lending institution which has not been found unsuitable as a lender by any Gaming Authority.

                  "Environmental Certificate" shall mean the Amended and Restated Certificate and Indemnification Regarding Hazardous Materials to be executed by Borrowers on or before the Amendment Effective Date, as a further inducement to the Banks to amend and restate the Existing Loan Documents for the purposes set forth herein, which shall completely amend and restate the Certificate and Indemnification Regarding Hazardous Materials that was executed by the Existing Harveys Borrowers as of the Closing Date, as such Amended and Restated Environmental Certificate may be amended, modified, extended, renewed or restated from time to time.

                  "Equipment Leases and Contracts" shall mean collective reference to the Tahoe Equipment Leases and Contract, Colorado Equipment Leases and Contracts, Iowa Equipment Leases and Contracts and the Bluffs Run Equipment Leases and Contracts.

                  "Equity Offering" shall mean the issuance and sale of shares of common voting stock by HCR to the public after the Closing Date in exchange for Cash or Cash Equivalents.

                  "Estoppel Certificates" shall mean collective reference to the California Greenbelt Lease Estoppel Certificate, Tahoe Greenbelt Lease Estoppel Certificate, Park Cattle Lease Estoppel Certificate, Friendship Master Lease Estoppel Certificate, Friendship Sublease Estoppel Certificate, BR Management Agreement Estoppel Certificate and Iowa Sponsorship Agreement Estoppel Certificate.

                  "Event of Default" shall mean any event of default as defined in Section 7.01 hereof.

                  "Excess Capital Proceeds" shall have the meaning ascribed to such term in Section 5.01 of this Credit Agreement.

                  "Existing California Deed of Trust" shall mean that certain Amended and Restated Leasehold Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (California) which was executed by HTMC, as trustor and debtor, and by Agent Bank, as beneficiary and secured party, for the purpose, among other things, of encumbering HTMC's interest under the California Greenbelt Lease as security for performance under the Existing Harveys Credit Facility, and which was recorded January 29, 1999 in the Official Records of El Dorado County, California, as Document No. 99-0006389.

                  "Existing California Greenbelt Lease Estoppel Certificate" shall mean that certain Ground Lease Estoppel Certificate (California Greenbelt Lease), which was executed on January 27, 1999 by Park Cattle Co., Agent Bank, HTMC and HCR and recorded in the Official Records of El Dorado County, California on January 29, 1999 as Document No. 99-0006391-00, pursuant to which, among other things, Park Cattle Co. made certain representations and granted certain consents regarding the California Greenbelt Lease and encumbrance of HTMC's interest in the California Greenbelt Lease with the Existing California Deed of Trust.

                  "Existing Colorado Deed of Trust" shall mean that certain Amended and Restated Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (Colorado) which was executed by HCCMC, as trustor and debtor, and by Agent Bank, as beneficiary and secured party, for the purpose, among other things, of encumbering the Colorado Collateral described therein as security for performance under the Existing Harveys Credit Facility, and which was recorded January 29, 1999 in the Official Records of Gilpin County, Colorado, in Book 661 at Page 70 as Document No. 98926.

                  "Existing Colorado Title Policy" shall mean the ALTA Extended Coverage Lender's Policy of Title Insurance, which the

Colorado Title Company issued to Agent Bank under Policy No. 992052, and dated as of February 8, 1999, insuring, among other things, the lien and priority of the Existing Colorado Deed of Trust, with coverage in the aggregate amount of Thirty- five Million Dollars ($35,000,000.00), together with the endorsements attached thereto.

                  "Existing Friendship Master Lease Estoppel Certificate" shall mean the Ground Lease Estoppel Certificate (Friendship Park Master Lease) duly executed on August 11, 1995, by the Iowa Department of Natural Resources, as lessor under the Friendship Master Lease, as reaffirmed by that certain Reaffirmation of Ground Lease Estoppel Certificate (Friendship Park Master Lease) which was executed by the Iowa Department of Natural Resources under date of January 27, 1999 and which was recorded in the Official Records of Pottawattamie County, Iowa on January 29, 1999 in Book 99 at Page 39868; all pursuant to which, among other things, the Iowa Department of Natural Resources made certain representations and granted certain consents, regarding the Friendship Park Master Lease, the Friendship Park Sublease, and encumbrance of HIMC's interest in the Friendship Park Sublease with the Existing Iowa Mortgage.

                  "Existing Friendship Sublease Estoppel Certificate" shall mean the Ground Lease Estoppel Certificate duly executed on August 4, 1995, by the City of Council Bluffs, as sublessor under the Friendship Sublease, as reaffirmed by that certain Reaffirmation of Ground Lease Estoppel Certificate (Friendship Park Sublease) which was executed by the City of Council Bluffs under date of January 27, 1999 and which was recorded in the Official Records of Pottawattamie County, Iowa on January 29, 1999 in Book 99 at Page 39854; all pursuant to which, among other things, the City of Council Bluffs made certain representations and granted certain consents, regarding the Friendship Park Master Lease, the Friendship Park Sublease, and encumbrance of HIMC's interest in the Friendship Park Sublease with the Existing Iowa Mortgage.

                  "Existing HCR Security Agreement" shall mean that certain Security Agreement (HCR/HCRSC) which was executed under date of January 27, 1999 by HCR and HCRSC, as debtors, and by Agent Bank, as secured party, for the purpose, among other things, of granting a security interest in the personal property Collateral of HCR and HCRSC described therein as security for performance under the Existing Harveys Credit Facility.

                  "Existing HCR Security Agreement and Stock Pledge" shall mean that certain Security Agreement and Pledge of Stock which was executed on January 27, 1999 by HCR, as debtor, and by Agent Bank, as secured party, for the purpose, among other things, of granting a security interest in all of the outstanding stock of HTMC, HCRSC, HCCMC and HIMC as security for performance under the Existing Harveys Credit Facility.

                  "Existing Hard Rock Subordination Agreement" shall mean the Subordination Agreement; Acknowledgement of Lease Assignment, Estoppel, Attornment and Nondisturbance Agreement which was executed by and among HTMC, Hard Rock and Agent Bank under date of March 31, 1998, and which was recorded on April 9, 1998, in the Official Records of Douglas County, Nevada, in Book 498 of Official Records, at Page 1475, as Instrument No. 0436882, as reaffirmed by that certain Reaffirmation of Subordination Agreement; Acknowledgement of Lease Assignment, Estoppel, Attornment and Nondisturbance Agreement which was executed by HTMC, Hard Rock, and Agent Bank under date of January 27, 1999 and which was recorded in the Official Records of Douglas County, Nevada on April 9, 1999 in Book 0199 at Page 5886 as Document No. 0459905; all pursuant to which, among other things, Hard Rock's interest under the Hard Rock Lease was subordinated to the Existing Tahoe Deed of Trust and Agent Bank made certain agreements regarding nondisturbance of, and attornment to, the Hard Rock Lease.

                  "Existing Harveys Bank Loan Security Documents" shall mean collective reference to all pledges, security agreements, mortgages, financing statements, ship mortgage and other documents and instruments securing repayment of the Existing Harveys Credit Facility.

                  "Existing Harveys Borrowers" shall mean collective reference to HCR, HCCMC, HIMC, HTMC and HCRSC.

                  "Existing Harveys Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of December 9, 1998, executed by and among the Existing Harveys Borrowers and the Existing Harveys Lenders.

                  "Existing Harveys Credit Facility" shall mean the Indebtedness evidenced by the Existing Harveys Credit Agreement and the Existing Revolving Credit Note.

                  "Existing Harveys Lenders" shall mean collective reference to the lenders party to the Existing Harveys Credit Agreement.

                  "Existing Iowa Financing Statements" shall mean the Uniform Commercial Code Financing Statements executed by HIMC on January 27, 1999 and filed: (i) in the office of the Secretary of State of the State of Iowa; (ii) in the office of the County Recorder of Pottawattamie County, Iowa; and (iii) in the office of the Nevada Secretary of State; all in order to perfect the security interest granted to Agent Bank on behalf of the Lenders under the Existing Iowa Mortgage and other Security Documentation in accordance with the requirements of the Iowa and Nevada Uniform Commercial Code.

                  "Existing Iowa Mortgage" shall mean that certain Amended and Restated Mortgage with Assignment of Rents, Fixture Filing and Security Agreement and Notice of Additional Commitment which was executed by HIMC, as Mortgagor, for the benefit of Agent Bank, as Mortgagee for the purpose, among other things of encumbering the Iowa Collateral described therein as security for performance under the Existing Harveys Credit Facility, and which was recorded January 29, 1999, in the Official Records of Pottawattamie County, Iowa in Book 99, at Page 39630 as Instrument No. 14023.

                  "Existing Iowa Ship Mortgage" shall mean that certain First Preferred Ship Mortgage executed by HIMC under date of January 27, 1999 and filed in the National Vessel Document Center on January 29, 1999, in Book 99-01 at Page 200, as amended by that certain First Amendment to First Preferred Ship Mortgage executed by HIMC and Agent Bank under date of February 25, 1999 and filed in the National Vessel Document Center, in Book 99-27 at Page 474, all for the purpose, among other things, of securing performance under the Existing Harveys Credit Facility.

                  "Existing Iowa Title Policy" shall mean collective reference to: (i) the ALTA Extended Coverage Lender's Policy of Title Insurance, under Policy No. 135-00-754457, which the Iowa Title Company issued to FINV (as the predecessor to Agent Bank), under date of August 16, 1995, with coverage in the aggregate amount of Fifty Million Dollars ($50,000,000.00), together with the endorsements issued concurrently therewith; and (ii) the Form 100 Modification and Form 100 Mechanics Lien Endorsements, both of which were issued to such policy under date of January 29, 1999; all of which insure, among other things, the lien and priority of the Existing Iowa Mortgage.

                  "Existing Loan Documents" shall mean a collective reference to the Existing Harveys Credit Agreement, the Existing Revolving Credit Note, the Existing Swingline Note, the Existing Harveys Bank Loan Security Documents and all other instruments and agreements required to be executed by or on behalf of the Existing Harveys Borrowers, or any of them, or any other Person, in connection with the Existing Harveys Credit Agreement or the Credit Facilities provided thereunder for the benefit of any of the Banks thereunder.

                  "Existing Park Cattle Lease Estoppel Certificate" for the benefit of the Existing Harveys Lenders or any of the other Banks under the Existing Harveys Credit Agreement shall mean that certain Ground Lease Estoppel Certificate (Park Cattle Lease), which was executed on January 27, 1999 by Park Cattle Co., Agent Bank, HTMC and HCR and recorded in the Official Records of Douglas County, Nevada on January 29, 1999 in Book 199 at Page 5894, pursuant to which, among other things, Park Cattle Co. made certain representations and granted certain consents regarding the Park Cattle Lease and encumbrance of HTMC's interest in the Park Cattle Lease with the Existing Tahoe Deed of Trust.

                  "Existing Revolving Credit Note" shall mean that certain Amended and Restated Revolving Credit Promissory Note dated January 27, 1999, in the original principal amount of One Hundred Eighty-Five Million Dollars ($185,000,000.00), executed by the Existing Harveys Borrowers, payable to the order of Agent Bank on behalf of the Existing Harveys Lenders.

                  "Existing Swingline Note" shall mean that certain Amended and Restated Swingline Note dated January 27, 1999, in the original principal sum of Five Million Dollars ($5,000,000.00) executed by the Existing Harveys Borrowers, payable to the order of Swingline Lender.

                  "Existing Tahoe Deed of Trust" shall mean that certain Amended and Restated Leasehold and Fee Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (Tahoe) which was executed by HCR, as trustor and debtor, and by Agent Bank, as beneficiary and secured party, for the purpose, among other things, of encumbering the Tahoe Collateral described therein, as security for performance under the Existing Harveys Credit Facility, and which was recorded January 29, 1999, in the Official Records of Douglas County, Nevada, in Book 199, at Page 5766, as Document No. 0459899.

                  "Existing Tahoe Greenbelt Lease Estoppel Certificate" shall mean that certain Ground Lease Estoppel Certificate (Tahoe Greenbelt Lease), which was executed on January 27, 1999 by Park Cattle Co., Agent Bank, HTMC and HCR and recorded in the Official Records of Douglas County, Nevada on January 29, 1999 in Book 199 at Page 5910, pursuant to which, among other things, Park Cattle Co. made certain representations and granted certain consents regarding the Tahoe Greenbelt Lease and encumbrance of HTMC's interest in the Tahoe Greenbelt Lease with the Tahoe Deed of Trust.

                  "Existing Tahoe Title Policy" shall mean the ALTA Extended Coverage Lender's Policy of Title Insurance, under Policy No. 290016-107-00009, which the Tahoe Title Company issued to Agent Bank, and under date of January 29, 1999, insuring, among other things, the lien and priority of the Existing Tahoe Deed of Trust and the Existing California Deed of Trust, with coverage in the aggregate amount of One Hundred Million Dollars ($100,000,000.00), together with the endorsements attached thereto.

                  "Existing Trademark Security Agreement" shall mean that certain Amended and Restated Trademark Security Agreement which was executed under date of January 27, 1999 by Borrowers, as debtors, and by Agent Bank, as secured party, for the purpose, among other things, of securing performance under the Existing Harveys Credit Facility, and which was filed with: (i) the United States Patent and Trademark Office on February 3, 1999 at Reel 1851, Frame 0935; and (ii) the U.S. Copyright Office on February 3, 1999 in Volume 3428 at Page 627.

                  "Existing Westwood Subordination and Nondisturbance Agreement" shall mean that certain Subordination, Attornment and Nondisturbance Agreement which was executed by the City of Council Bluffs and FINV (as the predecessor to Agent Bank) under date of August 14, 1995, and which was recorded August 16, 1995, in the Official Records of Pottawattamie County, Iowa, in Book 96, at Page 4598, as reaffirmed by that certain Reaffirmation of Subordination, Attornment and Nondisturbance Agreement which was executed by the City of Council Bluffs and Agent Bank under date of January 27, 1999 and which was recorded January 29, 1999 in the Official Records of Pottawattamie County, Iowa in Book 99 at Page 39847; all pursuant to which, among other things, the Westwood Lease was subordinated to the lien of the Existing Iowa Mortgage subject to the agreement by Agent Bank not to disturb, and to recognize, the interest of the City of Council Bluffs, as lessee under the Westwood Lease.

                  "FF&E" shall mean reference to the Tahoe FF&E, Colorado FF&E, the Iowa FF&E and the Bluffs Run FF&E and any other furniture, fixtures and equipment, including, without limitation, all gaming devices and associated equipment used in connection with the Hotel/Casino Facilities (excluding the Bluffs Run Facility) and those items of furniture, fixtures and equipment (other than the IWRA Gaming Devices) which have been purchased or leased or are hereafter purchased or leased by Borrowers, or any of them, in connection with the Hotel/Casino Facilities.

                  "FINV" shall mean First Interstate Bank of Nevada, N.A.

                  "FIRREA" shall mean the Financial Institutions

Reform, Recovery and Enforcement Act of 1989.

                  "Federal Funds Rate" means, as of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Agent Bank. For purposes of the Credit Agreement, any change in the Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

                  "Fee Side Letter" shall mean the Confidential Fee Letter dated September 3, 1999, executed by and between Agent Bank and HCR, concerning payment of fees in connection with the Credit Facility, as more particularly therein described.

                  "Financial Covenants" shall mean collective reference to the financial covenants set forth in Sections 6.01 through 6.10, 6.12, 6.13 and 6.14 of this Credit Agreement.

                  "Financing Statements" shall mean collective reference to the Tahoe Financing Statements, Colorado Financing Statements, Iowa Financing Statements and Bluffs Run Financing Statements.

                  "First Amendment to California Deed of Trust" shall mean that certain First Amendment to Amended and Restated Leasehold Deed of Trust with Assignment of Rents and Notice of Additional Commitment (California) which is to be executed by HTMC and by Agent Bank, on or before the Amendment Effective Date, and is to be recorded in the Official Records of El Dorado County, California, concurrently, or substantially concurrent, with occurrence of the Amendment Effective Date, for the purpose of amending the Existing California Deed of Trust in order to provide, among other things, for the Existing

California Deed of Trust to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "First Amendment to Colorado Deed of Trust" shall mean that certain First Amendment to Amended and Restated Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (Colorado) which is to be executed by HCCMC and by Agent Bank, on or before the Amendment Effective Date, and is to be recorded in the Official Records of Gilpin County, Colorado, concurrently, or substantially concurrent, with occurrence of the Amendment Effective Date, for the purpose of amending the Existing Colorado Deed of Trust in order to provide, among other things, for the Existing Colorado Deed of Trust to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "First Amendment to HCR Security Agreement" shall mean that certain First Amendment to Security Agreement which is to be executed by HCR and HCRC, as debtors, and by Agent Bank, as secured party on or before the Amendment Effective Date for the purpose of amending the Existing HCR Security Agreement in order to provide, among other things, for the Existing HCR Security Agreement to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "First Amendment to HCR Security Agreement and Stock Pledge" shall mean that certain First Amendment to Security Agreement and Stock Pledge which is to be executed by HCR, as debtor, and by Agent Bank, as secured party on or before the Amendment Effective Date for the purpose of amending the Existing HCR Security Agreement and Stock Pledge in order to provide, among other things, for the Existing HCR Security Agreement to reflect the Credit Agreement, to encumber the capital stock of HBR and HBRMC and to secure performance under the Bank Facilities.

                  "First Amendment to Iowa Mortgage" shall mean that certain First Amendment to Amended and Restated Mortgage with Assignment of Rents, Fixture Filing and Security Agreement and Notice of Additional Commitment which is to be executed by HIMC and by Agent Bank, on or before the Amendment Effective Date, and is to be recorded in the Official Records of Pottawattamie County, Iowa, concurrently, or substantially concurrent, with occurrence of the Amendment Effective Date, for the purpose of amending the Existing Iowa Mortgage in order to provide, among other things, for the Existing Iowa Mortgage to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "First Amendment to Tahoe Deed of Trust" shall mean that certain First Amendment to Amended and Restated Leasehold and Fee Deed of Trust with Assignment of Rents and Notice of Additional Commitment (Tahoe) which is to be executed by HTMC and by Agent Bank on or before the Amendment Effective Date and is to be recorded in the Official Records of Douglas County, Nevada, concurrently, or substantially concurrent, with the Amendment Effective Date, for the purpose of amending the Existing Tahoe Deed of Trust in order to provide, among other things, for the Existing Tahoe Deed of Trust to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "First Amendment to Trademark Security Agreement" shall mean that certain First Amendment to Trademark Security Agreement which is to be executed by Borrowers and by Agent Bank, on or before the Amendment Effective Date, and filed with the U.S. Patent and Trademark Office and the U.S. Copyright Office for the purpose of amending the Existing Trademark Security Agreement in order to provide, among other things, for the Existing Trademark Security Agreement to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "Fiscal Quarter" shall mean the consecutive three (3) month periods during each Fiscal Year beginning on December 1, March 1, June 1 and September 1 and ending on February 28 (or February 29, as the case may be), May 31, August 31 and November 30, respectively.

                  "Fiscal Year" shall mean the fiscal year period beginning December 1 of each calendar year and ending on the following November 30.

                  "Fiscal Year End" shall mean November 30 of each calendar year.

                  "Fixed Charge Coverage Ratio" as of the end of any Fiscal Quarter shall mean with reference to the Borrower Consolidation:

                  The sum of EBITDA during the Fiscal Quarter under review, plus EBITDA during each of the most recently ended three (3) preceding Fiscal Quarters,

                  Divided by ())

                  The sum of: (i) Interest Expense (expensed and capitalized), plus (ii) the aggregate amount of Scheduled Reductions actually paid, plus (iii) the aggregate amount of actually paid principal payments or reductions (without duplication) made on all other Indebtedness, plus (iv) the current portion of

                  Capitalized Lease Liabilities to the extent not included in
                  (i) or (iii) above, plus (v) payments of dividends in Cash or Cash Equivalents on Permitted Preferred Stock to the extent not included in (i) above; in each case of (i) through (v) determined for the Fiscal Quarter under review together with the most recently ended three (3) preceding Fiscal Quarters.

                  "Friendship Master Lease" shall mean that certain Management Agreement which is executed by the Iowa Department of Natural Resources under date of September 2, 1994 and by the City of Council Bluffs, Iowa under date of August 8, 1994, pursuant to which the City of Council Bluffs is obligated and entitled to perform the care and maintenance of the Friendship Park Property and is authorized to sublease a portion of the Friendship Park Property to HIMC, as such Management Agreement may be amended, restated, extended, renewed, or otherwise modified from time to time.

                  "Friendship Master Lease Estoppel Certificate" shall mean the Existing Friendship Park Master Lease Estoppel Certificate as reaffirmed by the Second Reaffirmation of Friendship Park Master Lease Estoppel Certificate.

                  "Friendship Park Property" shall mean the real property located in the State of Iowa more particularly described as Parcel C on that certain exhibit marked "Exhibit S" affixed hereto and by this reference incorporated herein and made a part hereof, which is contiguous to the Iowa Hotel Property and upon which the Iowa Docking Facility is to be primarily situate.

                  "Friendship Sublease" shall mean that certain Sublease Agreement which is executed by the City of Council Bluffs and HIMC under date of March 1, 1995 pursuant to which the City of Council Bluffs did sublease the Friendship Park Property to HIMC pursuant to the City of Council Bluffs' interest as lessee under the Friendship Master Lease, as such Sublease Agreement may be amended, restated, extended, renewed or otherwise modified from time to time.

                  "Friendship Sublease Estoppel Certificate" shall mean the Existing Friendship Park Sublease Estoppel Certificate as reaffirmed by the Second Reaffirmation of Friendship Park Sublease Estoppel Certificate.

                  "Funded Outstandings" shall mean the unpaid principal amount outstanding on the Credit Facility as of any given date of determination, not including Swingline Outstandings or the amount of any L/C Exposure.

                  "Funding Date" shall mean the date on which the BR Acquisition Disbursement is advanced by Lenders and each date upon which Lenders fund Borrowings requested by Borrowers in accordance with the provisions of Section
2.03 or at the request of Agent Bank pursuant to Section 2.08 or Section 2.09.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, in each instance consistently applied.

                  "Gaming Authority(ies)" shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence or any officer or official thereof, including, without limitation, Nevada Gaming Authorities,

Colorado Gaming Authorities and Iowa Gaming Authorities, with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Borrower Consolidation.

                  "Gaming Devices" shall mean slot machines, gaming tables, chips, tokens and other equipment which constitute gaming devices, cashless wagering systems and associated equipment, including all racing equipment, together with simulcast and pari-mutuel totalizing equipment.

                  "Gaming Laws" means all statutes, rules, regulations, ordinances, codes and administrative or judicial precedents pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gambling, gaming, pari- mutuel or casino activities conducted by any member of the Borrower Consolidation within its jurisdiction, including, without limitation, the Nevada Gaming Control Act and the rules and regulations promulgated thereunder, the Colorado Limited Gaming Act and the rules and regulations promulgated thereunder and Chapter 99D and 99F of the Code of Iowa and the rules and regulations promulgated thereunder.

                  "Gaming Permits" shall mean collective reference to every license, registration, finding of suitability, approvals, permit or other authorization required to own, operate and otherwise conduct nonrestricted gaming operations at the Tahoe Hotel/Casino Facility which are required by the Nevada Gaming Authorities, at the Colorado Hotel/Casino Facility which are required by the Colorado Gaming Authorities, at the Iowa Riverboat/Hotel Facilities which are required by the Iowa Gaming Authorities, and/or at the Bluffs Run Facility which are required by the Iowa Gaming Authorities, as the context may require.

                  "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

                  "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, regional, county or municipal governmental agency, board, commission, officer or official whose consent or approval is required or whose regulations must be followed as a prerequisite to (i) the continued operation and occupancy of the Hotel/Casino Facilities or (ii) the performance of any act or obligation or the observance of any agreement, provision or condition of whatever nature herein contained.

                  "Greenbelt Leaseholds" shall mean collective reference to the interest of HTMC in and to the Tahoe Greenbelt Lease and the California Greenbelt Lease.

                  "HAC" shall mean Harveys Acquisition Corporation, a Nevada corporation.

                  "HBR" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "HBRMC" shall have the meaning set forth in the Preamble of the Credit Agreement.

                  "HCCMC" shall mean Harveys C.C. Management Company, Inc., a Nevada corporation.

                  "HCR" shall mean Harveys Casino Resorts, a Nevada corporation.

                  "HCR Financing Statements" shall mean the Uniform Commercial Code Financing Statements to be executed by HCR and HCRSC on or before the Closing Date in favor of Agent Bank on behalf of Lenders, to be filed with the Secretary of State of the State of Nevada, the Secretary of State of the State of Iowa and the Secretary of State of the State of Colorado (with such Colorado filing to be registered in the Colorado Central Index Filing System) in order to effect and perfect the security interest granted to Agent Bank on behalf of Lenders under the HCR Security Agreement in accordance with the requirements of Nevada, Iowa and Colorado Uniform Commercial Codes, respectively, as they may be extended, renewed, amended, restated or otherwise modified from time to time.

                  "HCR Security Agreement" shall mean the Existing HCR Security Agreement as amended by the First Amendment to HCR Security Agreement and as it may be further amended, restated or modified from time to time.

                  "HCR Security Agreement and Stock Pledge" shall mean a collective reference to the Existing HCR Security Agreement and Stock Pledge as amended by the First Amendment to HCR Security Agreement and Stock Pledge, and as it may be further amended, restated or modified from time to time.

                  "HCR Stock Pledge" shall mean individual reference and "HCR Stock Pledges" shall mean collective reference to: (i) the HCR Security Agreement and Stock Pledge and; and (ii) the Irrevocable Stock Powers executed and delivered by HCR as of the Closing Date as to HTMC, HCRSC, HCCMC and HIMC and to be executed and delivered by HCR as of the Amendment Effective Date as to HBR and HBRMC; all pursuant to which all of the issued and outstanding stock of HTMC, HCRSC, HCCMC, HIMC, HBR and HBRMC is pledged to Agent Bank on behalf of Lenders as additional security for the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the terms of the Credit Agreement.

                  "HCR Stock Redemption" shall mean the purchase, redemption or other acquisition by any member of the Borrower Consolidation of shares of the common voting and/or non-voting stock of HCR from its shareholders.

                  "HCRSC" shall mean HCR Services Company, Inc., a Nevada corporation.

                  "HIMC" shall mean Harveys Iowa Management Co., Inc., a Nevada corporation.

                  "HLVMC" shall mean Harveys L.V. Management Company, Inc., a Nevada corporation.

                  "HTMC" shall mean Harveys Tahoe Management Company, Inc., a Nevada corporation.

                  "Hard Rock" shall mean Hard Rock Cafe International (USA), Inc., dba Hard Rock Cafe - Lake Tahoe, a Florida corporation.

                  "Hard Rock Lease" shall mean that certain Lease Agreement under the terms of which a portion of the Tahoe Hotel/Casino Facility consisting of approximately seven thousand five hundred eighty-seven (7,587) square feet of space in the aggregate, together with additional rights and appurtenances as therein provided, is leased by HTMC to Hard Rock for an initial term of ten (10) years subject to two (2) separate consecutive additional periods of five (5) years each, as such Lease Agreement may be amended, restated, extended, renewed or otherwise modified from time to time.

                  "Hard Rock Subordination Agreement" shall mean the Existing Hard Rock Subordination Agreement as reaffirmed by the Second Reaffirmation of Hard Rock Subordination Agreement.

                  "Hazardous Materials Claims" shall have the meaning set forth in Section 5.21.

                  "Hazardous Materials Laws" shall have the meaning ascribed to such term in the Environmental Certificate.


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


                  "Hotel/Casino Facilities" shall mean collective reference to the Tahoe Hotel/Casino Facility, the Colorado Hotel/Casino Facility, Iowa Riverboat/Hotel Facilities and Bluffs Run Facility, together with any future expansions thereof, related thereto or used in connection therewith, and all appurtenances thereto.

                  "IWRA" shall mean Iowa West Racing Association Nonprofit Corporation, an Iowa non-profit corporation.

                  "IWRA EBITDA" shall mean during the fiscal periods set forth below:

                           a.  for the Fiscal Quarter commencing on December 1,
1998 and ending on February 28, 1999, Six million Three Hundred Thirty-Eight Thousand Eight Hundred Twenty-One Dollars ($6,338,821.00);

                           b.  for the Fiscal Quarter commencing on March 1,
1999 and ending on May 31, 1999, Nine Million Eight Hundred Seventy-Three Thousand Nine Hundred Thirty-Three Dollars ($9,873,933.00);

                           c.  for the Fiscal Quarter commencing on June 1, 1999
and ending on August 31, 1999, Twelve Million One Hundred Eighty-Three Thousand One Hundred Five Dollars ($12,183,105.00);

                           d.  for the fiscal period commencing on September 1,
1999 and ending on Amendment Effective Date, the amount of EBITDA realized by IWRA at the Bluffs Run Facility during such fiscal period, which amount shall be calculated by Borrowers and reasonably approved by Agent Bank.

                  "IWRA Gaming Devices" shall mean collective reference to all Gaming Devices and replacement parts or additions, replacements and modifications thereto, which are owned by IWRA and are situate in and about the Bluffs Run Facility.

                  "IWRA Letter of Credit" shall mean the letter to be issued by L/C Issuer pursuant to Section 2.09 of the Credit Agreement on or as of the Amendment Effective Date for the benefit of IWRA for the purposes and to be delivered and held by the Purchase Escrow Agent as provided in Section 2.3 of the Purchase Agreement.

                  "Indebtedness" shall mean, as to any Person, with-out duplication, (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money, (b) the deferred purchase price of property or services (other than obligations owed to IWRA under the BR Purchase Agreement, accrued expenses, tax liability, deferred taxes, and trade accounts payable less than one hundred twenty (120) days past due and other accrued or deferred liabilities incurred in the ordinary course of business) which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit, including, without limitation, all letters of credit issued under the terms of the BR Purchase Agreement, to the extent not secured with Cash or Cash Equivalents, issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all obligations under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all liabilities of other Persons of the type described in clauses (a) through (d) or (f) of this definition secured by (or for which the holder of any such liability has an existing right, contingent or otherwise, to be secured by) any lien or encumbrance on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (f) all Capitalized Lease Liabilities of such Person, and (g) all Contingent Liabilities of such Person in respect of any Indebtedness of any other Person of the type referred to in clauses (a)-(f) of this definition; provided that the amount of Indebtedness of the type referred to in (x) clause (e) shall be the lesser of (i) the outstanding principal amount of Indebtedness secured by such lien or encumbrance or (ii) the fair market value of the property subject to such lien or encumbrance; and (y) clause (g) shall be valued as provided in the definition of "Contingent Liabilities."

                  "Indenture" shall mean that certain Indenture dated as of May 15, 1996, executed by and among HCR, as issuer, HCCMC, Harveys Wagon Wheel Casino Limited Company, HIMC and HLVMC, as guarantors, each other Subsidiary of HCR that is or becomes a guarantor, and IBJ Schroder Bank & Trust Company, as trustee, pursuant to which HCR issued the Senior Subordinated Notes.

                  "Intangibles" shall mean the aggregate goodwill, trademarks, patents, organizational expense and other similar intangible items of the Borrower Consolidation determined on a consolidated basis in accordance with GAAP.

                  "Interest Expense" shall mean with respect to any Person, as of the last day of any fiscal period under review, the sum of (i) all interest, fees, charges and related expenses actually paid or payable in Cash (without duplication, but including capitalized interest) for that fiscal period by such Person to a lender in connection with borrowed money or in connection with the issuance of preferred stock (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered "interest expense" under GAAP, plus (ii) the portion of the up front costs and expenses for Interest Rate Hedges (to the extent not included in (i)) fairly allocated to such Interest Rate Hedges as expenses for such period, plus (iii) the portions of Capital Lease Liabilities that should be treated as interest in accordance with GAAP, which amounts as set forth in (i), (ii) and (iii) above shall be offset (without duplication) with any amounts payable to the Borrower Consolidation under Interest Rate Hedges to the extent received by the Borrower Consolidation in Cash.

                  "Interest Period(s)" shall have the meaning set forth in Section 2.05(d).

                  "Interest Rate Hedges" shall mean, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements (at a strike price no greater than seven and one-half percent (7.5%) per annum), basis swap, forward rate agreement and interest collar or floor agreements and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                  "Interest Rate Option" shall have the meaning ascribed to such term in Section 2.05(b) of the Credit Agreement.

                  "Investment" shall mean, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, INCLUDING any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested without adjustment for subsequent increases or decreases in the value of such Investment (but with deduction for amounts received as Investment Returns). In no event shall the term "Investment" be deemed or construed to include the Merger Consideration or accounts receivable created in the ordinary course of business or the BR Acquisition.

                  "Investment Return(s)" shall mean the aggregate amount received by the Borrower Consolidation in Cash or Cash Equivalents from Unrestricted Subsidiaries in return of Investments in such Unrestricted Subsidiaries, whether as interest, principal, dividends, distributions or otherwise or from the sale of an Unrestricted Subsidiary or New Venture or any interest therein.

                  "Iowa Amendment Closing Instructions" shall mean the Closing Instructions to be given by Agent Bank to the Iowa Title Company on or before the Amendment Effective Date setting forth the requirements of Lenders for the issuance of the Iowa Title Endorsements and other conditions for the funding of the BR Closing Disbursement, to the reasonable satisfaction of Agent Bank, Lenders and the Borrowers.

                  "Iowa Assignment of Permits, Licenses and Contracts" shall mean the Amended and Restated Assignment of Permits, Licenses and Contracts
(Iowa) executed by HIMC and Agent Bank on January 27, 1999, pursuant to which HIMC assigned to Agent Bank all of its right, title and interest in and to all assignable permits, licenses and contracts relating to the Iowa Riverboat/Hotel Facilities, which assignment was recorded January 29, 1999, in the Official Records of Pottawattamie County, Iowa, in Book 99, at Page 39812, as such Amended and Restated Assignment of Permits, Licenses and Contracts (Iowa) may be amended, restated or otherwise modified from time to time.

                  "Iowa Assignment of Spaceleases, Contracts, Rents and Revenues" shall mean the Amended and Restated Assignment of Spaceleases, Contracts, Rents and Revenues (Iowa) executed by HIMC and Agent Bank on January 27, 1999, pursuant to which HIMC assigned to Agent Bank: (a) all of its right, title and interest under all Iowa Equipment Leases and Contracts and Iowa Spaceleases relating to the Iowa Riverboat/Hotel Facilities, and (b) all rents, issues, profits, revenues and income from the Iowa Real Property and the Iowa Riverboat/Hotel Facilities and any other business activity conducted on the Iowa Real Property, together with any future expansions thereof, related thereto or used in connection therewith; which assignment was recorded January 29, 1999, in the Official Records of Pottawattamie County, Iowa, in Book 99, at Page 39787, as such Amended and Restated Assignment of Spaceleases, Contracts, Rents and Revenues (Iowa) may be amended, restated or otherwise modified from time to time.

                  "Iowa Assignments" shall mean collective reference to the Iowa Assignment of Permits, Licenses and Contracts, Iowa Assignment of Spaceleases, Contracts, Rents and Revenues, Assignment of Friendship Sublease and Assignment of Iowa Sponsorship Agreement.

                  "Iowa Collateral" shall mean collective reference to: (i) all of the Iowa Real Property and the personal property, furniture, fixtures and equipment, contract rights, leases, intangibles and other interests of HIMC, which are subject to the liens and security interests of the Iowa Security Documents; (ii) all rights of HIMC assigned as additional security pursuant to the terms of the Iowa Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of HIMC, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank on behalf of Lenders to secure payment of the Bank Facilities.

                  "Iowa Docking Facility" shall mean the mooring basin and docking facility constructed primarily upon the Friendship Park Property which provides a docking facility for the Riverboat, which facility is connected to the Iowa Hotel Facility.

                  "Iowa Equipment Leases and Contracts" shall mean the executed leases and purchase contracts pertaining to the Iowa FF&E wherein HIMC is the lessee or vendee, as the case may be, as set forth on that certain schedule marked "Schedule 4.16(C)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Iowa FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and devices which have been installed or are to be installed and used or owned by HIMC in connection with the operation of the Iowa Riverboat/Hotel Facilities.

                  "Iowa Financing Statement Amendments" shall mean the Uniform Commercial Code Financing Statement Amendments to be executed by HIMC and Agent Bank on or before the Amendment Effective Date, and filed: (i) in the office of the Secretary of State of the State of Iowa; (ii) in the office of the County Recorder of Pottawattamie County, Iowa; and (iii) in the office of the Nevada Secretary of State; all in order to amend the Existing Iowa Financing Statements by adding HIMC's interest in the Iowa Sponsorship Agreement to the collateral which is described by the Existing Iowa Financing Statements.

                  "Iowa Financing Statements" shall mean the Existing Iowa Financing Statements as amended by the Iowa Financing Statement Amendments, and as they may be amended, modified, extended, renewed or restated from time to time.

                  "Iowa Gaming Authorities" shall mean, without limitation, the Iowa Racing and Gaming Commission and any other applicable governmental or administrative state or local agency involved in the regulation of gaming, pari-mutuel racing and gaming activities conducted by HIMC, HBR and/or HBRMC in the State of Iowa.

                  "Iowa Hotel Facility" shall mean the hotel complex, including two hundred fifty-one (251) rooms, a twenty-one thousand (21,000) square foot convention center, restaurants, retail shops, a link to the Iowa Docking Facility and other amenities, constructed on the Iowa Hotel Property.

                  "Iowa Hotel Property" shall mean that real property more particularly described as Parcel A on that certain exhibit marked "Exhibit S" affixed hereto and by this reference incorporated herein and made a part hereof, which is contiguous to the Friendship Park Property and upon which the Iowa Hotel Facility is constructed.

                  "Iowa Land Base Facilities" shall mean the real property located in the State of Iowa more particularly described as Parcels A and D through F on "Exhibit S", affixed hereto and by this reference incorporated herein and made a part hereof, upon which the land based portions of the Iowa Riverboat/Hotel Facilities is constructed, together with any other land, real estate, rights, interests and appurtenances thereto which are or become Collateral securing repayment of the Credit Facility which are located thereon or used in connection therewith.

                  "Iowa Mortgage" shall mean the Existing Iowa Mortgage as amended by the First Amendment to Iowa Mortgage and as it may be further amended, restated or modified from time to time.

                  "Iowa Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) statutory liens for labor and/or materials and liens for taxes, assessments or governmental charges not then required to be paid pursuant to Sections 5.04 and 5.10 of the Credit Agreement, respectively, provided that, Borrowers shall have maintained adequate reserves in accordance with GAAP for payment of same, (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (iv) leases or subleases granted to others (including, without limitation, any Subsidiary) not interfering in any material respect with the ordinary conduct of the business of the Riverboat/Hotel Facilities; (v) liens created or contemplated by the Iowa Security Documents, (vi) the liens, encumbrances and restrictions on the Iowa Real Property, Iowa FF&E and existing improvements which are shown as exceptions on Schedule B of the Iowa Title Insurance Policy, (vii) liens consented to in writing by Agent Bank upon the approval of Requisite Lenders,

(viii) liens of legally valid capital leases and purchase money security interests for Iowa FF&E and other goods to the extent permitted by Section 6.09(c), (ix) each and every easement, license, restriction or right-of-way that
(A) is hereafter granted to any Governmental Authority or public utility and (B) does not interfere in any material respect with the Iowa Riverboat/Hotel Facilities; (x) judgment liens, writs, warrants, levies, distraints, attachments and other similar process which do not constitute an Event of Default, (xi) Liens securing reimbursement obligations with respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and banker's acceptances and products or proceeds thereof; (xii) Liens arising out of consignment or similar arrangements for the sale of goods; (xiii) any interest or title of a lessor subject to any capital lease obligation or operating lease; (xiv) Liens in existence on the Closing Date and referenced on Schedule of Liens set forth as Schedule 6.09; (xv) easements, rights of way, restrictions, minor defects or irregularities in title and other similar liens, charges or encumbrances which do not interfere in any material respect with the business of the Borrowers; (xvi) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of the Borrowers or becomes a Subsidiary of the Borrowers; provided that such Liens (other than replacement Liens) were not created in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with any Borrower or such Subsidiary or acquired by any Borrower or such Subsidiary;
(xvii) the replacement, extension, or renewal of any Lien permitted hereunder; (xviii) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xix) Liens in favor of customs and revenue authorities arising by operation of law to secure payment of customs duties in connection with the importation of goods; (xx) licenses, leases or subleases granted to other Persons in the ordinary course of business; (xxi) any interest or title of a lessor, sublessor, licensee or licensor under any personal or real property lease, sublease or license agreement; (xxii) Liens in favor of a banking or other financial institution encumbering deposits (including the right of set-off) held by such banking or other financial institutions incurred in the ordinary course of business; and (xxiii) Liens for property taxes on real property which is to be abandoned for which the sole recourse for such tax is to such property (or to a Subsidiary of any Borrower whose sole asset is such property).

                  "Iowa Real Property" shall mean collective reference to the Friendship Park Property, the Iowa Land Base Facilities and the Westwood Golf Course Property.

                  "Iowa Riverboat/Hotel Facilities" shall mean the hotel and riverboat casino business and related activities conducted by HIMC in and on the Riverboat and the Iowa Real Property and all improvements now or hereafter situate thereon, presently conducted under the style and name of Harveys Casino/Hotel.

                  "Iowa Security Documents" shall mean collective reference to the Iowa Mortgage, Iowa Ship Mortgage, Iowa Financing Statements, Iowa Assignments and any other document or instrument which is executed or delivered by HIMC, and accepted by Agent Bank, on behalf of Lenders, as security for payment of the Bank Facilities.

                  "Iowa Ship Mortgage" shall mean the Existing Iowa Ship Mortgage, as amended by the Second Amendment to Iowa Mortgage, and as it may be further amended, restated or otherwise modified from time to time.

                  "Iowa Spaceleases" shall mean the executed leases and concession agreements pertaining to the Iowa Riverboat/Hotel Facilities, or any portion thereof, wherein HIMC is the lessor as set forth on the certain schedule marked "Schedule 4.15(C)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Iowa Sponsorship Agreement" shall mean that certain Amended and Restated Excursion Boat Sponsorship Agreement which is to be executed and delivered by IWRA, as sponsor, and by HIMC as operator, to be effective as of the BR Closing, pursuant to which the terms and conditions of IWRA's agreement to Sponsor HIMC as operator of the Riverboat under Iowa Code Chapter 99F (which terms and conditions are set forth by an Excursion Boat Sponsorship and Operations Agreement dated August 22, 1994) are amended and restated.

                  "Iowa Sponsorship Agreement Estoppel Certificate" shall mean an estoppel certificate duly executed by IWRA as sponsor and HIMC as operator under the Iowa Sponsorship Agreement, wherein each certifies and represents to Agent Bank on behalf of Lenders that: (a) the Iowa Sponsorship Agreement, as defined herein, represents the entire agreement between the parties thereto, and supersedes all other previous documents and agreements between them, (b) that the Iowa Sponsorship Agreement has not been modified, supplemented or amended, except as described herein, (c) to the actual knowledge of owner and to the best knowledge of manager there are no defaults presently existing or continuing under any of the terms and provisions of the Iowa Sponsorship Agreement, and (d) other provisions regarding notice to Agent Bank in the event of a default thereunder, Agent Bank's right to cure any such default and the rights of Banks and their successors and assigns to continue as the operator under the Iowa Sponsorship Agreement.

                  "Iowa Title Company" shall mean Lawyers Title Insurance Corporation and its issuing agent Dakota Title and Escrow Co. with offices at 1801 St. Mary's Avenue, in Omaha, Nebraska, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be reasonably acceptable to Agent Bank.

                  "Iowa Title Endorsements" shall mean a collective reference to a modification endorsement to the Existing Iowa Title Policy and such other endorsements to the Existing Iowa Title Policy as are requested by Agent Bank, in order to cause the Existing Iowa Title Policy to insure the lien and priority of the Iowa Mortgage, subject only to such exceptions and conditions of title as are acceptable to Agent Bank, all of which endorsements shall be issued by the Iowa Title Company and shall be in a form and substance acceptable to Agent Bank.

                  "Iowa Title Insurance Policy" shall mean a collective reference to the Existing Iowa Title Policy and the Iowa Title Endorsements.

                  "L/C Agreement(s)" shall mean reference to the Application and Agreement for Standby Letter of Credit and addendum(s) thereto executed by an Authorized Officer of Borrowers in favor of L/C Issuer in L/C Issuer's standard form, setting forth the terms and conditions upon which L/C Issuer shall issue a Letter(s) of Credit, as the same may be amended or modified from time to time.

                  "L/C Exposure" shall mean the aggregate amount which L/C Issuer may be required to fund or is contingently liable for disbursement under all issued and outstanding Letter(s) of Credit, which amount shall be determined by subtracting from the aggregate of the Stated Amount of each such Letter(s) of Credit (to the extent such Letter of Credit is not secured by Cash deposited into the Cash Collateral Account and subject to the Cash Collateral Pledge Agreement), the principal amount of all L/C Reimbursement Obligations which have accrued and have been fully satisfied as of each date of determination.

                  "L/C Facility" shall mean the agreement of L/C Issuer to issue Letters of Credit subsequent to the Amendment Effective Date, subject to the terms and conditions and up to the maximum amounts and duration as set forth in
Section 2.09 of this Credit Agreement.

                  "L/C Fee" shall have the meaning set forth in

Section 2.10(c) of this Credit Agreement.

                  "L/C Issuer" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "L/C Reimbursement Obligation(s)" shall mean the obligation of Borrowers to reimburse L/C Issuer for amounts funded or disbursed under a Letter(s) of Credit, together with accrued interest thereon.

                  "LIBO Rate" means, relative to any Interest Period for any LIBOR Loan, the per annum rate (reserve adjusted as hereinbelow provided) as published on the applicable Banking Business Day in "Telerate System Reports" by the British Bankers Association for interest settlement rates relating to London Interbank Offerings as of 11:00 a.m., London, England time, two (2) Banking Business Days prior to the beginning of the applicable Interest Period for delivery on the first day of such Interest Period, for the number of months comprised therein and in a minimum amount and multiples as set forth in this Credit Agreement. The foregoing rate of interest shall be reserve adjusted by dividing the applicable LIBO Rate by a one (1.00) minus the LIBOR Reserve Percentage, with such quotient to be rounded upward, if necessary, to the nearest whole multiple of one-hundredth of one percent (0.01%). All references in this Credit Agreement or other Loan Documents to a LIBO Rate include the aforesaid reserve adjustment.

                  "LIBOR Loan" shall mean each portion of the total unpaid principal under the Credit Facility which bears interest at a rate determined by reference to the LIBO Rate plus the Applicable Margin.

                  "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBOR Loans made by any Lender, the reserve percentage (expressed as a decimal) equal to the actual aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transactional adjustments or other scheduled changes in reserve requirements) announced within Agent Bank as the reserve percentage applicable to Agent Bank as specified under regulations issued from time to time by the Federal Reserve Board. The LIBOR Reserve Percentage shall be based on Regulation D of the Federal Reserve Board or other regulations from time to time in effect concerning reserves for "Eurocurrency Liabilities" from related institutions as though Agent Bank were in a net borrowing position.

                  "Land Leases" shall mean collective reference to the Park Cattle Lease, Tahoe Green Belt Lease, California Green Belt Lease, Westwood Lease, Friendship Master Lease and


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

Friendship Sublease.

                  "Laws" means, collectively, all international, foreign, federal, state and local statutes, maritime laws, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

                  "Lender Reply Period" shall have the meaning set forth in
Section 9.10(d).

                  "Lenders" shall have the meaning ascribed to such term in the Preamble to this Credit Agreement. With respect to matters requiring the consent to or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, "all Lenders" shall be deemed to mean "all Lenders other than Defaulting Lenders".

                  "Letter(s) of Credit" shall mean collective reference to the Standby Letter(s) of Credit issued by L/C Issuer on behalf of Borrowers, or any of them, as the same may be extended, renewed or reissued from time to time.

                  "Leverage Ratio" as of the end of any Fiscal Quarter shall mean the ratio resulting by dividing (a) Total Funded Debt for the Fiscal Quarter under review by (b) the sum of EBITDA for the Fiscal Quarter under review plus EBITDA for each of the most recently ended three (3) preceding Fiscal Quarters.

                  "Liabilities and Costs" means all claims, judgments, liabilities, obligations, responsibilities, losses, damages (including lost profits), punitive or treble damages, costs, disbursements and expenses (including, without limitation, reasonable attorneys', experts' and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

                  "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "Loan Documents" shall mean the collective reference to this Credit Agreement, the Revolving Credit Note, the Swingline Note, the Security Documentation, Environmental Certificate, the documents described in Section
3.04 and all other instruments and agreements required to be executed by or on behalf of Borrowers, or any of them, or any other Person in connection with the Bank Facilities for the benefit of Banks or Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer.

                  "Majority Lenders" means, as of any date of determination prior to the occurrence of an Event of Default, Lenders holding Syndication Interests in excess of fifty percent (50%) of the Credit Facility; and at all times during which an Event of Default has occurred and remains continuing, Lenders holding a percentage equal to or in excess of sixty-six and two-thirds percent (66-2/3%) of the Funded Outstandings; PROVIDED THAT, (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (ii) notwithstanding the foregoing, at all times when three (3) or more Lenders are party to this Credit Agreement, the term Majority Lenders shall in no event mean less than three (3) Lenders.

                  "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

                  "Material Adverse Change" shall mean: (i) any set of circumstances or events which, other than with respect to the Representations and Warranties set forth in Article IV of the Credit Agreement which shall be construed to be applicable to circumstances and events existing both as of the Amendment Effective Date (or such earlier date as may be referenced in each particular provision) and subsequent to the Amendment Effective Date, are not in existence as of the Amendment Effective Date, which are material and adverse to the Collateral or the condition (financial or otherwise), business operations or prospects of (a) the Borrower Consolidation taken as a whole, or (b) the ability of Borrowers to perform their respective Obligations under the Loan Documents, or (c) the ability of any of the Lenders to enforce any of their material rights or remedies under any of the Loan Documents, or (ii) any events or changes, which, other than with respect to the Representations and Warranties set forth in Article IV of the Credit Agreement which shall be construed to be applicable to events and changes existing both as of the Amendment Effective Date (or such earlier date as may be referenced in each particular provision) and subsequent to the Amendment Effective Date, are not in existence as of the Amendment Effective Date or which have or result in a material adverse effect upon (a) the value of the Hotel/Casino Facilities or the priority of the security interests granted to Agent Bank (other than as a result of any action or inaction by Agent Bank or any Lender),

(b) the validity of any of the Loan Documents, or (c) the use, occupancy or operation of the Hotel/Casino Facilities.

                  "Maturity Date" shall mean September 30, 2004.

                  "Maximum Availability" shall mean the Maximum Permitted Balance less the Aggregate Outstandings.

                  "Maximum Permitted Balance" shall mean the maximum amount of principal which may be outstanding on the Bank Facilities from time to time, which shall be the lesser of: (a) the Maximum Scheduled Balance, or (b) the amount to which the Maximum Scheduled Balance is permanently voluntarily reduced by Borrower pursuant to Section 2.01(c) or is otherwise further reduced or limited pursuant to Sections 5.01, 6.10(c) or 8.02 or by Scheduled Reductions.

                  "Maximum Scheduled Balance" shall mean the amount of the Total Commitment, as reduced on each Reduction Date by the Scheduled Reductions.

                  "Merger" shall mean the merger of HAC with and into HCR, with HCR remaining as the surviving entity, and the cessation of HAC as a separate entity, which occurred as of the Merger Effective Date on the terms and conditions set forth in the Merger Agreement.

                  "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of February 28, 1998 between HCR and HAC.

                  "Merger Consideration" shall have the meaning ascribed to such term in the Merger Agreement.

                  "Merger Effective Date" shall mean February 2, 1999, the date upon which the Merger occurred.

                  "Merger Effective Time" shall mean the time on the Merger Effective Date at which the Merger became effective.

                  "Minimum Cap Ex Requirement" shall have the meaning ascribed to such term in Section 6.06 of the Credit Agreement, which, for purposes of the definition of "Adjusted Fixed Charge Coverage Ratio" shall be deemed to be equal to two percent (2%) of gross revenues derived from the Hotel/Casino Facilities by the Borrower Consolidation during each applicable Fiscal Quarter or other applicable fiscal period.

                  "Mortgages" shall mean collective reference to the Deeds of Trust, Iowa Mortgage, Iowa Ship Mortgage and Bluffs Run Mortgage.

                  "Net Income" shall mean with respect to any Person for any fiscal period, the net income of such Person during such fiscal period determined in accordance with GAAP, consistently applied.

                  "Net Proceeds" shall mean the aggregate cash proceeds received by the Borrower Consolidation in respect of any sale, transfer, conveyance or disposition of FF&E, net of the direct costs relating to such sale, transfer, conveyance or disposition of FF&E, amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such sale, transfer, conveyance or disposition of FF&E, any reserve for adjustment in respect of the sale price of such FF&E or liabilities associated with such sale, transfer, conveyance or disposition of FF&E and retained by the Borrower Consolidation and all Indebtedness assumed by the purchaser in connection with such sale, transfer, conveyance or disposition of FF&E and all taxes paid or payable as a result of such sale, transfer, conveyance or disposition.

                  "Net Worth" shall mean Assets, less Total Liabilities.

                  "Nevada Gaming Authority" shall mean, without limitation, the Nevada Gaming Commission and the State Gaming Control Board and any other applicable governmental or administrative state or local agency involved in the regulation of gaming and gaming activities conducted by the Borrower Consolidation in the State of Nevada.

                  "New Venture" means a casino, hotel, casino/hotel, resort, casino/resort, riverboat casino, dock casino, golf course, horse racing business, entertainment center, shopping center or similar facility or any business mandated by a Gaming Authority in order to obtain or retain a Gaming Permit (or any site or proposed site for any of the foregoing or entity that provides management or other services or goods to any of the foregoing) owned or to be owned in whole or in part by any New Venture Subsidiary or owned or to be owned by a Person in which any member of the Borrower Consolidation or a New Venture Subsidiary is an owner or equity investor.

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

                  "New Venture Investment" shall mean any Investment or Distributions made by any member of the Borrower Consolidation in or to any New Venture or New Venture Subsidiary after the Amendment Effective Date.

                  "New Venture Investments" shall mean collective reference to each and every New Venture Investment.

                  "New Venture Subsidiary" shall mean a Subsidiary of HCR or any of its Subsidiaries (other than HTMC, HCRSC, HCCMC, HIMC, HBR or HBRMC) that is the direct or indirect owner in whole or part of a New Venture.

                  "Non Pro Rata Borrowing" means a Borrowing with respect to which fewer than all Lenders have funded their respective Pro Rata Shares of such Borrowing and the failure of the non-funding Lender or Lenders to fund its or their respective Pro Rata Shares of such Borrowing constitutes a breach of this Credit Agreement.

                  "Notes" shall mean collective reference to the Revolving Credit Note and the Swingline Note.

                  "Notice of Borrowing" shall have the meaning set forth in
Section 2.03.

                  "Notice of Swingline Advance" shall have the meaning set forth in Section 2.08(b).

                  "Obligations" means, from time to time, all Indebtedness of Borrowers owing to Agent Bank, any Lender or any Person entitled to indemnification pursuant to Section 5.14, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Credit Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, reasonable fees and disbursements of expert witnesses and other consultants, and any other sum now or hereinafter chargeable to Borrowers under or in connection with Credit Agreement or any other Loan Document. Notwithstanding the foregoing definition of "Obligations", Borrowers' obligations under any environmental indemnity agreement constituting a Loan Document, or any environmental representation, warranty, covenant, indemnity or similar provision in this Credit Agreement or any other Loan Document, shall be secured by the Collateral only to the extent, if any, specifically provided in the Security Documentation.

                  "Operating Subsidiaries" shall mean collective reference to HTMC, HCRSC, HCCMC, HIMC, HBR and HBRMC.

                  "Park Cattle Co." shall mean Park Cattle Co., a Nevada corporation.

                  "Park Cattle Lease" shall mean that certain Lease dated July 9, 1973, as amended on April 27, 1979, February 28, 1985 and June 1, 1997, wherein Park Cattle Co. is lessor and HCR (formerly Harvey's Wagon Wheel, Inc.) is lessee of the Park Cattle Property, the lessee's interest therein having been assigned by HCR to HTMC by Assignment of Leases dated June 1, 1997, as such Lease may be further amended, restated, extended, renewed or otherwise modified from time to time.

                  "Park Cattle Lease Estoppel Certificate" shall mean the Existing Park Cattle Lease Estoppel Certificate as modified by the Reaffirmation of Park Cattle Lease Estoppel Certificate.

                  "Park Cattle Property" shall mean that real property which is particularly described as Parcel 3 on Exhibit Q attached hereto.

                  "Pension Plan" means any "employee pension benefit plan" that is subject to Title IV of ERISA and which is maintained for employees of Borrowers, or any of them, or any of their respective ERISA Affiliates.

                  "Permitted Encumbrances" shall mean collective reference to the Tahoe Permitted Encumbrances, the Colorado Permitted Encumbrances, the Iowa Permitted Encumbrances, the Bluffs Run Permitted Encumbrances and the Restricted Subsidiary Permitted Encumbrances.

                  "Permitted Preferred Stock" shall mean preferred stock issued by HCR which (a) has no provision or requirement for the payment of dividends in Cash or Cash Equivalents prior to the Maturity Date, or (b) if providing for or requiring the payment of dividends in Cash or Cash Equivalents prior to the Maturity Date, such preferred stock (i) is not issued for or in the face amount in excess of Sixty-Five Million Dollars ($65,000,000.00) in the aggregate (it being understood that the face amount of each preferred stock may exceed Sixty-Five Million Dollars ($65,000,000.00) in the aggregate as a result, and only as a result, of the payment of dividends in additional preferred stock which meets the requirements of clauses (b)(ii) and (iii) immediately hereinbelow or cumulation of additional


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

liquidation amounts in lieu of dividends), (ii) contains a dividend deferral option (allowing dividends to be paid in a manner other than Cash or Cash Equivalents or otherwise deferred) exercisable at the discretion of HCR for a period or multiple periods aggregating no less than five (5) years or otherwise does not require the payment of dividends in Cash or Cash Equivalents for a period or multiple periods aggregating no less than five (5) years, and (iii) does not require any redemptions (other than in connection with asset sales and changes of control the provision for which shall be no more restrictive on HCR or the Borrower Consolidation than the provisions concerning asset sales and changes of control contained in the Credit Agreement) prior to the Maturity Date.

                  "Person" means an individual, firm, corporation, limited liability company, trust, association, partnership, joint venture, tribunal or other entity.

                  "Policies of Insurance" shall mean the insurance to be obtained and maintained by Borrowers throughout the term of this Credit Agreement as provided by Schedule 5.09(a) herein.

                  "Post Foreclosure Plan" shall have the meaning set forth in
Section 9.11(e).

                  "Pricing Certificate" shall have the meaning set forth in
Section 5.08(a)(ii).

                  "Prime Rate" means at any time, and from time to time, the rate of interest most recently announced within WFB at its principal office in San Francisco, California, as its "Prime Rate", with the understanding that WFB's "Prime Rate" is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans and extensions of credit making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as WFB may designate. Each change in the Prime Rate shall be effective on the day the change is announced within WFB.

                  "Principal Prepayments" shall have the meaning set forth in
Section 2.07(a) of this Credit Agreement.

                  "Pro Rata" or "Pro Rata Share" shall mean with respect to any Lender, a percentage or proportion equal to such Lender's Syndication Interest in the Credit Facility as set forth on the Schedule of Lenders' Proportions in Credit Facility.

                  "Protective Advance" means all sums expended as determined by Agent Bank to be necessary to: (a) protect the


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priority, validity and enforceability of the Security Documentation on, and security interests in, any Collateral and the instruments evidencing or securing the Obligations, or (b) prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value), or (c) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in accordance with Section 10.21 or post-foreclosure ownership, maintenance, operation or marketing of any Collateral.

                  "Purchase Agreement" shall have the meaning set forth in Recital Paragraph B of this Credit Agreement, as may be further amended or modified upon the prior written consent of Agent Bank.

                  "Purchase Escrow Agent" shall mean Fidelity National Title Insurance Company, defined as the "Escrow Agent" in the Preamble of the Purchase Agreement, with respect to the transactions contemplated by the Purchase Agreement.

                  "Qualified Appraisal" shall mean reference to an appraisal or appraisals of the Hotel/Casino Facilities and Collateral, or any portion thereof, acceptable to Agent Bank, prepared at Borrowers' expense in compliance with FIRREA by an appraiser acceptable to Agent Bank, with sufficient copies delivered to Agent Bank for distribution to each of the Lenders.

                  "RPI" shall mean Reno Projects, Inc., a Nevada corporation, which is a wholly owned Subsidiary of HCR.

                  "Rate Adjustment Date" shall mean February 1, 2000.

                  "Reaffirmation of California Greenbelt Lease Estoppel Certificate" shall mean that certain Reaffirmation of Ground Lease Estoppel Certificate (California Greenbelt Lease) duly executed by Park Cattle Co., HTMC, HCR and Agent Bank, pursuant to which, among other things, Park Cattle Co. represents to Agent Bank, among other things, that: (a) as of the date thereof, the representations set forth by the Existing California Greenbelt Lease Estoppel Certificate are true and correct; (b) the provisions of the Existing California Greenbelt Lease Estoppel Certificate, with regard to the Existing California Deed of Trust, are applicable to the California Deed of Trust; and
(c) except as modified thereby, the Existing California Greenbelt Lease Estoppel Certificate remains in full force and effect.

                  "Reaffirmation of Park Cattle Lease Estoppel

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

Certificate" shall mean that certain Reaffirmation of Ground Lease Estoppel Certificate (Park Cattle Lease) duly executed by Park Cattle Co., HTMC, HCR and Agent Bank, pursuant to which, among other things, Park Cattle Co. represents to Agent Bank, among other things, that: (a) as of the date thereof, the representations set forth by the Existing Park Cattle Lease Estoppel Certificate are true and correct; (b) the provisions of the Existing Park Cattle Lease Estoppel Certificate, with regard to the Existing Tahoe Deed of Trust, are applicable to the Tahoe Deed of Trust; and (c) except as modified thereby, the Existing Park Cattle Lease Estoppel Certificate remains in full force and effect.

                  "Reaffirmation of Tahoe Greenbelt Lease Estoppel Certificate" shall mean that certain Reaffirmation of Ground Lease Estoppel Certificate (Tahoe Greenbelt Lease) duly executed by Park Cattle Co., HTMC, HCR and Agent Bank, pursuant to which, among other things, Park Cattle Co. represents to Agent Bank, among other things, that: (a) as of the date thereof, the representations set forth by the Existing Tahoe Greenbelt Lease Estoppel Certificate are true and correct; (b) the provisions of the Existing Tahoe Greenbelt Lease Estoppel Certificate, with regard to the Existing Tahoe Deed of Trust, are applicable to the Tahoe Deed of Trust; and (c) except as modified thereby, the Existing Tahoe Greenbelt Lease Estoppel Certificate remains in full force and effect.

                  "Real Properties" shall mean collective reference to the Tahoe Real Property, the California Greenbelt Property, the Colorado Real Property, the Iowa Real Property and the Bluffs Run Real Property.

                  "Reduction Date(s)" shall mean reference to each date or the dates, as the context may require upon which the Total Commitment is reduced by a Scheduled Reduction as set forth on the Total Commitment Reduction Schedule.

                  "Related Entities" shall mean collective reference to all stockholders, Affiliates and Subsidiaries of the Borrowers, or any of them, other than another Borrower.

                  "Replacement Note(s)" shall have the meaning set forth in
Section 2.05(i) of this Credit Agreement.

                  "Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

                  "Requisite Lenders" means, as of any date of determination prior to the occurrence of an Event of Default,


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

Lenders holding Syndication Interests equal to or in excess of sixty-six and two-thirds percent (66-2/3%) of the Credit Facility; and at all times during which an Event of Default has occurred and remains continuing, Lenders holding a percentage equal to or in excess of sixty-six and two-thirds percent (66- 2/3%) of the Funded Outstandings; PROVIDED THAT, (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and
(ii) notwithstanding the foregoing, at all times when three (3) or more Lenders are party to this Credit Agreement, the term Requisite Lenders shall in no event mean less than three (3) Lenders.

                  "Restricted Subsidiary" shall mean a wholly owned Subsidiary of HCR which: (a) has not incurred any Indebtedness other than to the extent permitted under this Credit Agreement, (b) is not subject to any Liens except to the extent permitted under this Credit Agreement, (c) has executed and delivered to Agent Bank a Subsidiary Guaranty within the period required under Section 5.16, (d) all of the stock or other evidence of ownership thereof has been pledged in favor of Agent Bank by a Stock Pledge within the period required under Section 5.16, and (e) has been designated by HCR to be a Restricted Subsidiary by written notice thereof to Agent Bank, subject to HCR's right to redesignate any New Venture Subsidiary as an Unrestricted Subsidiary so long as:
(i) no Default or Event of Default has occurred and remains continuing, and (ii) giving effect to such redesignation as of the end of the most recently ended Fiscal Quarter on a pro forma basis, no Default or Event of Default would exist under Article VI of the Credit Agreement.

                  "Restricted Subsidiary Permitted Encumbrances" shall mean, at any particular time with respect to a Restricted Subsidiary, (i) liens for taxes, assessments or governmental charges not then due, payable and delinquent,
(ii) statutory Liens for labor or materials or liens for taxes, assessments or governmental charges not then required to be paid pursuant to Section 5.10,
(iii) liens in favor of Agent Bank or any Lender created or contemplated by the Security Documentation, (iv) liens in favor of Agent Bank for the benefit of the Lenders or consented to in writing by Agent Bank upon the approval of Requisite Lenders, (v) purchase money security interests for acquired FF&E up to the maximum amount permitted under Section 6.09(c), (vi) liens of legally valid leases for FF&E, (vii) easements, licenses or rights-of-way, now existing or hereafter granted to any Governmental Authority or public utility providing services to the Restricted Subsidiary or Restricted Subsidiary Venture, (viii) judgment liens, writs, warrants, levys, distraints, attachments and other similar


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


process which do not constitute an Event of Default, (ix) statutory liens of landlords and liens of carriers, warehousemen, mechanics, customs and revenue authorities and materialmen and other similar liens imposed by law incurred in the ordinary course of business which could not reasonably be expected to cause a Material Adverse Change and which are discharged in accordance with Section 5.04, (x) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations; (xi) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of such Restricted Subsidiary; (xii) minor defects, encroachments or irregularities in title not interfering in any material respect with the ordinary conduct of the business of such Restricted Subsidiary; (xiii) Liens securing reimbursement obligations with respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and banker's acceptances and products or proceeds thereof; (xiv) Liens arising out of consignment or similar arrangements for the sale of goods; (xv) any interest or title of a lessor subject to any capital lease obligation or operating lease; (xvi) Liens in existence on the Closing Date referenced on Schedule of Liens set forth as
Schedule 6.09; (xvii) easements, rights of way, restriction, minor defects or irregularities in title and other similar liens, charges or encumbrances which do not interfere in any material respect with the business of the Borrowers; (xviii) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of the Borrowers or becomes a Subsidiary of the Borrowers; provided that such Liens (other than replacement Liens) were not created in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with any Borrower or such Subsidiary or acquired by any Borrower or such Subsidiary; (xix) the replacement, extension, or renewal of any Lien permitted hereunder; (xx) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xxi) Liens in favor of customs and revenue authorities arising by operation of law to secure payment of customs duties in connection with the importation of goods; (xxii) licenses, leases or subleases granted to other Persons in the ordinary course of business; (xxiii) any interest or title of a lessor, sublessor, licensee or licensor under any personal or real property lease, sublease or license agreement; (xxiv) Liens in favor of a banking or other financial institution encumbering deposits (including the right of set-off) held by such banking



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or other financial institutions incurred in the ordinary course of business; and
(xxv) Liens for property taxes on real property which is to be abandoned for which the sole recourse for such tax is to such property (or to a Subsidiary of the Borrower whose sole asset is such property).

                  "Restricted Subsidiary Stock Pledges" shall mean collective reference to the Stock Pledge (Gaming) and the Stock Pledge (General).

                  "Restricted Subsidiary Venture" shall mean a New Venture owned in whole or in part by a Borrower or a Restricted Subsidiary.

                  "Revolving Credit Note" shall mean the Second Amended and Restated Revolving Credit Promissory Note, a copy of which is marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof, to be executed by Borrowers on or before the Amendment Effective Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility as the same may be amended, modified, extended, renewed or restated from time to time, which shall constitute a full amendment and restatement of the Existing Revolving Credit Note, together with all prior amendments thereto.

                  "Riverboat" shall mean the whole of the vessel named below and described as follows:

                VESSEL NAME                      USCG OFFICIAL NUMBER

              Kanesville Queen                         1037706

                  "Schedule of Lenders' Proportions in Credit Facility" shall mean the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked "Schedule 2.01(a), affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by each Lender as such schedule may be amended, modified or restated from time to time in connection with an Assignment and Assumption Agreement.

                  "Schedule of Liens" shall mean the Schedule of Liens, a copy of which is set forth as Schedule 6.09, affixed hereto and by this reference incorporated herein and made a part hereof, setting forth certain Liens encumbering the Collateral as of the Amendment Effective Date.

                  "Schedule of Outstanding Letters of Credit" shall mean the Schedule of Outstanding Letters of Credit, a copy of


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

which is set forth as Schedule 2.09(e), affixed hereto and by this reference incorporated herein and made a part hereof, setting forth each Letter of Credit issued and outstanding under the Existing Harveys Credit Agreement that will be deemed issued hereunder as of the Amendment Effective Date.

                  "Schedule of Significant Litigation" shall mean the Schedule of Significant Litigation, a copy of which is set forth as Schedule 3.20, affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the information described in Section 3.20 with respect to each Significant Litigation.

                  "Schedule of Subsidiaries" shall mean the Schedule of Subsidiaries, a copy of which is marked "Schedule 4.22", affixed hereto and by this reference incorporated herein and made a part hereof, setting forth the name of each Subsidiary of HCR as of the Amendment Effective Date, stating whether each such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary and if the Subsidiary is a New Venture Subsidiary setting forth a description of the applicable New Venture.

                  "Scheduled Reduction(s)" shall mean the amount by which the Aggregate Commitment is reduced on each Reduction Date (calculated as a percentage of the Total Commitment) as set forth on the Total Commitment Reduction Schedule.

                  "Second Amendment to Iowa Ship Mortgage" shall mean that certain Second Amendment to First Preferred Ship Mortgage which is to be executed by HIMC and by Agent Bank concurrently, or substantially concurrent, with the Amendment Effective Date, and filed with the USCG for the purpose of amending the Existing Iowa Ship Mortgage in order to provide, among other things, for the Existing Iowa Ship Mortgage to reflect the Credit Agreement and to secure performance under the Bank Facilities.

                  "Second Reaffirmation of Friendship Master Lease Estoppel Certificate" shall mean that certain Second Reaffirmation of Ground Lease Estoppel Certificate (Friendship Park Master Lease) duly executed by the Iowa Department of Natural Resources wherein it certifies and represents to Agent Bank, on behalf of Lenders, among other things, that: (a) as of the date thereof, the representations set forth by the Existing Friendship Master Lease Estoppel Certificate are true and correct; (b) the provisions of the Existing Friendship Master Lease Estoppel Certificate, with regard to the Existing Iowa Mortgage, are applicable to the Iowa Mortgage; and (c) except as modified thereby, the Existing Friendship Master Lease Estoppel Certificate remains in full force and effect.


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                  "Second Reaffirmation of Friendship Sublease Estoppel
Certificate" shall mean that certain Second Reaffirmation of Ground Lease Estoppel Certificate (Friendship Park Sublease) duly executed by the City of Council Bluffs, Iowa, as sublessor under the Friendship Sublease, wherein it certifies and represents to Agent Bank, on behalf of Lenders, among other things, that: (a) as of the date thereof, the representations set forth by the Existing Friendship Sublease Estoppel Certificate are true and correct; (b) the provisions of the Existing Friendship Sublease Estoppel Certificate, with regard to the Existing Iowa Mortgage, are applicable to the Iowa Mortgage; and (c) except as modified thereby, the Existing Friendship Sublease Estoppel Certificate remains in full force and effect.

                  "Second Reaffirmation of Hard Rock Subordination Agreement" shall mean that certain Second Reaffirmation of Subordination Agreement; Acknowledgement of Lease Agreements, Estoppel, Attornment and Nondisturbance Agreement duly executed by HTMC, as lessor, Hard Rock, as lessee, and Agent Bank, pursuant to which, among other things: (a) Hard Rock consents to the First Amendment to Tahoe Deed of Trust; (b) HTMC and Hard Rock agree that the provisions of the Existing Hard Rock Subordination Agreement, with regard to the Existing Tahoe Deed of Trust, are applicable to the Tahoe Deed of Trust; and (c) HTMC and Hard Rock agree that, except as modified thereby, the Existing Hard Rock Subordination Agreement remains in full force and effect.

                  "Second Reaffirmation of Westwood Subordination and NonDisturbance Agreement" shall mean that certain Second Reaffirmation of Subordination, Attornment and Nondisturbance Agreement duly executed by HIMC, as lessor, the City of Council Bluffs, Iowa, as lessee, and Agent Bank, pursuant to which, among other things: (a) the City of Council Bluffs certifies that certain representations set forth by the Existing Westwood Subordination and Nondisturbance Agreement are true and correct as of the date thereof; (b) the City of Council Bluffs consents to the First Amendment to Iowa Mortgage; and (c) the City of Council Bluffs and Agent Bank agree that, except as modified thereby, the Existing Westwood Subordination and Nondisturbance Agreement remains in full force and effect.

                  "Secured Interest Rate Hedge(s)" shall mean any Interest Rate Hedge entered into between any Borrower and any Lender, or Affiliate of any Lender, which is secured by the Security Documentation.

                  "Security Documentation" shall mean collective reference to the Tahoe Security Documents, Colorado Security Documents, Iowa Security Documents, Bluffs Run Security

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Documents, HCR Security Agreement, HCR Financing Statements and HCR Stock
Pledges, Subsidiary Guaranties, Trademark Security Agreement and all other instruments and agreements to be executed by or on behalf of members of the Borrower Consolidation or other applicable Persons, in favor of Agent Bank on behalf of the Lenders securing repayment of the Bank Facilities.

                  "Security Documentation Amendments" shall mean a collective reference to the First Amendment to Tahoe Deed of Trust, the First Amendment to California Deed of Trust, the First Amendment to Trademark Security Agreement, the First Amendment to Iowa Mortgage, the Second Amendment to Iowa Ship Mortgage, the First Amendment to Iowa Deed of Trust, the First Amendment to HCR Security Agreement, the First Amendment to HCR Security Agreement and Stock Pledge, the Bluffs Run Mortgage, the Bluffs Run Financing Statements, the Bluffs Run Assignment of Spaceleases, Contracts, Rents and Revenues, the Bluffs Run Assignment of Permits, Licenses and Contracts, the Assignment of BR Management Agreement, the Assignment of BR Billboard Lease, the Assignment of Iowa Sponsorship Agreement, Irrevocable Stock Powers for HBR and HBRMC and all other documents to be executed by and on behalf of Borrowers, or any of them, for the purpose of amending any of the Security Documentation as of the Amendment Effective Date.

                  "Senior Debt" shall mean with reference to the Borrower Consolidation for any period the Total Funded Debt of the Borrower Consolidation, less the daily average of the aggregate Subordinated Debt for such period.

                  "Senior Leverage Ratio" as of the end of any Fiscal Quarter shall mean the ratio resulting by dividing (a) Senior Debt for the Fiscal Quarter under review by (b) the sum of EBITDA for the Fiscal Quarter under review plus EBITDA for each of the most recently ended three (3) preceding Fiscal Quarters.

                  "Senior Subordinated Notes" shall mean reference to the 10-5/8% Senior Subordinated Notes due 2006 in the original aggregate amount of One Hundred Fifty Million Dollars ($150,000,000.00) issued by HCR pursuant to the Indenture.

                  "Significant Litigation" shall mean each action, suit, proceeding, litigation and controversy involving Borrowers, or any of them, not fully covered by insurance or that is subject to a reservation of rights and involving claims in excess of Five Million Dollars ($5,000,000.00) or which is reasonably expected to result in a Material Adverse Change.

                  "Significant Repair Funds" shall have the meaning set forth in
Section 8.02.


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                  "Spaceleases" shall mean collective reference to the Tahoe
Spaceleases, Colorado Spaceleases, Iowa Spaceleases and Bluffs Run Spaceleases.

                  "Standby Letter(s) of Credit" shall mean collective reference to: (i) the IWRA Letter of Credit, and (ii) each other letter or letters of credit issued by L/C Issuer pursuant to Section 2.09 of the Credit Agreement for the purpose of securing payment or performance of a financial obligation of Borrowers, or any of them.

                  "Stated Amount" shall mean the maximum amount which L/C Issuer may be required to disburse to the beneficiary(ies) of a Letter(s) of Credit under the terms thereof.

                  "Stated Expiry Date(s)" shall mean the date set forth on the face of a Letter(s) of Credit as the date when all obligations of L/C Issuer to advance funds thereunder will terminate, as the same may be extended from time to time.

                  "Stock Pledge (Gaming)" shall mean the Security Agreement and Stock Pledge, the form of which is marked "Exhibit N", affixed hereto and by this reference incorporated herein and made a part hereof, pursuant to which the stock of each Restricted Subsidiary which is a gaming licensee in any jurisdiction within the United States of America is pledged by HCR to Agent Bank on behalf of Lender as security for the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the terms of the Credit Agreement.

                  "Stock Pledge (General)" shall mean the Security Agreement and Stock Pledge, the form of which is marked "Exhibit O", affixed hereto and by this reference incorporated herein and made a part hereof, to be executed by HCR from time to time for the purpose of pledging the stock of each Restricted Subsidiary which is not a gaming licensee as security for the Bank Facilities and all other sums which may be owing by Borrowers to the Banks from time to time under the terms of the Credit Agreement.

                  "Subordinated Debt" shall mean: (i) the Indebtedness evidenced by the Indenture and Senior Subordinated Notes, and (ii) all other unsecured Indebtedness of the Borrower Consolidation which is contractually subordinated to the Bank Facilities and for which (a) there is no principal or sinking fund payment requirement maturing or otherwise coming due prior to ninety (90) days after the Maturity Date (other than in connection with changes of control and asset sales); (b) the maturity date of the Subordinated Debt shall not be earlier than ninety (90) days subsequent to the Maturity Date; (c) all


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covenants of the Subordinated Debt shall be no more restrictive on HCR and the
Borrower Consolidation than the Financial Covenants (to the extent such covenants of the Subordinated Debt address the matters covered by the Financial Covenants) applicable under this Credit Agreement; and (d) the events of default and subordination provisions of the Subordinated Debt shall be acceptable (from the perspective of a senior lender) to Agent Bank, which acceptance shall not be unreasonably withheld or delayed (in this regard Banks agree that if the events of default and subordination provisions of the Subordinated Debt are substantially similar in all material respects as the events of default and subordination provisions contained in the Indenture, such events of default and subordination provisions shall be deemed acceptable by Agent Bank).

                  "Subsidiary" shall mean, on the date in question, any Person of which an aggregate of more than 50% of the stock of any class or classes (or equivalent interests) is owned of record or beneficially, directly or indirectly, by another Person and/or any of its Subsidiaries, if the holders of the stock of such class or classes (or equivalent interests) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency.

                  "Subsidiary Guarantor" shall mean each Restricted Subsidiary which has executed the Subsidiary Guaranty.

                  "Subsidiary Guaranty" shall mean the General Continuing Subsidiary Guaranty to be executed by each Restricted Subsidiary in favor of the Agent Bank on behalf of Banks substantially in the form of the General Continuing Subsidiary Guaranty marked "Exhibit P", affixed hereto and by this reference incorporated herein and made a part hereof, under the terms of which each Restricted Subsidiary irrevocably and unconditionally guaranties to Agent Bank on behalf of the Banks the full and prompt payment and performance of all Obligations of Borrowers under the Credit Agreement, Notes and other Loan Documents.

                  "Swingline Advance" shall mean each advance made by Swingline Lender to Borrowers under the Swingline Facility.

                  "Swingline Facility" shall mean the agreement of


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Swingline Lender to make Swingline Advances to Borrowers subsequent to the
Closing Date, subject to the terms and conditions and up to the maximum amounts and for the duration as set forth in Section 2.08 of this Credit Agreement.

                  "Swingline Lender" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "Swingline Note" shall mean the Second Amended and Restated Swingline Note, a copy of which is marked "Exhibit B", affixed hereto and by this reference incorporated herein and made a part hereof, to be executed by Borrowers on or before the Amendment Effective Date, payable to the order of Swingline Lender, evidencing the Swingline Facility, as the same may be amended, modified, extended, renewed or restated from time to time, which shall constitute a full amendment and restatement of the Existing Swingline Note, together with all prior amendments thereto.

                  "Swingline Outstandings" shall mean the aggregate amount of all outstanding and unpaid Swingline Advances as of each date of determination.

                  "Syndication Co-Agent" shall have the meaning set forth in the Preamble of this Credit Agreement.

                  "Syndication Interest" shall mean the proportionate interest of each Lender in the Credit Facility as set forth on the Schedule of Lenders' Proportions in Credit Facility, a copy of which is marked Schedule 2.01(a), affixed hereto and by this reference incorporated herein and made a part hereof, as the same may be amended or restated from time to time.

                  "Tahoe Amendment Closing Instructions" shall mean the Closing Instructions to be given by Agent Bank to Tahoe Title Company on or before the Closing Date setting forth the requirements of Lenders for the issuance of the Tahoe Title Endorsements and other conditions for the funding of the BR Closing Disbursement to the reasonable satisfaction of Agent Bank, Lenders and the Borrowers.

                  "Tahoe Assignment of Permits, Licenses and Contracts" shall mean the Amended and Restated Assignment of Permits, Licenses and Contracts (Tahoe) executed by HTMC and Agent Bank on January 27, 1999, whereby HTMC assigned to Agent Bank all of its right, title and interest in and to all permits, licenses and contracts relating to the Tahoe Hotel/Casino Facility, except those Gaming Permits and other licenses or permits which are unassignable, which assignment was recorded January 29, 1999, in the Official Records of Douglas County, Nevada, in Book 199, at Page 5857, as Instrument No. 0459903, as such



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Amended and Restated Assignment of Permits, Licenses and
Contracts (Tahoe) may be amended, restated or otherwise modified from time to time.

                  "Tahoe Assignment of Spaceleases, Contracts, Rents and Revenues" shall mean the Amended and Restated Assignment of Spaceleases, Contracts, Rents and Revenues (Tahoe) executed by HTMC and Agent Bank on January 27, 1999, pursuant to which HTMC assigned to Agent Bank: (a) all of its right, title and interest under the Tahoe Equipment Leases and Contracts, and under the Tahoe Spaceleases relating to the Tahoe Hotel/Casino Facility, and (b) all rents, issues, profits, revenues and income from the Tahoe Hotel/Casino Facility and any other business activity conducted on the Tahoe Real Property, together with any future expansions thereof, related thereto or used in connection therewith, which assignment was recorded January 29, 1999, in the Official Records of Douglas County, Nevada, in Book 199, at Page 5838, as Instrument No. 0459902, as such Amended and Restated Assignment of Spaceleases, Contracts, Rents and Revenues (Tahoe) may be amended, restated or otherwise modified from time to time.

                  "Tahoe Assignments" shall mean collective reference to the Tahoe Assignment of Permits, Licenses and Contracts, Tahoe Assignment of Spaceleases, Contracts, Rents and Revenues, the Assignment of California Greenbelt Lease, Assignment of Tahoe Greenbelt Lease and Assignment of Park Cattle Lease.

                  "Tahoe Collateral" shall mean collective reference to: (i) all of the Tahoe Real Property, the California Greenbelt Property and the personal property, furniture, fixtures and equipment, contract rights, leases, intangibles and other interests of HTMC, which are subject to the liens and security interests of the Tahoe Security Documents; (ii) all rights of HTMC assigned as additional security pursuant to the terms of the Tahoe Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of HTMC, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank on behalf of Lenders to secure payment of the Bank Facilities.

                  "Tahoe Deed of Trust" shall mean the Existing Tahoe Deed of Trust as amended by the First Amendment to Tahoe Deed of Trust and as it may be further amended, restated or otherwise modified from time to time.

                  "Tahoe Equipment Leases and Contracts" shall mean the executed leases and purchase contracts pertaining to the Tahoe FF&E wherein HTMC is the lessee or vendee, as the case may be, as set forth on that certain schedule marked



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"Schedule 4.16(A)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Tahoe FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and devices which have been installed or are to be installed and used or owned by HTMC in connection with the operation of the Tahoe Hotel/Casino Facility.

                  "Tahoe Financing Statements" shall mean the Uniform Commercial Code Financing Statements executed by HTMC on January 27, 1999 and filed with the Secretary of State of the State of Nevada and the County Recorder of Douglas County, Nevada, in order to effect and perfect the security interest granted to Agent Bank on behalf of Lenders under the Tahoe Deed of Trust in accordance with the requirements of Nevada Uniform Commercial Code, as they may be extended, renewed, amended, restated or otherwise modified from time to time.

                  "Tahoe Greenbelt Lease" shall mean that certain Net Lease Agreement dated as of February 28, 1985, as amended on June 1, 1997, between Park Cattle Co., as lessor, and HCR as lessee, under the terms of which HCR leases the Tahoe Greenbelt Property from Park Cattle Co., the lessee's interest therein having been assigned by HCR to HTMC by Assignment of Leases dated June 1, 1997, as such Net Lease Agreement may be further amended, extended, renewed, or otherwise modified from time to time.

                  "Tahoe Greenbelt Lease Estoppel Certificate" shall mean the Existing Tahoe Greenbelt Lease Estoppel Certificate as modified by the Reaffirmation of Tahoe Greenbelt Lease Estoppel Certificate.

                  "Tahoe Greenbelt Property" shall mean that property which is particularly described as Parcel 4 on Exhibit Q attached hereto.

                  "Tahoe Hotel/Casino Facility" shall mean the hotel and casino business and related activities conducted by HTMC in and on the Tahoe Real Property and all improvements now or hereafter situate thereon, presently conducted under the style and name of Harveys Resort Hotel/Casino.

                  "Tahoe Permitted Encumbrances" shall mean, at any particular time, (i) liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) statutory liens for labor and/or materials and liens for taxes, assessments or governmental charges not then required to be paid pursuant to Sections 5.04 and 5.10 of the Credit Agreement, respectively, provided that, Borrowers shall


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have maintained adequate reserves in accordance with GAAP for payment of same,
(iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (iv) leases or subleases granted to others (including, without limitation, any Subsidiary) not interfering in any material respect with the ordinary conduct of the business of the Tahoe Hotel/Casino Facility; (v) liens created or contemplated by the Tahoe Security Documents, (vi) the liens, encumbrances and restrictions on the Tahoe Real Property, Tahoe FF&E and existing improvements which are shown as exceptions on Schedule B of the Tahoe Title Insurance Policy, (vii) liens consented to in writing by Agent Bank upon the approval of Requisite Lenders,
(viii) liens of legally valid capital leases and purchase money security interests for Tahoe FF&E and other goods to the extent permitted by Section 6.09(c), (ix) each and every easement, license, restriction or right-of-way that
(A) is hereafter granted to any Governmental Authority or public utility and (B) does not interfere in any material respect with the Tahoe Hotel/Casino Facility;
(x) judgment liens, writs, warrants, levies, distraints, attachments and other similar process which do not constitute an Event of Default, (xi) Liens securing reimbursement obligations with respect to letters of credit and banker's acceptances which encumber only documents and other property relating to such letters of credit and banker's acceptances and products or proceeds thereof;
(xii) Liens arising out of consignment or similar arrangements for the sale of goods; (xiii) any interest or title of a lessor subject to any capital lease obligation or operating lease; (xiv) Liens in existence on the Closing Date and referenced on Schedule of Liens set forth as Schedule 6.09; (xv) easements, rights of way, restrictions, minor defects or irregularities in title and other similar liens, charges or encumbrances which do not interfere in any material respect with the business of the Borrowers; (xvi) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary of the Borrowers or becomes a Subsidiary of the Borrowers; provided that such Liens (other than replacement Liens) were not created in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with any Borrower or such Subsidiary or acquired by any Borrower or such Subsidiary;
(xvii) the replacement, extension, or renewal of any Lien permitted hereunder; (xviii) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xix) Liens in favor of customs and revenue authorities


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arising by operation of law to secure payment of customs duties in connection with the importation of goods; (xx) licenses, leases or subleases granted to other Persons in the ordinary course of business; (xxi) any interest or title of a lessor, sublessor, licensee or licensor under any personal or real property lease, sublease or license agreement; (xxii) Liens in favor of a banking or other financial institution encumbering deposits (including the right of set-off) held by such banking or other financial institutions incurred in the ordinary course of business; and (xxiii) Liens for property taxes on real property which is to be abandoned for which the sole recourse for such tax is to such property (or to a Subsidiary of any Borrower whose sole asset is such property).

                  "Tahoe Real Property" shall mean that real property which is particularly described as Parcels 1 through 4 on "Exhibit Q" attached hereto and incorporated by reference herein.

                  "Tahoe Security Documents" shall mean collective reference to the Tahoe Assignment of Permits, Licenses and Contracts, the Tahoe Assignment of Spaceleases, Contracts, Rents and Revenues, the Tahoe Deed of Trust, the California Deed of Trust, the Tahoe Financing Statements, the Assignment of California Greenbelt Lease, Assignment of Tahoe Greenbelt Lease, Assignment of Park Cattle Lease and any other document or instrument which is executed or delivered by HTMC and accepted by Agent Bank, on behalf of Lenders, as security for payment under the Bank Facilities relating to the Tahoe Hotel/Casino Facility.

                  "Tahoe Spaceleases" shall mean the executed leases and concession agreements pertaining to the Tahoe Hotel/Casino Facility, or any portion thereof, wherein HTMC is the lessor as set forth on the certain schedule marked "Schedule 4.15(A)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Tahoe Title Company" shall mean Chicago Title Insurance Company and its issuing agent, Western Title Company, 225 So. Arlington Avenue, Reno, Nevada 89501, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be reasonably acceptable to Agent Bank.

                  "Tahoe Title Endorsements" shall mean a collective reference to a 110.10 Form Endorsement to the Existing Tahoe Title Policy and to such other endorsements to the Existing Tahoe Title Policy as are requested by Agent Bank, in order to cause the Existing Tahoe Title Policy to insure the lien and priority of the Tahoe Deed of Trust and the lien and priority



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of the California Deed of Trust, subject only to such exceptions and conditions of title as are acceptable to Agent Bank, all of which endorsements shall be issued by the Tahoe Title Company and shall be in a form and substance acceptable to Agent Bank.

                  "Tahoe Title Insurance Policy" shall mean a collective reference to the Existing Tahoe Title Policy and the Tahoe Title Endorsements.

                  "Taxes" shall have the meaning set forth in Section 2.12.

                  "Third Anniversary Date" shall mean the third annual anniversary of the Amendment Effective Date.

                  "Title Company" shall mean individual reference and "Title Companies" shall mean collective reference to the Tahoe Title Company, Colorado Title Company, Iowa Title Company and Bluffs Run Title Company, as the context may require.

                  "Title Endorsement" shall mean individual reference and "Title Endorsements" shall mean collective reference to the Colorado Title Endorsements, the Iowa Title Endorsements and the Tahoe Title Endorsements.

                  "Title Insurance Policy" shall mean individual reference and "Title Insurance Policies" shall mean collective reference to the Tahoe Title Insurance Policy, Iowa Title Insurance Policy and the Colorado Title Insurance Policy, as the context may require.

                  "Total Commitment" shall mean the amount of Three Hundred Thirty-Five Million Dollars ($335,000,000.00) (the amount of the Aggregate Commitment on the Amendment Effective Date), plus, on and after the Commitment Increase Effective Date, the aggregate amount of the Commitment Increase.

                  "Total Commitment Reduction Schedule" shall mean the Total Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed hereto, setting forth as of each Reduction Date the amount of each Scheduled Reduction as a percentage of the Total Commitment.

                  "Total Funded Debt" shall mean with reference to the Borrower Consolidation for any period the daily average of the Aggregate Outstandings for such period, plus the total as of the last day of such period of both the long-term and current portions (without duplication) of all other Indebtedness.

                  "Total Liabilities" shall mean the total liabilities



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of the Borrower Consolidation determined in accordance with GAAP.

                  "Trademark Security Agreement" shall mean the Existing Trademark Security Agreement as amended by the First Amendment to Trademark Security Agreement, and as it may be further amended, restated or otherwise modified from time to time.

                  "USCG" shall mean the United States Coast Guard.

                  "Unrestricted Subsidiary" shall mean RPI, HLVMC and each Subsidiary which is not a Restricted Subsidiary.

                  "Unsuitable Lender" shall have the meaning set forth in
Section 10.10(d).

                  "Voluntary Permanent Reduction" shall have the meaning set forth in Section 2.01(c).

                  "WFB" shall mean Wells Fargo Bank, National Association.

                  "Westwood Golf Course Property" shall mean that property which is particularly described as Parcel B on "Exhibit S" attached hereto and incorporated by reference herein.

                  "Westwood Lease" shall mean that certain Lease Agreement under date of March 1, 1995 pursuant to which the Westwood Golf Course Property is leased by HIMC to the City of Council Bluffs, subject to the terms and conditions set forth therein, as such Lease Agreement may be amended and restated, extended, renewed or otherwise modified from time to time.

                  "Westwood Subordination and Nondisturbance Agreement" shall mean the Existing Westwood Subordination and Nondisturbance Agreement as reaffirmed by the Second Reaffirmation of Westwood Subordination and Nondisturbance Agreement.

                  Section 1.02. INTERPRETATION AND CONSTRUCTION. In this Credit Agreement, unless the context otherwise requires:

                           (a) Articles and Sections mentioned by number only
are the respective Articles and Sections of this Credit Agreement as so numbered;

                           (b) Words importing a particular gender mean and
include every other gender, and words importing the singular number mean and include the plural number and VICE



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VERSA;

                           (c) All times specified herein, unless otherwise
specifically referred, shall be the time in San Francisco, California;

                           (d) Any headings preceding the texts of the
several Articles and Sections of this Credit Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Credit Agreement, nor shall they affect its meaning, construction or effect;

                           (e) If any clause, provision or Section of this
Credit Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions hereof;

                           (f) The terms "herein", "hereunder", "hereby",
"hereto", "hereof" and any similar terms as used in the Credit Agreement refer to this Credit Agreement; the term "heretofore" means before the date of the execution of this Credit Agreement; and the term "hereafter" means after the date of the execution of this Credit Agreement;

                           (g) The parties hereto agree that each has
contributed to the drafting of this Credit Agreement and each of the Loan Documents and that the provisions herein contained shall not be construed against Borrowers or Banks as having been the person or persons responsible for the preparation thereof;

                           (h) All accounting terms used herein which are not
otherwise specifically defined shall be used in accordance with GAAP;

                           (i) Each reference to a Loan Document or the
Security Documentation, or any of them, as used in this Credit Agreement shall be deemed a reference to such Loan Document or the Security Documentation as the same may be amended, modified, supplemented, replaced or restated from time to time;

                           (j) All contracts, documents, indentures, leases or
other agreements referred to herein shall, unless expressly indicated to the contrary, refer to such contract, document, indenture or other agreement as the same may be amended, restated, supplemented or otherwise modified from time to time; and

                           (k) Every affirmative duty, covenant and


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obligation of Borrowers hereunder shall be equally applicable to each of the
Borrowers individually and where the context would result in the best interests or rights of Banks shall be construed to mean "Borrowers or any of them" or "Borrowers and each of them", as applicable.

                  Section 1.03. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Credit Agreement shall have such meanings when used in the Notes and in each Loan Document and other communication delivered from time to time in connection with this Credit Agreement or any other Loan Document.

                  Section 1.04. CROSS-REFERENCES. Unless otherwise specified, references in this Credit Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Credit Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                  Section 1.05. EXHIBITS AND SCHEDULES. All Exhibits and Schedules to this Credit Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

                                   ARTICLE II

                  AMOUNT, TERMS AND SECURITY OF THE FACILITIES

                  Section 2.01.  THE CREDIT FACILITY.

                           a.  Subject to the conditions and upon the terms
hereinafter set forth and in accordance with the terms and provisions of the Revolving Credit Note, each Lender severally agrees in the proportions set forth on the Schedule of Lenders' Proportions in Credit Facility, marked Schedule 2.01(a) attached hereto and by this reference incorporated herein and made a part hereof, to fund the BR Acquisition Disbursement and continue the outstanding balance of principal and accrued interest under the Existing Harveys Credit Facility as Funded Outstandings hereunder and to lend and advance Borrowings to Borrowers, on and after the Amendment Effective Date, in the aggregate up to the Maximum Permitted Balance, such amounts as Borrowers may request by Notice of Borrowing duly executed by an Authorized Officer and delivered to Agent Bank from time to time as provided in Section 2.03.

                           b.  Subject to the uses and purposes set forth


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in Section 2.02, on and after the Amendment Effective Date, Borrowers may borrow, repay and reborrow Borrowings up to the Available Borrowings from time to time; provided, however, amounts of Funded Outstandings bearing interest with reference to a LIBO Rate shall be subject to Breakage Charges incident to prepayment to the extent repaid other than on the last day of the Interest Period applicable to such Funded Outstandings. The Credit Facility shall be for a term commencing as of the Closing Date and terminating on the Maturity Date, on which date the Aggregate Outstandings, all unpaid accrued interest thereon and all other amounts owing hereunder shall be fully paid and Bank Facility Termination shall occur. In no event shall any Lender be liable to fund any amounts under the Credit Facility in excess of its respective Syndication Interest in any Borrowing. In the event the Aggregate Outstandings exceed the Maximum Permitted Balance at any time, Borrowers shall immediately cause the Aggregate Outstandings to be reduced by such amount as may be necessary to cause the Aggregate Outstandings to be equal to or less than the Maximum Permitted Balance.

                           c.  Borrowers may voluntarily reduce the Maximum
Permitted Balance from time to time (a "Voluntary Permanent Reduction") on the following conditions:

                                    (i) that each such Voluntary Permanent
                  Reduction be in the minimum amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) and made in writing by an Authorized Officer, effective on the third (3rd) Banking Business Day following receipt by Agent Bank;

                                    (ii) that each such Voluntary Permanent
                  Reduction shall be irrevocable and a permanent reduction to the Maximum Permitted Balance;

                                    (iii) In the event any Voluntary Permanent
                  Reduction reduces the Maximum Permitted Balance to less than the sum of the Aggregate Outstandings, the Borrowers shall immediately cause the Aggregate Outstandings to be reduced by such amount as may be necessary to cause the Aggregate Outstandings to be equal to or less than the Maximum Permitted Balance.

                           d.  INCREASE OF AGGREGATE COMMITMENT.  So long as no
Default or Event of Default has occurred and remains continuing, Borrowers may, by written notice to the Agent Bank and the Lenders, increase the Aggregate Commitment by an additional amount up to One Hundred Million Dollars ($100,000,000.00) (the "Commitment Increase") for a Total


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Commitment of up to the maximum aggregate principal amount of Four Hundred
Thirty-Five Million Dollars ($435,000,000.00), subject to the satisfaction of each of the following conditions precedent ("Commitment Increase Conditions")
(i) the Third Anniversary Date shall not have occurred, (ii) the obligation to fund the Commitment Increase is assumed by a Lender or Lenders then party to this Credit Agreement and/or by a Person or Persons that are Eligible Assignees, in each case acceptable to Borrowers and, in the latter case, reasonably acceptable to the Agent Bank, and in each instance evidenced in writing by execution of an Assumption and Consent Agreement in the form of Exhibit K attached hereto, executed by such assuming Lender or Eligible Assignee, Agent Bank and Borrowers, provided that no Lender shall have any obligation to increase the maximum amount to be funded under its respective Syndication Interest as set forth on the Schedule of Lender's Proportions in Credit Facility in effect as of the Amendment Effective Date, (iii) each such assuming Lender or Eligible Assignee concurrently purchases an amount equivalent to its respective Pro Rata Share of the Funded Outstandings from the Lenders party to the Credit Agreement (and each Lender hereby agrees to sell such a share at par value to such assuming Lender or Eligible Assignee and, in this regard, Borrowers agree to pay any Breakage Charges which may be owing to such selling Lender as a consequence of such sale) that is equivalent to the increased new Pro Rata Share of such assuming Lender or Eligible Assignee after giving effect to the Commitment Increase and such Lender's Syndication Interest in the Total Commitment; (iv) Borrowers pay Agent Bank such fees relating to the Commitment Increase as may be agreed by Borrowers and Agent Bank, together with any amount owing under Section 2.07(c), (v) the Commitment Increase shall not increase the Pro Rata Share of the Aggregate Commitment and the Pro Rata Share of the Funded Outstandings held by any other Lender absent the express written consent of that Lender, and (vi) Borrowers, at Borrowers' expense, shall cause the Title Insurance Policies to be endorsed with an 110.10 or other appropriate endorsements for the purpose of assuring continuing coverage of the Security Documentation insured thereunder as such Security Documentation may be amended or modified, as reasonably determined by Agent Bank, in connection with the Commitment Increase, (vii) the Commitment Increase shall be made on a one-time basis only, (viii) Borrowers cause one or more opinions of counsel to the Borrowers to be delivered to Agent Bank, in each case addressed to the Agent Bank on behalf of itself and each of the Banks, together with their respective successors and assigns, opining as to such matters as are reasonably required by Agent Bank and the Requisite Lenders, (ix) Borrowers shall cause such Commitment Increase to be designated as Designated Senior Debt in the same manner as required for the Bank Facilities in Section 5.27, and (x) Borrowers reimburse Agent Bank for all



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reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Commitment Increase. Giving effect to the Commitment Increase and purchase of Pro Rata Shares of the Funded Outstandings, adjustments shall be made to the Pro Rata Shares of the Lenders in the Total Commitment and the Pro Rata Shares of Funded Outstandings such that the Pro Rata Shares of each Lender in the Total Commitment shall be identical to its Pro Rata Share of the Funded Outstandings. The Agent Bank shall promptly thereafter prepare and circulate to Borrowers and the Banks a revised Schedule of Lenders' Proportions in Credit Facility reflecting the Total Commitment and the revised Pro Rata Shares of the Lenders in the Credit Facility, and such revised Schedule of Lenders' Proportions in Credit Facility shall supersede and replace the then existing Schedule of Lenders' Proportions in Credit Facility.

                  Section 2.02. USE OF PROCEEDS OF THE CREDIT FACILITY. Available Borrowings shall be used for the following purposes:

                           a.  On the Amendment Effective Date for the purposes
of (the "BR Acquisition Disbursement"):

                           (i) continuing the outstanding principal balance
                  under the Existing Harveys Credit Facility as Funded Outstandings under the Credit Facility;

                           (ii) funding a portion of the BR Acquisition
                  Consideration and issuing a letter of credit as required under the BR Purchase Agreement;

                           (iii) paying in full the fees due Agent Bank as set
                  forth in the Fee Side Letter, the costs, fees and expenses of Title Company incurred in connection with the issuance of the Title Endorsements, the costs, fees and expenses of Henderson & Morgan, LLC, attorneys for Agent Bank, and associate counsel and insurance consultants retained by them incurred to the Amendment Effective Date; and

                           (iv) paying other costs, fees, charges and expenses
                  incurred by Borrowers (including, without limitation, legal and investment banking fees and expenses) incurred in connection with the BR Acquisition and the transactions contemplated thereby and hereby.

                           b.  Subsequent to the Amendment Effective Date for
the purposes of providing financing for general corporate purposes, including financing Capital Expenditures, working

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capital requirements and New Venture Investments of the Borrower Consolidation,
paying fees and expenses incurred in connection with the BR Acquisition and paying any portion of the BR Acquisition Consideration payable after the Amendment Effective Date, in each case subject to the terms, covenants and limitations hereinafter set forth.

                  Section 2.03.   NOTICE OF BORROWINGS.

                           a.  An Authorized Officer shall give Agent Bank, no
later than 9:00 a.m. on a Banking Business Day at Agent Bank's office specified in Section 2.07, at least three (3) full Banking Business Days prior written notice in the form of the Notice of Borrowing ("Notice of Borrowing"), a copy of which is marked "Exhibit C", affixed hereto and by this reference incorporated herein and made a part hereof, for each proposed Borrowing to be made with reference to a LIBO Rate and at least one (1) full Banking Business Day prior written notice for all other Borrowings, specifying the date and amount of each proposed Borrowing. Agent Bank shall give prompt notice of each Notice of Borrowing to Lenders of the amount to be funded and specifying the Funding Date. Not later than 11:00 a.m. on the Funding Date specified, each Lender shall disburse to Agent Bank the Pro Rata Share of the amount to be advanced by each such Lender in lawful money of the United States of America and in immediately available funds. Agent Bank shall make the proceeds of such fundings received by it on or before 11:00 a.m. from the Lenders available to Borrowers by depositing, prior to 1:00 p.m. on the day so received (but not prior to the Funding Date), in the Designated Deposit Account maintained with Agent Bank the amounts received from the Lenders. No Borrowing may exceed the Available Borrowings. Each Borrowing to be made with reference to the Base Rate shall be in a minimum amount of One Million Dollars ($1,000,000.00) and in increments of One Hundred Thousand Dollars ($100,000.00). Borrowers shall be entitled to no more than five (5) Borrowings during each calendar month, exclusive of Borrowings made for the sole purpose of funding repayment of a Swingline Advance or L/C Reimbursement Obligation.

                           b.  The failure of any Lender to fund its Pro Rata
Share of any Borrowing on any Funding Date shall neither relieve any other Lender of any obligation hereunder to fund its Pro Rata Share of such Borrowing on such Funding Date nor relieve the Lender which has failed to fund any of its obligations to Borrowers hereunder. No Lender shall be responsible for the failure of any other Lender to fund its Pro Rata Share of such Borrowing on any Funding Date nor shall any Lender be responsible for the failure of any other Lender to perform its respective obligations hereunder. The provisions set forth in Section 10.10(d) shall be applicable to a


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Defaulting Lender to the same extent as if such Defaulting Lender was found to be an Unsuitable Lender.

                  Section 2.04. CONDITIONS OF BORROWINGS. Borrowings, other than Borrowings made at the request of Agent Bank for the purpose of funding repayment of Swingline Outstandings and/or L/C Reimbursement Obligations as hereinafter provided, will only be made so long as Borrowers are in full compliance with each of the requirements and conditions precedent set forth in
Article III B of this Credit Agreement. Provided, however, upon the consent of the Requisite Lenders, Lenders shall advance Borrowings notwithstanding the existence of less than full compliance with the requirements of Article III B and Borrowings so made shall be deemed to have been made pursuant to this Credit Agreement.

                  Section 2.05. THE REVOLVING CREDIT NOTE AND EXERCISE OF INTEREST RATE OPTIONS.

                           a.  The Credit Facility shall be further evidenced by
the Revolving Credit Note payable to the order of Agent Bank on behalf of the Lenders. Agent Bank shall record manually or electronically the date and amount of each Borrowing advanced by the Lenders together with the applicable Interest Period in the case of portions of the unpaid principal under the Credit Facility bearing interest with reference to a LIBO Rate, and the amount of each repayment of principal made thereunder by Borrowers and the entry of such records shall be prima facie evidence as to such matters; provided, however, the failure to make such a record or notation with respect to any Borrowing or repayment thereof, or an error in making such a record or notation, shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Credit Note.

                           b.  Interest shall accrue on the entire outstanding

principal balance at a rate per annum equal to the Base Rate plus the Applicable Margin, unless Borrowers request a LIBOR Loan pursuant to Section 2.03 or elect pursuant to Section 2.05(c) hereinbelow to have interest accrue on a portion or portions of the outstanding principal balance at a LIBO Rate ("Interest Rate Option"), in which case interest on such portion or portions shall accrue at a rate per annum equal to such LIBO Rate plus the Applicable Margin; provided that: (i) each such LIBOR Loan is in a minimum amount of Five Million Dollars ($5,000,000.00) and in minimum increments of One Million Dollars ($1,000,000.00), and (ii) no more than eight (8) LIBOR Loans may be outstanding at any one time. As of the Amendment Effective Date, the Applicable Margin for the Base Rate Loan shall be one and one-half percent (1.50%) and for each LIBOR Loan shall be two and one-half percent (2.50%).


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Interest accrued on each Base Rate Loan shall be due and payable in arrears on the first day of each Fiscal Quarter following the Amendment Effective Date, on the first day of each successive Fiscal Quarter thereafter, and on the Maturity Date. For each LIBOR Loan, interest shall be due and payable in arrears at the end of each Interest Period applicable thereto, but in any event no less frequently than at the end of each three (3) month period during the term of such LIBOR Loan. Agent Bank shall notify HCR in writing five (5) Banking Business Days prior to each payment of interest due herewith, detailing the amount owed and the calculation thereof. Except as qualified above, the outstanding principal balance of the Credit Facility may be a Base Rate Loan or one or more LIBOR Loans, or any combination thereof, as Borrowers shall specify.

                           c.  So long as no Default or Event of Default shall
have occurred and remains continuing, Borrowers may Convert from one Interest Rate Option to another Interest Rate Option or continue an Interest Rate Option for another Interest Period by giving irrevocable notice to Agent Bank of such Conversion or Continuation by 9:00 a.m., on a day which is at least three (3) Banking Business Days prior to the proposed date of such Conversion to or Continuation of each LIBOR Loan or at least one (1) Banking Business Day prior to the proposed date of such Conversion to each Base Rate Loan. Each such notice shall be made by an Authorized Officer by telephone or telex and thereafter immediately confirmed in writing by delivery to Agent Bank of a Continuation/Conversion Notice specifying the date of such Conversion or Continuation, the amounts to be so Converted or Continued and the Interest Period if the Conversion or Continuation is being made with reference to a LIBOR Loan. Upon receipt of such Continuation/Conversion Notice, Agent Bank shall promptly in accordance with such Continuation/Conversion Notice set the applicable interest rate (which in the case of a LIBOR Loan shall be the LIBO Rate plus the Applicable Margin as of the second Banking Business Day prior to the first day of the applicable Interest Period) and the applicable Interest Period if the Conversion or Continuation is being made with reference to a LIBOR Loan and shall confirm the same in writing to Borrowers and Lenders. Each Conversion or Continuation shall be on a Banking Business Day. No LIBOR Loan shall be converted to a Base Rate Loan or renewed on any day other than the last day of the current Interest Period relating to such amounts outstanding unless Borrowers pay any applicable Breakage Charges. All Borrowings advanced at the request of Agent Bank under Sections 2.08 or 2.09 of the Credit Agreement shall bear interest with reference to the Base Rate plus the Applicable Margin, subject to Borrowers' right to Convert such Borrowing to a LIBOR Loan or LIBOR Loans as provided herein. If Borrowers fail to give a Continuation/Conversion Notice for the continuation of a LIBOR


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Loan as a LIBOR Loan for a new Interest Period in accordance with this Section
2.05(c), such LIBOR Loan shall automatically become a Base Rate Loan at the end of its then current Interest Period.

                           d.  Each interest period (each individually an
"Interest Period" and collectively the "Interest Periods") for a LIBOR Loan shall commence on the date such LIBOR Loan is made or the date of Conversion or Continuation of any amount or amounts of the outstanding Borrowings hereunder as a LIBOR Loan, as the case may be, and shall end on the date which is one (1), two (2), three (3) or six (6) months thereafter. However, no Interest Period may extend beyond the Maturity Date. Each Interest Period for a LIBOR Loan shall commence and end on a Banking Business Day. If any Interest Period commences on a date for which there is no corresponding date in the month in which it is scheduled to end, such Interest Period shall end on the last Banking Business Day of such month. If any Interest Period would otherwise expire on a day which is not a Banking Business Day, the Interest Period shall be extended to expire on the next succeeding Banking Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

                           e.  The applicable LIBO Rate and Base Rate shall be
determined by the Agent Bank, and notice thereof shall be given promptly to Borrowers and Lenders. Each determination of the applicable Base Rate and LIBO Rate shall be conclusive and binding upon the Borrowers, in the absence of manifest or demonstrable error. The Agent Bank shall, upon written request of Borrowers or any Lender, deliver to Borrowers or such Lender, as the case may be, a statement showing the computations used by the Agent Bank in determining any rate hereunder.

                           f.  Computation of fees and interest on LIBOR Loans
shall be calculated on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed. Computation of interest on Base Rate Loans shall be calculated on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and the actual number of days elapsed. The applicable Base Rate shall be effective the same day as a change in the Base Rate is announced by WFB as being effective.

                           g.  If with respect to any Interest Period, (a) the
Agent Bank reasonably determines (which determination shall be binding and conclusive on Borrowers) that by reason of circumstances affecting the inter-bank eurodollar market

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adequate and reasonable means do not exist for ascertaining the applicable LIBO
Rate, or (b) Requisite Lenders advise Agent Bank that the LIBO Rate as determined by Agent Bank will not adequately and fairly reflect the cost to such Lenders of maintaining or funding, for such Interest Period, a LIBOR Loan under the Credit Facility, then so long as such circumstances shall continue: (i) Agent Bank shall promptly notify Borrowers thereof, (ii) the Agent Bank shall not be under any obligation to make a LIBOR Loan or Convert a Base Rate Loan into a LIBOR Loan for which such circumstances exist, and (iii) on the last day of the then current Interest Period, the LIBOR Loan for which such circumstances exist shall, unless then repaid in full, automatically Convert to a Base Rate Loan.

                           h.  Notwithstanding any other provisions of the
Credit Agreement, if, after the Amendment Effective Date, any law, rule, regulation, treaty, interpretation or directive (whether having the force of law or not) or any change therein shall make it unlawful for any Lender to make or maintain LIBOR Loans, (i) the commitment and agreement to maintain LIBOR Loans as to such Lender shall immediately be suspended, and (ii) unless required to be terminated earlier, LIBOR Loans as to such Lender, if any, shall be Converted on the last day of the then current Interest Period applicable thereto to Base Rate Loans. If it shall become lawful for such Lender to again maintain LIBOR Loans, then Borrowers may once again as to such Lender request Conversions to the LIBO Rate or LIBOR Loans. During any period of such suspension, such Lender shall make Base Rate Loans.

                           i.  The Borrowers agree that upon written notice by:
(y) Agent Bank or (z) any Lender to the Borrowers (with a copy of such notice concurrently delivered to Agent Bank) to the effect that a promissory note or other evidence of indebtedness is required for such Lender by a Governmental Authority, banking regulatory agency or regulatory audit in order for such Lender to evidence (whether for the purposes of pledge, enforcement or otherwise) the Borrowings owing to, or to be made by, such Lender:

                                    (i) The Borrowers shall promptly execute and
                  deliver to each Lender a promissory note payable to the order of each such Lender (each individually a "Replacement Note" and collectively the "Replacement Notes") in the form of the Revolving Credit Note in the amount of each Lender's respective Syndication Interest in the Credit Facility subject to Scheduled Reductions to be allocated amongst Lenders in accordance with their respective Syndication Interests;

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                                    (ii) The Replacement Notes shall, in the
                  aggregate, fully replace the Revolving Credit Note and each reference to the Revolving Credit Note in this Credit Agreement and each of the Loan Documents shall be deemed to be a collective reference to the Replacement Notes;

                                    (iii) Borrowings, Interest Rate Options,
                  Continuation/Conversion Notices and all other provisions for the disbursement of funds, setting of interest rates and collection of repayments of interest and principal shall continue to be made by Agent Bank as the administrative and collateral agent for the Lenders in the same manner and to the same extent as provided in the Revolving Credit Note and this Credit Agreement as fully applicable to each of the Replacement Notes;

                                    (iv) the Agent Bank, upon the consent of
                  Requisite Lenders, shall cause the Title Insurance Company to issue, at the expense of Borrowers, such endorsements to the Title Insurance Policies as may be reasonably necessary to assure the aggregate obligation evidenced by the Replacement Notes is secured by the Deed of Trust with the same coverage and priority as the obligation evidenced by the Revolving Credit Note; and

                                    (v) Concurrently with the delivery of the
                  Replacement Notes, Agent Bank shall return the original Revolving Credit Note to Borrower marked as superseded and replaced by the Replacement Notes.

                  Section 2.06. SECURITY FOR THE CREDIT FACILITY. In order to provide security for the due and punctual payment and performance of the terms and provisions of this Credit Agreement, the Notes and all of the other Loan Documents, the Security Documentation Amendments shall be executed on or before the Amendment Effective Date by the respective parties to each of the Security Documentation Amendments and recorded and/or filed in each applicable jurisdiction as required by the Closing Instructions.

                  Section 2.07.  PLACE AND MANNER OF PAYMENT.

                           a.  All amounts payable by Borrowers to the Lenders
shall be made to Agent Bank on behalf of Lenders pursuant to the terms of this Credit Agreement and the Notes and shall be made on a Banking Business Day in lawful money of the United States of America and in immediately available funds. Other than in connection with: (i) the Scheduled


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Reductions of principal, or (ii) principal payments which may be required to decrease the Aggregate Outstandings to an amount equal to or less than the Maximum Permitted Balance, Borrowers shall not make repayments ("Principal Prepayments") of the outstanding balance of principal owing under the Revolving Credit Note more frequently than five (5) such Principal Prepayments during each calendar month. Each such Principal Prepayment of a Base Rate Loan shall be in a minimum amount of One Million Dollars ($1,000,000.00) (or, if less, the outstanding principal amount of Base Rate Loans) and in increments of One Hundred Thousand Dollars ($100,000.00) in excess thereof. Each such Principal Prepayment of a LIBOR Loan shall be in a minimum amount of Five Million Dollars ($5,000,000.00) (or, if less, the outstanding principal amount of such LIBOR
Loan) and in increments of One Million Dollars ($1,000,000.00) in excess thereof.

                           b.  All such amounts payable by Borrowers shall
be made to Agent Bank at its office located at Wells Fargo Bank, Syndications Division, 201 Third Street, Eighth Floor, San Francisco, California 94103, or at such other address as may be directed in writing by Agent Bank from time to time. If such payment is received by Agent Bank prior to 11:00 a.m., Agent Bank shall credit Borrowers with such payment on the day so received and shall disburse to the appropriate Lenders on the same day the Pro Rata Share of payments relating to the Credit Facility, in immediately available funds. If such payment is received by Agent Bank after 11:00 a.m., Agent Bank shall credit Borrowers with such payment as of the next Banking Business Day and disburse to the appropriate Lenders on the next Banking Business Day such Pro Rata Share of such payment relating to the Credit Facility, in immediately available funds. Any payment on the Credit Facility made by Borrowers to Agent Bank pursuant to the terms of this Credit Agreement or the Revolving Credit Note for the account of Lenders shall constitute payment to the appropriate Lenders. If the Revolving Credit Note or any payment required to be made thereon or hereunder, is or becomes due and payable on a day other than a Banking Business Day, the due date thereof shall be extended to the next succeeding Banking Business Day and interest thereon shall be payable at the then applicable rate during such extension.

                           c.  Subject to Section 2.07(a), the outstanding
principal owing under the Credit Facility and the Revolving Credit Note may be prepaid at any time in whole or in part without penalty; provided, however, that any portion or portions of the unpaid principal balance which is accruing interest at a LIBO Rate may only be prepaid or repaid on the last day of the applicable Interest Period unless Borrowers give three (3) days prior written notice to Agent Bank and in



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the case of such prepayment or repayment on a date other than the last day of the applicable Interest Period, or in the event of the Commitment Increase any reduction in the Pro Rata Share of Funded Outstandings accruing interest at a LIBO Rate on a date other than the last day of the applicable Interest Period, additionally pay concurrently (or if notice of the amount of such Breakage Charges has not been given as of such prepayment, promptly following reasonable demand therefor) with such prepayment such additional amount or amounts as will compensate Lenders for any losses, costs or expenses which they may incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such LIBOR Loan ("Breakage Charges"). A certificate of a Lender as to amounts payable hereunder shall be conclusive and binding on Borrowers for all purposes, absent manifest or demonstrable error. Any calculation hereunder shall be made on the assumption that each Lender has funded or will fund each LIBOR Loan in the London interbank market; PROVIDED that no Lender shall have any obligation to actually fund any LIBOR Loan in such manner.

                           d.  Unless the Agent Bank receives notice from an
Authorized Officer prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent Bank may assume that the Borrowers have made such payment in full to the Agent Bank on such date in immediately available funds and the Agent Bank may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent Bank, each Lender shall repay to the Agent Bank on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                           e.  If, other than as expressly provided elsewhere

herein, any Lender shall obtain any payment with respect to the Bank Facilities (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Syndication Interest, such Lender shall immediately (i) notify the Agent Bank of such fact, and (ii) purchase from the other Lenders such participations in the Credit Facility as shall be necessary to cause such purchasing Lender to share the excess payment with each of them in proportion to their respective Syndication Interests; PROVIDED, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase



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shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (x) the amount of such paying Lender's required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Agent Bank will keep records (which shall be conclusive and binding in the absence of manifest error) of each participation purchased under this section and will in each case notify the Lenders following any such purchases or repayments.

                  Section 2.08.  THE SWINGLINE FACILITY.

                           a.  Subject to the conditions and upon the terms
hereinafter set forth and in accordance with the terms and provisions of the Swingline Note, Exhibit B affixed hereto, on and after the Closing Date, Swingline Lender agrees to lend and advance Swingline Advances to Borrowers in the amounts and at the times provided below. Notwithstanding anything herein contained to the contrary, however, Borrower shall not be entitled to any Swingline Advances on and after the date which is ten (10) calendar days prior to the Maturity Date.

                           b.  With respect to each proposed Swingline Advance,
an Authorized Officer shall give Swingline Lender written notice in the form of the Notice of Swingline Advance ("Notice of Swingline Advance"), a copy of which is marked "Exhibit E", affixed hereto and by this reference incorporated herein and made a part hereof, to be received by Swingline Lender no later than 12:00 noon on the date for each proposed Swingline Advance specifying the requested amount to be funded or oral notice to be received by Swingline Lender no later than 12:00 noon on such date, to be followed by a duly completed and executed Notice of Swingline Advance no later than 3:00 p.m. on the same date. Swingline Lender shall, on the date for each proposed Swingline Advance, deposit into the Designated Deposit Account in lawful money of the United States of America in immediately available funds such amounts as Borrowers may request; provided, that: (i) after giving effect to such Swingline Advance, the Swingline Outstandings shall not exceed Ten Million Dollars ($10,000,000.00), (ii) the amount requested does not exceed the Available Borrowings, (iii) no Default or Event of Default has occurred and is continuing, and (iv) the conditions precedent set forth in Sections 3.29 and 3.30 shall

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have been satisfied. Within the foregoing limitations, Borrowers may borrow, repay and reborrow under the Swingline Facility. Each Swingline Advance shall be in an integral multiple of One Hundred Thousand Dollars ($100,000.00). Promptly after receipt of each request for a Swingline Advance, Swingline Lender shall obtain telephonic verification from Agent Bank that, giving effect to such request, the amount of such request does not exceed the then Available Borrowings (such verification to be promptly confirmed in writing). Unless notified to the contrary by the Swingline Lender, each repayment of a Swingline Advance shall be in an amount which is an integral multiple of One Hundred Thousand Dollars ($100,000.00), together with the accrued interest thereon. The Swingline Lender shall promptly notify the Agent Bank of the Swingline Outstandings each time there is a change therein.

                           c.  Each Swingline Advance shall bear interest at the
Base Rate plus the Applicable Margin and shall be payable at the times and in the manner set forth below and, in any event, on or before ten (10) days prior to the Maturity Date. Unless otherwise paid, interest accrued on the unpaid balance of Swingline Outstandings shall be paid monthly in arrears on or before the fifth (5th) day following receipt by Borrowers of an invoice from Swingline Lender setting forth the amount of such accrued interest. In the event any Swingline Advance is outstanding for thirty (30) consecutive Banking Business Days or as of the tenth (10th) day prior to the Maturity Date, then on the next Banking Business Day (unless Borrowers have made other arrangements acceptable to the Swingline Lender to pay the Swingline Outstanding in full or to continue such Swingline Outstanding), Borrowers shall request a Borrowing under the Credit Facility in an amount sufficient to pay the applicable Swingline Advance in full, together with all interest accrued thereon. Upon receipt of the amount of the Borrowing from the Lenders, the Agent Bank shall provide such amount to the Swingline Lender for repayment of the applicable Swingline Advance and the balance of the Borrowing, if any, shall be deposited in immediately available funds to the Designated Deposit Account. In the event Borrowers fail to request a Borrowing within the period specified above, Agent Bank shall, without notice to the Borrowers and without regard to any other conditions precedent for the making of Borrowings under the Credit Facility, including, without limitation the remedies set forth in Section 7.02, promptly (but subject to the notice periods for Borrowings set forth in Section 2.03) cause a Borrowing to be made and funded by the Lenders under the Credit Facility in the amount necessary to pay the applicable Swingline Advance in full, together with all interest accrued thereon, to the extent of Available Borrowings, and the Borrowers shall be deemed to have requested such Borrowing and consented to its being made as provided for



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herein.

                           d.  Each Lender's obligation to advance Borrowings in
the proportionate amount of its Syndication Interest in the Credit Facility of any unreimbursed Swingline Outstandings pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to advance a Borrowing in a proportionate amount of such Lender's Syndication Interest of any unreimbursed Swingline Outstandings shall neither relieve any other Lender of its obligation hereunder to advance such Borrowing in the amount of such other Lender's proportionate Syndication Interest of such amount, nor relieve the Lender which has failed to fund of its obligations to Borrowers hereunder. The Borrowers agree to accept the Borrowings for payment of Swingline Outstandings as provided hereinabove, whether or not such Borrowings could have been made pursuant to the terms of Article III B or any other section of this Credit Agreement.

                  Section 2.09.  ISSUANCE OF LETTERS OF CREDIT.

                           a.  Any Authorized Officer of Borrowers may from time

to time following the Closing Date request that a Letter of Credit be issued by delivering to L/C Issuer (with a facsimile copy to the Agent Bank) on a Banking Business Day, at least three (3) Banking Business Days prior to the date of such proposed issuance, an L/C Agreement in L/C Issuer's then standard form (consistent with the terms of the Credit Agreement), completed to the satisfaction of L/C Issuer and such other certificates as the L/C Issuer may reasonably request; provided, however, that no Letter of Credit shall be issued if (a) any Default or Event of Default has occurred and remains continuing, or
(b) the Stated Amount of the requested IWRA Letter of Credit exceeds Fifty Million Dollars ($50,000,000.00), or (c) after giving effect to the issuance thereof, the aggregate Stated Amount of outstanding Letters of Credit, exclusive of the IWRA Letter of Credit, would exceed Five Million Dollars ($5,000,000.00), or (d) after giving effect to the issuance thereof, the aggregate Stated Amount of all outstanding Letters of Credit would exceed Fifty-Five Million Dollars ($55,000,000.00), or (e) the Stated Amount of the requested Letter of Credit exceeds the Maximum Availability. Each Letter of Credit shall be issued by the L/C Issuer on the Banking Business Day specified in the Borrowers' application therefor. Each request for a Letter of Credit and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication New 1994 Revision No. 500, or any successor publication then in effect. Each Letter of Credit will be issued for a term not greater than one (1) year (and may include any provision for automatic renewal, subject to the



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payment of any applicable L/C Fee for such renewal period); provided, however, in no event shall any Letter of Credit have a Stated Expiry Date later than thirty (30) days prior to the Maturity Date. Promptly after receipt of each request for the issuance of a Letter of Credit and immediately prior to the issuance thereof, L/C Issuer shall obtain telephonic verification from Agent Bank that the amount of such request does not exceed the then Available Borrowings. The L/C Issuer shall promptly notify the Agent Bank of the aggregate L/C Exposure of outstanding Letters of Credit each time there is a change therein.

                           b.  Upon presentation of a draft drawn under any
Letter of Credit, L/C Issuer shall promptly notify the Agent Bank and Borrowers of the amount under such draft and the date upon which such draft is to be funded. On or before two (2) Banking Business Days following such notice (unless Borrowers have made other arrangements acceptable to the L/C Issuer to pay the amount of such draft in full), Borrowers shall request a Borrowing under the Credit Facility in an amount sufficient to pay the amount of such draft in full. The Agent Bank, upon receipt of such funds from the Lenders, shall automatically provide such amount to the L/C Issuer for payment of the amount of such draft and the balance of the Borrowing shall be deposited in immediately available funds to the Designated Deposit Account. In the event Borrowers fail to advance to L/C Issuer the amount of such draft from Borrowers' available funds or request a Borrowing within two (2) Banking Business Days from receipt of the notice as specified above, on the third (3rd) Banking Business Day following Agent Bank's receipt of such notice, Agent Bank shall, without notice to or consent of the Borrowers and without regard to any other conditions precedent for the making of Borrowings under the Credit Facility, including, without limitation the remedies set forth in Section 7.02, cause (subject to the notice periods for Borrowings set forth in Section 2.03) a Borrowing to be made and funded by the Lenders under the Credit Facility in the amount necessary to pay the amount of such draft in full. Upon the occurrence and continuance of any Event of Default, L/C Issuer shall, without prior notice or further authorization or consent of Borrowers whatsoever, be authorized to immediately cause the Cash Collateral Account to be established and funded by Lenders with a Borrowing advanced to Agent Bank equal to the aggregate amount of the L/C Exposure then outstanding. All amounts held by L/C Issuer in the Cash Collateral Account shall be held as security for the repayment of any L/C Reimbursement Obligation thereafter arising pursuant to the terms of the L/C Agreement(s) and the Cash Collateral Pledge Agreement. Borrowings advanced by Lenders to pay drafts drawn upon or to secure repayment of the L/C Exposure under Letters of Credit pursuant to this subsection shall: (i) constitute Borrowings



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under the Credit Facility, (ii) initially be Base Rate Loans and (iii) be subject to all of the provisions of this Credit Agreement concerning Borrowings under the Credit Facility, except that such Borrowings shall be made upon demand of the Agent Bank as set forth above rather than upon Notice of Borrowing by Borrowers and shall be made, notwithstanding anything in this Credit Agreement to the contrary, without regard to any other conditions precedent to the making of Borrowings under the Credit Facility and notwithstanding any Default or Event of Default thereunder. All amounts paid by L/C Issuer on a draft drawn under any Letter of Credit which has not been funded or concurrently reimbursed by Borrowers or through a Borrowing as provided hereinabove, shall bear interest at the Base Rate plus the Applicable Margin per annum until repaid or reimbursed to L/C Issuer.

                           c.  Each Lender's obligation to advance Borrowings in
the proportionate amount of its Syndication Interest in the Credit Facility of any unreimbursed amounts outstanding under any Letter of Credit pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to advance a Borrowing in a proportionate amount of such Lender's Syndication Interest of any unreimbursed amounts outstanding under a Letter of Credit will not relieve any other Lender of its obligation hereunder to advance such Borrowing in the amount of such other Lender's proportionate Syndication Interest of such amount, nor relieve the Lender which has failed to fund of its obligations to Borrowers hereunder. The Borrowers agree to accept the Borrowings for payment of Letters of Credit as provided hereinabove, whether or not such Borrowings could have been made pursuant to the terms of Article III B or any other section of this Credit Agreement.

                           d.  Letters of Credit shall be used and issued for
the benefit of Borrowers for the general corporate purposes of Borrowers, or any of them, relating to the Hotel/Casino Facilities or any New Venture, including, without limitation, the BR Acquisition.

                           e.  On the Closing Date, each Letter of Credit issued
and outstanding under the Existing Harveys Credit Agreement in accordance with its terms shall be deemed for all purposes to be issued and outstanding hereunder, and each Lender shall be deemed to have a risk participation therein pursuant to the terms of this Section 2.09. Each such issued and outstanding Letter of Credit is detailed on the Schedule of Outstanding Letters of Credit attached hereto as Schedule 2.09(e).


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                  Section 2.10.  FEES.

                           a.  On the Amendment Effective Date and on each
other applicable date, Borrowers shall pay the fees as required in the Fee Side Letter, the obligation for which shall be and is hereby assumed by Borrowers, each of such fees to be retained by Agent Bank or distributed to Lenders as agreed between Agent Bank and each Lender.

                           b.  Borrowers shall pay a quarterly nonusage fee (the
"Commitment Fee") to the Agent Bank for the account of Lenders based on the Leverage Ratio, calculated as of each Fiscal Quarter end following the Amendment Effective Date with reference to the Borrower Consolidation, to determine the applicable Commitment Percentage determined as set forth in Table Two of the definition of Applicable Margin. As of the Amendment Effective Date, the Commitment Percentage shall be one-half of one percent (0.50%).

                  The Commitment Fee shall commence to accrue on the Amendment Effective Date and shall be calculated as the product of (i) the applicable Commitment Percentage multiplied by (ii) the daily average of the Maximum Permitted Balance less the daily average of the Funded Outstandings and less the daily average of the aggregate L/C Exposure computed on the basis of a three hundred sixty (360) day year based on the number of actual days elapsed. Each Commitment Fee shall be payable in arrears on a quarterly basis on or before the first (1st) day of the third (3rd) month following each applicable Fiscal Quarter end and upon Bank Facility Termination. Each Commitment Fee shall be promptly distributed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility, as in effect from time to time during each applicable Fiscal Quarter.

                           c.  Other than with respect to the Letters of Credit
set forth in Schedule 2.09(e), Borrowers shall pay a letter of credit issuance fee to the L/C Issuer ("L/C Fee") in an amount equal to the daily average of the L/C Exposure of each Letter of Credit multiplied by two percent (2.0%) with reference to the IWRA Letter of Credit and multiplied by two and one-quarter percent (2.25%) with respect to each other Letter of Credit, in each case calculated on a per annum basis for the number of days each such Letter of Credit is issued and outstanding during each Fiscal Quarter, payable in arrears on a quarterly basis on or before the first (1st) day of each Fiscal Quarter and upon the Stated Expiry Date of each such Letter of Credit. From each L/C Fee (other than the L/C Fees collected with respect to the IWRA Letter of Credit), one-quarter of one percent (.25%) of the daily average of the L/C Exposure of each such Letter of Credit, calculated on a per


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annum basis as provided hereinabove, shall be retained by L/C Issuer for its own account from each quarterly payment received as provided hereinabove, and the balance of each L/C Fee shall be promptly distributed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility, as in effect from time to time during each applicable Fiscal Quarter. All L/C Fees paid by Borrowers are nonrefundable.

                  Section 2.11.  INTEREST ON OVERDUE AMOUNTS AND DEFAULT RATE.

                           a.  If any payment due under the Revolving Credit
Note is not paid within one (1) Banking Business Day after receipt by Borrowers of written notice of such nonpayment from Agent Bank, Borrowers promise to pay a late charge in the amount of three percent (3%) of the amount of such delinquent payment and Agent Bank need not accept any late payment made unless it is accompanied by such three percent (3%) late payment charge. Any late charge shall be paid to Lenders in proportion to their respective Syndication Interests.

                           b.  In the event of the existence of an Event of
Default, commencing on the first (1st) Banking Business Day following the receipt by Borrowers of written notice of the occurrence of such Event of Default from Agent Bank, the total of the unpaid balance of the principal and the then accrued and unpaid interest owing under the Notes shall collectively commence accruing interest at a rate equal to two percent (2.0%) over the Base Rate (the "Default Rate") until such time as all payments and additional interest are paid, together with the curing of any Events of Default which may exist, at which time the interest rate shall revert to that rate of interest otherwise accruing pursuant to the terms of the Notes.

                           c.  In the event of the occurrence and continuance of
an Event of Default, Borrowers agree to pay all reasonable costs of collection, including a reasonable attorneys' fee and costs, at the time of the payment of such sum of money to the Agent Bank and/or the performance of such acts as may be required to cure such Event of Default. In the event legal action is commenced for the collection of any sums owing hereunder or under the terms of the Revolving Credit Note the Borrowers agree that any judgment issued as a consequence of such action against Borrowers and/or any Subsidiary Guarantor shall bear interest at a rate equal to the Default Rate until fully paid.

                  Section 2.12. NET PAYMENTS. All payments under this Credit Agreement, the Revolving Credit Note, the Swingline Note and/or a L/C Reimbursement Obligation shall be made without



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set-off, counterclaim, recoupment or defense of any kind and in such amounts as may be necessary in order that all such payments, after deduction or withholding for or on account of any future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by the United States or any Governmental Authority, other than franchise taxes or any tax on or measured by the gross receipts or overall net income of any Lender pursuant to the income tax laws of the United States or any State, or the jurisdiction where each Lender's principal office is located (collectively "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Credit Agreement and the Revolving Credit Note. Each Lender that is a foreign Person (i.e., a Person other than a United States Person for Federal income tax purposes) shall deliver to Borrowers through Agent Bank, no later than the Closing Date (or if such Lender becomes a party to this Credit Agreement after the Closing Date, the date upon which a Lender becomes a party hereto), a complete and correct signed original Internal Revenue Service ("IRS") Form 4224 (or any successor thereto) or IRS Form 1001 (or any successor thereto) indicating that such Lender is on the date of delivery thereof entitled to receive all payments under this Credit Agreement free from withholding of United States Federal income tax and shall deliver updated or corrected Forms 4224 or 1001 to Borrowers to the extent and in the manner required under the United States tax law. Borrower shall not be required to pay any additional amounts under this Section 2.12 as a result of (i) a Lender's failure to comply with the requirements under this Section 2.12 or (ii) a Lender's failure to qualify for a full reduction or exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrowers hereunder for any reason other than a change in the United States tax law, any applicable tax treaty or the official interpretation thereof, in each case, after the delivery of Form 4224 or 1001, as the case may be.

                  A certificate as to any additional amounts payable to the Lenders under this Section 2.12 submitted to the Borrowers by the Lenders shall certify that such payments were actually incurred by the applicable Lenders and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. Any amounts payable by the Borrowers under this Section 2.12 with respect to past payments shall be due within ten
(10) days following receipt by the Borrowers of such certificate from the Lenders; any such amounts payable with respect to future payments shall be due within ten (10) days after demand with such future payments. With respect to each deduction or withholding for or on account of any Taxes, the Borrowers shall promptly furnish to the Lenders such certificates, receipts and other documents


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as may be required (in the reasonable judgment of the Lenders) to establish any tax credit to which the Lenders may be entitled.

                  Section 2.13. INCREASED COSTS. If after the Amendment Effective Date hereof the adoption of, or any change in, any applicable law, rule or regulation (including without limitation Regulation D of the Board of Governors of the Federal Reserve System and any successor thereto), or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any future request or future directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency:

          a. Shall subject any Lender to any duty or other charge (except with respect to any taxes imposed by the United States or any foreign country (including any political subdivisions or agencies thereof)) with respect to the Credit Facility, the Revolving Credit Note, the Swingline Note and/or a L/C Reimbursement Obligation or such Lender's obligation to make any funding of the Credit Facility; or

          b. With respect to the Bank Facilities or the obligation of the Lenders to advance Borrowings under the Credit Facility, or to issue or participate in Letters of Credit under the L/C Facility, shall impose, modify or deem applicable any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit, capitalization, capital adequacy or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender;

and the result of any of the foregoing, as set forth in subsections (a) or (b) above is to increase the cost to (or in the case of Regulation D or reserve requirements referred to above or a successor thereto, to impose a cost on) such Lender of making or maintaining the Credit Facility, or to reduce the amount of any sum or rate of return received or receivable by such Lender under the Revolving Credit Note, then within ten (10) days after demand by such Lender (which demand shall be accompanied by a certificate setting forth the basis of such demand), the Borrowers shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost (or in the case of Regulation D or reserve requirements referred to above or a successor thereto, such costs which may be imposed upon such Lender) or such reduction of any sum or rate of return received or receivable under the Revolving Credit Note. A certificate as to any additional amounts payable to any Lender under this Section 2.13 submitted


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to the Borrowers by such Lender shall certify that such amounts were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest or demonstrable error. Each Lender agrees to use its reasonable efforts not materially disadvantageous to it (in its reasonable determination) to minimize such increased or imposed costs or such reduction.

                  Section 2.14. MITIGATION; EXCULPATION; REPLACEMENT LENDER.

          a. Each Lender agrees that it will promptly notify the Borrowers in writing upon its becoming aware that any payments are to become due to it under this Credit Agreement pursuant to Section 2.12 or 2.13. Each Lender further agrees that it will use reasonable efforts not materially disadvantageous to it (in its reasonable determination) in order to avoid or minimize, as the case may be, the payment by the Borrowers of any additional amounts pursuant to Section
2.12 or 2.13. Each Lender represents, to the best of its knowledge, to the Borrowers that as of the Amendment Effective Date no such amounts are payable to it.

          b. Borrowers shall not be liable to any Lender for any payments under Section 2.12 or 2.13 arising to the extent of such Lender's gross negligence or wilful misconduct or breach of any laws (other than as a result of Borrowers' or Subsidiary Guarantor's breach), or for amounts which were incurred more than ninety (90) days prior to the date Borrowers are notified of the incurrence of such amount. Each Bank shall be entitled to be compensated for amounts pursuant to Section 2.12 and 2.13 only to the extent such Bank makes the same demands for compensation from all of its other customers facing the same or similar circumstances.

          c. In the event that (x) any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make loans or fund Borrowings, including but not limited to, Borrowings to be made pursuant to Section 2.05,
2.08 and 2.09 or (y) any Lender makes demand for compensation pursuant to
Section 2.12 or Section 2.13, the Borrower shall have the right to request a replacement Lender for such Lender and (a) Agent Bank shall use its best efforts to find such a replacement Lender which shall acquire all of such Lender's Syndication Interest pursuant to Section 10.01, (b) Borrowers shall have the right to make a Voluntary Reduction in the amount necessary to reduce the Aggregate Commitment by the amount of the Syndication Interest held by such Lender (without any penalties, including any Breakage Charges) until a replacement Lender, if any, commits to acquire the Syndication Interest of


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such Lender, at which time the Aggregate Commitment shall be increased by the amount of such Voluntary Reduction (any payments required in connection with such Voluntary Reduction shall be made to such Lender and not on a pro rata basis to all Lenders), and (c) upon full payment of all outstanding amounts of principal and interest owing it, such Defaulting Lender shall execute such documents as may be required by Agent Bank or Borrowers to evidence the termination of its Syndication Interest in the Credit Facility.

                                   ARTICLE III

           REQUIREMENTS FOR THE OCCURRENCE OF THE AMENDMENT EFFECTIVE
                             DATE AND ALL BORROWINGS

     A. CLOSING AND FUNDING CONDITIONS. The obligation of each of the Banks to fund the BR Acquisition Disbursement hereunder is subject to the following requirements having been received by Agent Bank, in each case in form and substance reasonably satisfactory to Agent Bank, or in the case of an occurrence, action or event, the occurrence of each of the following on or before the respective dates indicated below:

                  Section 3.01. CREDIT AGREEMENT. On or before the Amendment Effective Date, executed counterparts of this Credit Agreement in sufficient duplicate originals for Borrowers and each of the Banks shall be executed by Borrowers and Banks and delivered to Agent Bank.

                  Section 3.02. THE NOTES.

          a. On or before the Amendment Effective Date, the Revolving Credit Note duly executed by the Borrowers in favor of Agent Bank shall be delivered to Agent Bank.

          b. On or before the Amendment Effective Date, the Swingline Note duly executed by the Borrowers in favor of Swingline Lender shall be delivered to Swingline Lender.

                  Section 3.03. SECURITY DOCUMENTATION. On or before the Amendment Effective Date, the Security Documentation Amendments described below, duly executed by each applicable Borrower or other party thereto, shall be delivered to Agent Bank:

          a.   First Amendment to Tahoe Deed of Trust;

          b.   First Amendment to California Deed of Trust;

          c.   First Amendment to Trademark Security Agreement;


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          d.   First Amendment to Iowa Mortgage;

          e.   Second Amendment to Iowa Ship Mortgage;

          f.   First Amendment to Colorado Deed of Trust;

          g. Irrevocable Stock Power of all issued and outstanding stock of HBR;

          h. Irrevocable Stock Power of all issued and outstanding stock of HBRMC;

          i.   First Amendment to HCR Security Agreement;

          j.   First Amendment to HCR Security Agreement and Stock Pledge;

          k.   Bluffs Run Mortgage;

          l.   Bluffs Run Financing Statements;

          m.   Bluffs Run Assignment of Spaceleases, Contracts, Rents and
Revenues;

          n.   Bluffs Run Assignment of Permits, Licenses and Contracts;

          o.   Assignment of BR Management Agreement;

          p.   Assignment of BR Master Lease and Purchase Agreement;

          q.   Assignment of BR Billboard Lease;

          r.   Assignment of Iowa Sponsorship Agreement; and

          s.   Iowa Financing Statement Amendments.

                  Section 3.04. OTHER LOAN DOCUMENTS.  The following
Loan Documents duly executed by each applicable Borrower and any other applicable party thereto, consisting of the following shall be delivered or caused to be delivered to Agent Bank on or before the Amendment Effective Date:

          a.   Environmental Certificate;

          b.   Reaffirmation of Park Cattle Lease Estoppel Certificate;


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          c.   Reaffirmation of Tahoe Green Belt Lease Estoppel Certificate;

          d.   Reaffirmation of California Green Belt Lease Estoppel
Certificate;

          e.   Second Reaffirmation of Hard Rock Subordination Agreement;

          f.   Second Reaffirmation of Friendship Master Lease Estoppel
Certificate;

          g.   Second Reaffirmation of Friendship Sublease Estoppel Certificate;

          h. Second Reaffirmation of Westwood Subordination, Non-Disturbance and Attornment Agreement;

          i.   BR Master Lease Subordination and Nondisturbance Agreement; and

          j.   Iowa Sponsorship Agreement Estoppel Certificate.

                  Section 3.05. ARTICLES OF INCORPORATION, BYLAWS, CORPORATE RESOLUTION, CERTIFICATE OF GOOD STANDING AND CLOSING CERTIFICATE. Agent Bank shall have received from each of the Borrowers on or before the Amendment Effective Date: (i) a Certificate of Good Standing each issued by the Secretary of State of the State of Nevada (together with a Certificate of Good Standing as a foreign corporation issued by the Colorado Secretary of State with respect to HCCMC and the Iowa Secretary of State with respect to HIMC, HBR and HBRMC) and together with a "Long Form Good Standing Certificate" with respect to HCR issued by the Nevada Secretary of State, and each dated within thirty (30) calendar days of the Closing Date, (ii) a copy of the respective articles of incorporation and by-laws certified as of the Amendment Effective Date to be true, correct and complete by a duly Authorized Officer of each of the Borrowers, respectively, (iii) an original Certificate of Corporate Resolution and Certificate of Incumbency executed by the Secretary of each of the Borrowers and attested to by its respective President, Vice President, or Treasurer authorizing each such Borrower to enter into all documents and agreements to be executed by it pursuant to this Credit Agreement and further authorizing and empowering the officer or officers who will execute such documents and agreements with the authority and power to execute such documents and agreements on behalf of each respective corporation, (iv) designation by corporate resolution and an original certificate ("Authorized Officer Certificate"), substantially in the form of the Authorized


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Officer Certificate marked "Exhibit H", affixed hereto and by this reference incorporated herein and made a part hereof, of the officers of Borrowers who are authorized to give Notices of Borrowing, Continuation/Conversion Notices, Pricing Certificates, Compliance Certificates, Notices of Swingline Advances, request for the issuance of Letters of Credit and all other notices, requests, reports, consents, certifications and authorizations on behalf of the Borrowers (each individually an "Authorized Officer" and collectively the "Authorized Officers"), and (v) an original closing certificate ("Closing Certificate"), substantially in the form of the Closing Certificate marked "Exhibit I", affixed hereto and by this reference incorporated herein and made a part hereof, duly executed by each of the Borrowers.

                  Section 3.06. OPINIONS OF COUNSEL. One or more opinions of counsel to the Borrowers and addressed to the Agent Bank and each of the Banks, together with their respective successors and assigns, substantially in the form of the legal opinions marked "Exhibit J", affixed hereto and by this reference incorporated herein and made a part hereof, dated as of the Amendment Effective Date.

                  Section 3.07. TITLE INSURANCE POLICIES. On or before the Amendment Effective Date:

          a. The Tahoe Title Endorsements to the Existing Tahoe Title Insurance Policy (or proforma commitment for the issuance thereof) together with such re-insurance requirements as set forth in the Tahoe Amendment Closing Instructions.

          b. The Iowa Title Endorsements to the Existing Iowa Title Insurance Policy (or proforma commitment for the issuance thereof) together with such re-insurance requirements as set forth in the Iowa Amendment Closing Instructions.

          c. The Colorado Title Endorsements to the Existing Colorado Title Insurance Policy (or proforma commitment for the issuance thereof) together with such re- insurance requirements as set forth in the Colorado Amendment Closing Instructions.

          d. The Bluffs Run Title Insurance Policy (or proforma commitment for the issuance thereof), together with such reinsurance requirements as set forth in the Bluffs Run Closing Instructions.

                  Section 3.08. SURVEY. In the event any Title Company requires a survey as a condition of issuing the applicable Title Endorsements consistent with the applicable


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Closing Instructions, subject to exceptions approved by Agent Bank prior to the
Amendment Effective Date, a current boundary and location survey for each of the applicable Collateral Properties, which must (i) be certified to Agent Bank and the applicable Title Insurance Company, (ii) show each of the applicable Collateral Properties to be free of material encroachments, overlaps, and other survey defects, (iii) show the courses and distances of the boundary lines for each of the applicable Collateral Properties, (iv) show that all existing or to be constructed improvements are located within said boundary lines, and (v) show the location of all above and below ground easements, improvements, appurtenances, utilities, rights-of-way, water rights, if any, and ingress and egress, by reference to book and page numbers and/or filed map reference, to the extent possible.

                  Section 3.09. PAYMENT OF TAXES. On or before the Amendment Effective Date, evidence satisfactory to Agent Bank that all past and current real and personal property taxes and assessments which are presently due and payable applicable to the Collateral Properties, except those being contested in good faith, have been paid in full.

                  Section 3.10. INSURANCE. On or before the Amendment
Effective Date, copies of the declaration pages of each of the insurance policies certified to be true and correct by an Authorized Officer of the Borrowers, together with original binders evidencing Borrowers as named insured, and original certificates of insurance, loss payable and mortgagee endorsements naming Agent Bank as mortgagee, loss payee and additional insured, as required by the applicable insurance provisions set forth in Section 5.09 of this Credit Agreement.

                  Section 3.11. PAYMENT OF ACCRUED INTEREST AND FEES
UNDER EXISTING HARVEYS CREDIT AGREEMENT. On the Amendment Effective Date, all unpaid accrued interest and fees under the Existing Harveys Credit Agreement (including commitment fees pro rated to the Amendment Effective Date) shall be fully paid.

                  Section 3.12. REIMBURSEMENT FOR EXPENSES AND FEES. On or before the Amendment Effective Date: (i) reimbursement by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Credit Facility, including, but not limited to, escrow charges, title insurance premiums, environmental examinations, recording fees, appraisal fees, reasonable attorney's fees of Henderson & Morgan, LLC and gaming, California, Colorado, Iowa and maritime co-counsel retained by Henderson & Morgan, LLC, insurance consultant fees, and all other like fees and expenses remaining unpaid as of the Amendment Effective Date to the extent then due and payable and appropriately invoiced on the Amendment Effective Date,


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provided that the amount then invoiced shall not thereafter preclude Borrowers'
obligation to pay such costs and expenses relating to the Credit Facility following the Amendment Effective Date or to reimburse Agent Bank for the payment thereof, and (ii) payment by Borrowers to Agent Bank of the fees required in the Fee Side Letter as provided in Section 2.10(a).

                  Section 3.13. SCHEDULES OF SPACELEASES AND EQUIPMENT LEASES AND CONTRACTS. On or before the Amendment Effective Date, a Schedule of Spaceleases (Schedules 4.18(A) through (D)) and Equipment Leases and Contracts (Schedules 4.19(A) through (D)) in each instance setting forth the name of the other party thereto, a brief description of each spacelease providing for the payment of One Hundred Thousand Dollars ($100,000.00), or more, per year, equipment lease and contract providing for the payment of Fifty Thousand Dollars ($50,000.00), or more, per year and the commencement and ending date thereof.

                  Section 3.14. LEASES. On or before the Amendment
Effective Date:

          a. A true and correct copy of the Park Cattle Lease, Tahoe Greenbelt Lease, California Greenbelt Lease and Hard Rock Lease and of all amendments and modifications to any of such instruments; and

          b. A true and correct copy of the Westwood Lease, Friendship Master Lease and Friendship Sublease and of all amendments and modifications to any of such instruments.

                  Section 3.15. BR ACQUISITION DOCUMENTATION. On or before the Amendment Effective Date:

          a. A true and correct copy of the Purchase Agreement, together with all amendments and modifications thereto;

          b. Written evidence, to the reasonable satisfaction of Agent Bank, that concurrently with the advance of the BR Acquisition Disbursement, HBR will receive fee title to the Bluffs Run Real Property, leasehold title under the BR Billboard Lease and the BR Print Shop Lease and ownership of the remaining BR Purchase Property;

          c. A true and correct copy of the BR Master Lease, together with written evidence to the reasonable satisfaction of Agent Bank that such BR Master Lease shall be fully effective and enforceable in all respects concurrently with the advance of the BR Acquisition Disbursement;


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          d.   A true and correct copy of the BR Management Agreement, together with written evidence to the reasonable satisfaction of Agent Bank that such BR Management Agreement shall be fully effective and enforceable in all respects concurrently with the advance of the BR Acquisition Disbursement;

          e. A true and correct copy of the Iowa Sponsorship Agreement, together with written evidence to the reasonable satisfaction of Agent Bank that such Iowa Sponsorship Agreement shall be fully effective and enforceable in all respects concurrently with the advance of the BR Acquisition Disbursement;

          f. Written evidence, to the reasonable satisfaction of Agent Bank, that each of the remaining conditions for the BR Closing as contained in the Purchase Agreement have occurred or will occur concurrently with the advance of the BR Acquisition Disbursement.

                  Section 3.16. ENVIRONMENTAL REPRESENTATIONS. On or before the Amendment Effective Date, Borrower shall confirm that the representations contained in Sections 2.1 and 2.2 of the Environmental Certificate are true and correct in all material respects with respect to each of the Hotel/Casino Facilities.

                  Section 3.17. EVIDENCE OF RIGHT TO OCCUPANCY OF
HOTEL/CASINO FACILITIES. As of the Amendment Effective Date, the Borrower Consolidation shall have the right to use and hold open for the use and occupancy of the public of each of the Hotel/Casino Facilities.

                  Section 3.18. REGULATORY APPROVALS, PERMITS, CONSENTS, ETC.. On or before the Amendment Effective Date, copies of those material permits, approvals or consents by all Governmental Authorities permitting the use and operation of the Hotel/Casino Facilities, together with all supporting documents and materials, reasonably requested by Agent Bank at least three (3) Banking Business Days prior to the Amendment Effective Date. On or before the Amendment Effective Date, a copy of each necessary approval of or other consent to this Credit Agreement, Notes and the BR Acquisition by each of the applicable Gaming Authorities.

                  Section 3.19. RESTRICTED SUBSIDIARIES STOCK. On the Amendment Effective Date, original stock certificates of HCCMC, HTMC, HCRSC, HIMC, HBR and HBRMC shall be in the possession of or delivered to Agent Bank on behalf of Lenders pursuant to the HCR Stock Pledges.


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                  Section 3.20. SCHEDULE OF ALL SIGNIFICANT LITIGATION. On or
before the Amendment Effective Date, a Schedule of Significant Litigation (Schedule 3.20), involving any member of the Borrower Consolidation, in each instance setting forth the names of the other parties thereto, a brief description of such litigation, whether or not such litigation is covered by insurance and, if so, whether the defense thereof and liability therefor has been accepted by the applicable insurance company indicating whether such acceptance of such defenses is with or without a reservation of rights, the commencement date of such litigation and the amount sought to be recovered by the adverse parties thereto or the amount which is otherwise in controversy.

                  Section 3.21. FINANCIAL STATEMENTS. On or before the Amendment Effective Date, audited financial statements of HCR, on a consolidated and consolidating basis, for the last Fiscal Year for which such financial statements are available, together with a statement from the Chief Financial Officer of HCR to the effect that no Material Adverse Change has occurred with respect to the Borrowers since the date of the financial statements most recently given to Agent Bank.

                  Section 3.22. NO INJUNCTION OR OTHER LITIGATION. As of the Amendment Effective Date, no law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and no litigation shall be pending or threatened which in the reasonable judgment of the Agent Bank would or would reasonably be expected to, enjoin, prohibit, limit or restrain the occurrence of the BR Acquisition or the execution and delivery of this Credit Agreement or the making of the Base Rate Loans or the LIBOR Loans or the performance by the Borrowers of any other obligations in respect thereof or the ability of the Borrowers to conduct their business substantially as presently conducted.

                  Section 3.23. ADDITIONAL DOCUMENTS AND STATEMENTS. On or before the Amendment Effective Date, such additional documents, affidavits, certificates and opinions as Lenders may reasonably require to insure compliance with this Credit Agreement. The statements set forth in Section 3.26 shall be true and correct.

                  Section 3.24. OCCURRENCE OF BR ACQUISITION. As of the Amendment Effective Date, the BR Acquisition shall have occurred and HBRMC shall have the authority to manage, control and operate the Bluffs Run Facility pursuant to the BR Management Agreement.

     B. CONDITIONS PRECEDENT TO ALL BORROWINGS. The obligation of each Lender and Agent Bank to make any Borrowing


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requested to be made on any Funding Date, except Borrowings made upon the demand of Agent Bank for the purpose of funding repayment of Swingline Outstandings and/or L/C Reimbursement Obligations, is subject to the occurrence of each of the following conditions precedent as of such Funding Date:

                  Section 3.25. NOTICES OF BORROWING. With respect to each Borrowing, the Agent Bank shall have received in accordance with Section 2.03 on or before such Funding Date an original and duly executed Notice of Borrowing or facsimile copy thereof, to be promptly followed by an original.

                  Section 3.26. CERTAIN STATEMENTS. On each such Funding Date and as of the Amendment Effective Date the following statements shall be true and correct:

          a. The representations and warranties made by the Borrowers contained in Article IV hereof or in any of the Loan Documents (other than representations and warranties which expressly speak only as of a different date which shall be true and correct as of such date) are true and correct on and as of the Funding Date and as of the Amendment Effective Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by this Credit Agreement or by any other Loan Document, or which is otherwise consented to by Agent Bank upon the approval of Requisite Lenders;

          b. The representations and certifications contained in the Environmental Certificate are true and correct in all material respects (other than representations and warranties which expressly speak only as of a different date which shall be true and correct as of such date);

          c. Since the date of the most recent financial statements referred to in Sections 3.21 and 5.08, no Material Adverse Change shall have occurred; and

          d. No event has occurred or as a result of any Borrowings contemplated hereby would occur and is continuing, or would result from the making thereof, which constitutes a Default or Event of Default hereunder.

                  Section 3.27. GAMING PERMITS. The Borrower Consolidation shall have all Gaming Permits material to or required for the conduct of the gaming businesses and the conduct of games of chance at the Hotel/Casino Facilities (it being understood and agreed that the Gaming Permits relating to the Bluffs Run Facility will be held by IWRA) and such Gaming Permits shall not then be suspended, enjoined or prohibited


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(for any length of time) by any Gaming Authority or any other Governmental
Authority.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     To induce Banks to enter into this Credit Agreement, Borrowers make the following representations and warranties as of the Amendment Effective Date:

                  Section 4.01. ORGANIZATION; POWER AND AUTHORIZATION.

          a. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each Borrower (i) has all requisite power, authority and legal right to execute and deliver each document, agreement or certificate to which it is a party or by which it is bound in connection with the Bank Facilities, to consummate the transactions and perform its obligations hereunder and thereunder, and to own its properties and assets and to carry on and conduct its business as presently conducted or proposed to be conducted, (ii) has taken all necessary action to authorize the execution, delivery and performance by it of this Credit Agreement and the other Loan Documents to which it is a party or by which it is bound and to consummate the transactions contemplated hereunder and thereunder and (iii) is duly qualified as a foreign corporation, and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license and where the failure to so qualify and be licensed (other than with respect to the Gaming Permits) would result in a Material Adverse Change.

          b. Each Restricted Subsidiary, when formed: (i) is a corporation, limited partnership, limited liability company or general partnership duly formed, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties and assets makes such qualification necessary where the failure to so qualify would result in a Material Adverse Change and has all requisite power and authority to conduct its business and to own and lease its properties and assets, and (ii) has taken all necessary action to authorize the execution, delivery and performance by it of the Subsidiary Guaranty executed and delivered by it to Agent Bank as of the date of such execution and delivery.


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                  Section 4.02. NO CONFLICT WITH, VIOLATION OF OR DEFAULT UNDER
LAWS OR OTHER AGREEMENTS. Neither the execution and delivery of this Credit Agreement, the Revolving Credit Note, the Swingline Note, or any other Loan Document, or any other agreement, certificate or instrument to which Borrowers are a party or by which they, or any of them, are bound in connection with the Bank Facilities, nor the consummation of the transactions contemplated hereunder or thereunder, or the compliance with or performance of the terms and conditions herein or therein, is prevented by, limited by, conflicts in any material respect with, or will result in a material breach or violation of, or a material default (with due notice or lapse of time or both) under, or the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of their respective property or assets by virtue of, the terms, conditions or provisions of (a) the Articles of Incorporation, Bylaws or other documents of organization or charter of any of the Borrowers, (b) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which they, or any of them, are a party or by which they, or any of them, are bound (other than the Loan Documents), including, without limitation, the Indenture and the Senior Subordinated Notes, (c) the Park Cattle Lease, the Tahoe Green Belt Lease, the California Green Belt Lease or the Hard Rock Lease, (d) the Westwood Lease, Friendship Lease, the Friendship Sublease, BR Master Lease or BR Management Agreement, or (e) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which they, or any of them, are subject where, in the case of each of clauses (a), (b), (c), (d) and (e), such breach, conflict, violation, default, lien, charge or encumbrance could reasonably be expected to result in a Material Adverse Change.

                  Section 4.03. LITIGATION. Except as disclosed on the Schedule of Significant Litigation delivered in connection with Section 3.20 there is no action, suit, proceeding, inquiry, hearing or investigation pending or, to the best knowledge of Borrowers, threatened, in any court of law or in equity, or before any Governmental Authority, which could reasonably be expected to result in any Material Adverse Change. To the best knowledge of Borrowers, Borrowers are not in violation of or default with respect to any order, writ, injunction, decree or demand of any such court or Governmental Authority where such default could reasonably be expected to result in a Material Adverse Change.


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                  Section 4.04. AGREEMENTS LEGAL, BINDING, VALID AND
ENFORCEABLE.

          a. This Credit Agreement, the Revolving Credit Note, the Swingline Note, the Security Documentation and all other Loan Documents, when executed and delivered by Borrowers in connection with the Bank Facilities will, as of the Amendment Effective Date, constitute legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          b. Each of the Land Leases, the BR Master Lease and the BR Management Agreement have been duly authorized and executed by the applicable member of the Borrower Consolidation and to the best knowledge of Borrowers by each other respective party thereto and, during the term hereof, shall constitute legal, valid and binding obligations of the applicable member of the Borrower Consolidation and to the best knowledge of Borrowers each other respective party thereto, enforceable against such parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  Section 4.05. INFORMATION AND FINANCIAL DATA ACCURATE; FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. Any and all financial statements heretofore furnished to Banks by Borrowers, or any of them: (a) present fairly the financial position of the entity to which they relate as at their respective dates and the results of operations and changes in cash flows for the periods to which they apply, and (b) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. Since the date of the most recent financial statements referred to in this Section 4.05, there has been no Material Adverse Change in the financial condition, business or operations of the Borrower Consolidation.

                  Section 4.06. GOVERNMENTAL APPROVALS. All consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental


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Authority and any other Person, which may be required in connection with the valid execution and delivery of this Credit Agreement and the other Loan Documents by Borrowers and the carrying-out or performance of any of the transactions required or contemplated hereunder, or thereunder, by Borrowers, have been obtained or accomplished and are in full force and effect, except as may be required in connection with the exercise of remedies under the Security Documentation following an Event of Default, or can be obtained by Borrowers. All consents, approvals, orders or authorizations of, or registrations, declarations, notices or filings with any Governmental Authority and any other Person, the failure of which could reasonably be expected to result in a Material Adverse Change, which may be required by Borrowers in connection with the use and operation of the Hotel/Casino Facilities have been obtained or accomplished and are in full force and effect.

                  Section 4.07. PAYMENT OF TAXES. Borrowers have duly filed or caused to be filed all material federal, state and local tax reports and returns which are required to be filed by them and have paid or made provisions for the payment of, all material taxes, assessments, fees and other governmental charges which have or may have become due pursuant to said returns or otherwise pursuant to any assessment received by Borrowers except such taxes, assessments, fees or other governmental charges, if any, as are being contested in good faith by Borrowers by appropriate proceedings and for which Borrowers have maintained adequate reserves for the payment thereof in accordance with GAAP.

                  Section 4.08. TITLE TO PROPERTIES. As of the Amendment Effective Date, HTMC has good and marketable title to all of its properties and assets reflected in the most recent financial statements of the Borrower Consolidation delivered to Agent Bank prior to the Amendment Effective Date, as owned by it, including, but not limited to, the Tahoe Real Property and the Tahoe Hotel/Casino Facility and the lessee's interest in the Park Cattle Lease, the Tahoe Green Belt Lease, the California Green Belt Lease and all other Tahoe Collateral (except for those properties and assets disposed of since the date of said financial statements in the ordinary course of business or those properties and assets which are no longer used or useful in the conduct of its business or those properties and assets permitted to be disposed of under this Credit Agreement). As of the Amendment Effective Date, HIMC has good and marketable title to all of its properties and assets reflected in the most recent financial statements of the Borrower Consolidation delivered to Agent Bank prior to the Closing Date, as owned by it, including, but not limited to, the Iowa Land Base Facilities, the Riverboat and the lessor's interest in the Westwood Lease and sublessee's interest in the


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Friendship Sublease (except for those properties and assets disposed of since the date of said financial statements in the ordinary course of business or those properties and assets which are no longer used or useful in the conduct of its business or those properties and assets permitted to be disposed of under this Credit Agreement). As of the Amendment Effective Date, HBR has or will have good and marketable fee title to the Bluffs Run Real Property and leasehold title under the BR Billboard Lease and title to the remaining BR Purchase Property. As of the Amendment Effective Date, HCCMC has good and marketable title to all of its properties and assets reflected in the most recent financial statements of the Borrower Consolidation delivered to Agent Bank prior to the Amendment Effective Date, as owned by it, including, but not limited to, the Colorado Hotel/Casino Facility (except for those properties and assets disposed of since the date of said financial statements in the ordinary course of business or those properties and assets which are no longer used or useful in the conduct of its business or those properties and assets permitted to be disposed of under this Credit Agreement). The Collateral is not subject to any liens, encumbrances or restrictions except Permitted Encumbrances.

                  Section 4.09. NO UNTRUE STATEMENTS. All representations and warranties made by Borrowers, or any of them, in this Credit Agreement, any other Loan Document and any other agreement, document, certificate or instrument furnished by Borrowers, or any of them, to Banks pursuant to the provisions of
Article III of this Credit Agreement, including, without limitation, all financial information and other data previously furnished in writing by Borrowers, or any of them, in connection with the Bank Facilities, on and as of the Closing Date: (a) are and shall be true, correct and complete in all material respects at the time made, (b) do not and shall not contain (at the time they were made) any untrue statement of a material fact, and (c) do not and shall not omit to state a material fact, the absence of which makes the information contained herein or therein materially misleading or incomplete. Borrowers understand that all such statements, representations and warranties shall be deemed to have been relied upon by Banks as a material inducement to establish the Bank Facilities.

                  Section 4.10. BROKERAGE COMMISSIONS. No Person
(other than the Banks) is entitled to receive any brokerage commission, finder's fee or similar fee or payment in connection with the extensions of credit contemplated by this Credit Agreement as a result of any


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agreement entered into by Borrowers. No brokerage or other fee, commission or compensation is to be paid by Banks with respect to the extensions of credit contemplated hereby as a result of any agreement entered into by Borrowers, and Borrowers agree to indemnify Banks against any such claims for brokerage fees or commissions and to pay all expenses including, without limitation, reasonable attorney's fees incurred by Banks in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

                  Section 4.11. NO DEFAULTS. To the best of Borrowers' knowledge, none of the Borrowers are in violation of or in default with respect to any applicable laws and/or regulations which materially and adversely affect the Iowa Riverboat/Hotel Facilities, Tahoe Hotel/Casino Facility or Colorado Hotel/Casino Facility, Bluffs Run Facility or the business, financial condition, property of Borrowers or operations of the Borrowers, or any of them which could reasonably be expected to result in a Material Adverse Change. Without limiting the generality of the foregoing, Borrowers are not in violation or default (nor is there any waiver in effect which, if not in effect, would result in a violation or default) in any material and adverse respect under the Indenture, Senior Subordinated Notes, the Park Cattle Lease, the Tahoe Green Belt Lease, the California Green Belt, the Hard Rock Lease, the Westwood Lease, the Friendship Sublease, BR Master Lease, BR Management Agreement or under any indenture, evidence of indebtedness, loan or financing agreement or other agreement or instrument of whatever nature to which it is a party or by which it is bound, which in any case could reasonably be expected to result in Material Adverse Change.

                  Section 4.12. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. To the best knowledge of Borrowers, no Reportable Event has occurred with respect to any Pension Plan under ERISA, that gives rise to material liabilities that materially adversely affect the financial condition or operations of Borrowers, or any of them.

                  Section 4.13. PARK CATTLE LEASE AND HARD ROCK LEASE.
The copies of the Park Cattle Lease and Hard Rock Lease and all modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.14: (a) are a true, correct and complete copy of the respective originals thereof, as in effect on the Amendment Effective Date, and no amendments or modifications have been made to such Park Cattle Lease and/or the Hard Rock Lease prior to the Amendment Effective Date, except as set forth by the documents delivered to Agent Bank in accordance with said Section 3.14 or otherwise reasonably approved in writing by Requisite Lenders, and (b) have not been terminated and are in full force and effect. There is no default in the observance or performance by HTMC of any of its obligations under the Park Cattle Lease and/or the Hard Rock Lease which would entitle Park Cattle Co.


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or Hard Rock to terminate such lease and HTMC has done all things required to be done as of the Closing Date to keep unimpaired its rights thereunder.

                  Section 4.14. GREEN BELT LEASES. The copies of the Tahoe Green Belt Lease, California Green Belt Lease and all modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with
Section 3.14: (a) is a true, correct and complete copy of the respective original thereof, as in effect on the Amendment Effective Date, and no amendments or modifications have been made to such Tahoe Green Belt Lease or California Green Belt Lease prior to the Amendment Effective Date, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.14 or otherwise reasonably approved in writing by Requisite Lenders, and (b) has not been terminated and is in full force and effect. There is no default by HTMC in the observance or performance of any of its obligations under the Tahoe Green Belt Lease and California Green Belt Lease which would entitle Park Cattle Co. to terminate such lease and HTMC has done all things required to be done as of the Amendment Effective Date to keep unimpaired its rights thereunder.

                  Section 4.15. IOWA LEASES, IOWA SPONSORSHIP AGREEMENT
AND BR MANAGEMENT AGREEMENT. The copy of each of the Westwood Lease, Friendship Master Lease, Friendship Sublease, Iowa Sponsorship Agreement, BR Master Lease, and BR Management Agreement and all modifications and amendments thereto (if any) which have been delivered to Agent Bank in accordance with Section 3.14:
(a) is a true, correct and complete copy of the respective original thereof, as in effect on the Amendment Effective Date, and no amendments or modifications have been made to such Westwood Lease, Friendship Master Lease, Friendship Sublease, Iowa Sponsorship Agreement, BR Master Lease or BR Management Agreement prior to the Amendment Effective Date, except as set forth by documents delivered to Agent Bank in accordance with said Section 3.14 or otherwise reasonably approved in writing by Requisite Lenders or Agent Bank, as applicable under Section 5.03, and (b) has not been terminated and is in full force and effect. To the actual knowledge of HIMC, there is no default by the City of Council Bluffs, Iowa, in the observance or performance of any of its obligations under the Friendship Master Lease which would entitle the Iowa Department of Natural Resources to terminate such lease and the City of Council Bluffs, Iowa, has done all things required to be done as of the Amendment Effective Date to keep unimpaired its rights thereunder. There is no default in the observance or performance by HIMC of any of its obligations under the Iowa Sponsorship Agreement which would entitle IWRA to terminate such agreement and HIMC has done all things required to be done as of the Amendment Effective Date


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to keep unimpaired its rights thereunder. There is no default in the observance or performance by HIMC of any of its obligations under the Westwood Lease or Friendship Sublease which would entitle the City of Council Bluffs to terminate such lease and HIMC has done all things required to be done as of the Closing Date to keep unimpaired its rights thereunder. There is no default in the observance or performance by HBR of any of its obligations under the BR Master Lease which would entitle IWRA to terminate such lease and HBR has done all things required to be done as of the Amendment Effective Date to keep unimpaired its rights thereunder. There is no default in the observance or performance by HBRMC of any of its obligations under the BR Management Agreement which would entitle IWRA to terminate such BR Management Agreement and HBRMC has done all things required to be done as of the Amendment Effective Date to keep unimpaired its rights thereunder.

                  Section 4.16. AVAILABILITY OF UTILITY SERVICES. All utility services necessary for the Hotel/Casino Facilities including, without limitation, electrical, water, gas and sewage services and facilities are available at the boundaries of the Tahoe Real Property, the Iowa Real Property, the Bluffs Run Real Property and the Colorado Real Property, respectively.

                  Section 4.17. POLICIES OF INSURANCE. As of the
Amendment Effective Date, each of the copies of the declaration pages, original binders and certificates of insurance evidencing the Policies of Insurance relating to the Hotel/Casino Facilities delivered to Agent Bank by Borrowers (i) is a true, correct and complete copy of the respective original thereof as in effect on the date hereof, and no amendments or modifications of any of said documents or instruments not included in such copies have been made as of the Amendment Effective Date, and (ii) has not been terminated and is in full force and effect. There is no default by Borrowers in the observance or performance of their respective obligations under said documents and instruments which would entitle the insurers party thereto to terminate the Policies of Insurance or deny coverage thereunder, and Borrowers, and each of them, have done all things required to be done as of the date of this Credit Agreement to keep unimpaired their rights thereunder.

                  Section 4.18. SPACELEASES. A schedule of all executed Spaceleases pertaining to the Hotel/Casino Facilities under which the lessee thereunder is required to pay One Hundred Thousand Dollars ($100,000.00), or more, per year, respectively, or any portion thereof, in existence as of the Amendment Effective Date hereof, is set forth on Schedules 4.18(A) through (D) attached hereto.


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                  Section 4.19. EQUIPMENT LEASES AND CONTRACTS. A schedule of all executed Equipment Leases and Contracts pertaining to the Hotel/Casino Facilities providing for the payment by the lessee of Fifty Thousand Dollars ($50,000.00), or more, per year, respectively, or any portion thereof, in existence on the date hereof, is set forth on Schedules 4.19 (A) through (D) attached hereto.

                  Section 4.20. GAMING PERMITS AND APPROVALS. All Gaming Permits required to be held by Borrowers in connection with the Tahoe Hotel/Casino Facility, the Iowa Riverboat/Hotel Facilities and the Colorado Hotel/Casino Facility are current and in good standing and Borrowers presently hold all Gaming Permits necessary for the continued operation of the Tahoe Hotel/Casino Facility, the Iowa Riverboat/Hotel Facilities and the Colorado Hotel/Casino Facility. IWRA holds all Gaming Permits necessary for the continued operation of the Bluffs Run Facility by HBRMC pursuant to the BR Management Agreement. Each of the Gaming Authorities have given all necessary approvals of this Credit Agreement, the Notes and each Loan Document to be executed by Borrowers in connection with the Bank Facilities.

                  Section 4.21. ENVIRONMENTAL CERTIFICATE. The representations and certifications contained in the Environmental Certificate are true and correct in all material respects.

                  Section 4.22. NEW VENTURE SUBSIDIARIES. A schedule of each Restricted Subsidiary and Unrestricted Subsidiary (exclusive of HBR, HBRMC, HTMC, HIMC, HCRSC and HCCMC) existing as of the Amendment Effective Date and a description of the New Venture owned in whole or part by each such Restricted Subsidiary and Unrestricted Subsidiary is marked "Schedule 4.22", affixed hereto and by this reference incorporated herein and made a part hereof. As of the Amendment Effective Date, HTMC, HIMC, HCRSC, HCCMC, HBR and HBRMC do not have any Subsidiaries.

                  Section 4.23. COMPLIANCE WITH STATUTES, ETC. Except for matters related to the compliance by the Borrowers with Hazardous Materials Laws, which matters are governed by the Environmental Certificate and the Mortgages, to the best knowledge of Borrowers, each of the Borrowers is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as would not, in the aggregate, reasonably be expected to result in a Material Adverse Change.


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                  Section 4.24. INVESTMENT COMPANY ACT. Neither HCR
nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," which is required to be registered under the Investment Company Act of 1940, as amended.

                  Section 4.25. PUBLIC UTILITY HOLDING COMPANY ACT. Neither
HCR nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 4.26. LABOR RELATIONS. There is no strike or work stoppage in existence, or to the best knowledge of Borrowers threatened involving any Borrower or any of the Hotel/Casino Facilities that could reasonably be expected to result in a Material Adverse Change.

                  Section 4.27. TRADEMARKS, PATENTS, LICENSES, FRANCHISES, FORMULAS AND COPYRIGHTS. Except as disclosed in Schedule 4.27, each of HCR and its Restricted Subsidiaries own all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or has a valid license or sublicense of rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Change in the business, operations, property, assets or condition (financial or otherwise) of HCR and its Restricted Subsidiaries taken as a whole. Each of the patents, trademarks, servicemarks, tradenames and copyrights owned by Borrowers, or any of them, relating to the Tahoe Hotel/Casino Facility, Iowa Riverboat/Hotel Facilities, Colorado Hotel/Casino Facility and/or Bluffs Run Facility which is registered with any Governmental Authority is set forth on Schedule 4.27, attached hereto.

                  Section 4.28. CONTINGENT LIABILITIES. As of the Amendment Effective Date, Borrowers have incurred no material Contingent Liabilities (any Contingent Liability in excess of One Million Dollars ($1,000,000.00) being deemed material) other than those described on Schedule 4.28.


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                                    ARTICLE V

                         GENERAL COVENANTS OF BORROWERS

                  To induce the Banks to enter into this Credit Agreement and establish the Bank Facilities, Borrowers covenant to Banks as follows from and after the Amendment Effective Date until the occurrence of Bank Facility
Termination:

                  Section 5.01. FF&E. The Borrower Consolidation shall furnish, fixture and equip the Hotel/Casino Facilities with FF&E it reasonably deems appropriate for the operation of the Hotel/Casino Facilities. All FF&E that is purchased and installed in the Hotel/Casino Facilities shall be purchased free and clear of any liens, encumbrances or claims, other than Permitted Encumbrances. If Borrowers should sell, transfer, convey or otherwise dispose of any FF&E to any Person other than a member of the Borrower Consolidation (other than obsolete or worn out FF&E or other FF&E no longer useful in the business of the Borrowers) and not within thirty (30) days of such sale, transfer, conveyance or other disposition replace such FF&E with purchased items of equivalent value and utility or replace said FF&E with leased FF&E of equivalent value and utility or replace such FF&E with other assets useful in the business of the Borrower Consolidation, within the permissible leasing and purchase agreement limitation set forth in Section 6.10(b) herein, to the extent the Net Proceeds thereof not used to replace FF&E exceeds a cumulative aggregate value of Seven Million Five Hundred Thousand Dollars ($7,500,000.00) during any Fiscal Year or a cumulative aggregate value of Fifteen Million Dollars ($15,000,000.00) during the term of the Credit Facility (in either instance the "Excess Capital Proceeds"), Borrowers shall be required to, on, or at Borrowers' option, prior to thirty (30) days following such sale, transfer, conveyance or other dispositions, permanently reduce the Maximum Permitted Balance of the Credit Facility by a Voluntary Permanent Reduction in the amount of the Excess Capital Proceeds of the FF&E so disposed of, subject, however, to the right of Agent Bank to verify to its reasonable satisfaction the amount of said Excess Capital Proceeds.

                  Section 5.02. PERMITS; LICENSES AND LEGAL REQUIREMENTS. Borrowers shall comply in all material respects with and keep in full force and effect, as and when required, all Gaming Permits and all material permits, licenses and approvals obtained from any Governmental Authorities which are required for the operation and use of the Tahoe Hotel/Casino Facility, the Iowa Riverboat/Hotel Facilities and the Colorado Hotel/Casino Facilities. Borrowers shall cause IWRA to comply in all material respects with and keep in full force and effect, as and when required, all Gaming Permits and all


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material permits, licenses and approvals obtained from any Governmental
Authorities which are required for the operation and use of the Bluffs Run Facility. Borrowers, and each of them, shall comply in all material respects with all applicable material existing and future laws, rules, regulations, orders, ordinances and requirements of all Governmental Authorities, and with all recorded restrictions affecting the Hotel/Casino Facilities where the failure of such compliance could reasonably be expected to result in a Material Adverse Change.

                  Section 5.03. LEASES, IOWA SPONSORSHIP AGREEMENT AND BR MANAGEMENT AGREEMENT. Until Bank Facility Termination: (a) HTMC shall fully perform and comply in all material respects with all agreements, covenants, terms and conditions imposed or assumed by HTMC as: (i) lessee under Park Cattle Lease; (ii) as lessee under the Tahoe Green Belt Lease; (iii) as lessee under the California Green Belt Lease; and (iv) as lessor under the Hard Rock Lease,
(b) HIMC shall fully perform and comply in all material respects with all agreements, covenants, terms and conditions imposed or assumed by HIMC as: (i) lessor under the Westwood Lease, (ii) as lessee under the Friendship Sublease, and (iii) as operator under the Iowa Sponsorship Agreement, (c) HBR shall fully perform and comply in all material respects with all agreements, covenants, terms and conditions imposed or assumed by HBR as lessor under the BR Master Lease and (d) HBRMC shall fully perform and comply in all material respects with all agreements, covenants, terms and conditions imposed or assumed by HBRMC as manager under the BR Management Agreement. Borrowers shall not amend, modify or terminate, or enter into any agreement to amend, modify or terminate the Park Cattle Lease, the Tahoe Green Belt Lease, California Green Belt Lease, the Hard Rock Lease, Westwood Lease and/or Friendship Sublease, BR Master Lease and/or BR Management Agreement without the prior written consent of Agent Bank, which consent shall not be unreasonably withheld, or if in the opinion of Agent Bank such amendment or modification is materially adverse to any member of the Borrower Consolidation or could reasonably be expected to have a detrimental effect on the Agent Bank or the Lenders or any of their rights or remedies under the Credit Agreement or the Security Documentation, without the prior written consent of Requisite Lenders.

                  Section 5.04. PROTECTION AGAINST LIEN CLAIMS. Borrowers shall promptly pay and discharge or cause to be paid and discharged all claims and liens for labor done and materials and services supplied and furnished in connection with the Hotel/Casino Facilities in accordance with this Section 5.04, except such claims and liens, if any, as are being contested in good faith by Borrowers by appropriate proceedings and for which Borrowers have maintained adequate


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reserves for the payment thereof in accordance with GAAP. If any mechanic's lien or materialman's lien for a sum in excess of Five Hundred Thousand Dollars ($500,000.00) shall be recorded, filed or suffered to exist against the Hotel/Casino Facilities, or any of them, or any interest therein by reason of work, labor, services or materials supplied, furnished or claimed to have been supplied and furnished in connection with the Hotel/Casino Facilities, or any of them, upon Borrowers receipt of written notice from Agent Bank demanding the release and discharge of such lien, said lien or claim shall be paid, released and discharged or expunged of record within sixty (60) days following its receipt of such notice.

                  Section 5.05. NO CHANGE IN CHARACTER OF BUSINESS.
Until Bank Facility Termination, (i) the Hotel/Casino Facilities shall be operated by members of the Borrower Consolidation (whether through direct ownership or, in the case of the Bluffs Run Facility, pursuant to the BR Management Agreement), and (ii) the Borrower Consolidation shall not effect a Material Adverse Change in the nature and character of its business at the Hotel/Casino Facilities as presently conducted and as presently contemplated and disclosed to Banks. Notwithstanding the foregoing, upon written notice to Agent Bank, the Borrower Consolidation may make such changes to its business operation as may be necessary or advisable to remain competitive in the gaming industry.

                  Section 5.06. PRESERVATION AND MAINTENANCE OF PROPERTIES AND ASSETS; ACQUISITION OF ADDITIONAL PROPERTY. Until Bank Facility Termination, Borrowers shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person, any part of their respective properties and assets necessary for the continuance of their respective businesses, as presently conducted and as presently contemplated, other than in the normal course of Borrowers' business and as provided in Sections 5.01, 5.07 and 6.14. Furthermore, in the event Borrowers, or any of them, or any Subsidiary thereof, shall acquire any other real property or rights to the use of real property or any interest therein which is used in any material manner in connection with the Hotel/Casino Facilities, Borrowers shall or shall cause the Subsidiary, as applicable, concurrently with the acquisition of such real property or the rights to the use of such real property, to execute or cause the execution of such documents as may be necessary to add such real property or rights to the use of real property as Collateral under the Credit Facility.

                  Section 5.07. REPAIR OF PROPERTIES AND ASSETS. Until Bank Facility Termination, Borrowers shall, at their own cost and expense, (a) maintain, preserve and keep in a manner


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consistent with hotel and gaming casino operating practices generally applicable to hotel/casino operations operating in the Lake Tahoe, Nevada, Central City, Colorado and Council Bluffs, Iowa areas, their respective assets and properties, including, but not limited to, the Collateral and all FF&E owned or leased by Borrowers in good and substantial repair, working order and condition, ordinary wear and tear excepted, (b) from time to time, make or cause to be made, all necessary and proper repairs, replacements, renewals, improvements and betterments to the Hotel/Casino Facilities, and (c) from time to time, make such substitutions, additions, modifications and improvements as may be necessary and as shall not materially impair the structural integrity, operating efficiency and economic value of said assets included within the Hotel/Casino Facilities
(it being understood that the activities referred to above may, on a temporary basis, impair the operating efficiency and economic value of such assets). All alterations, replacements, renewals, or additions made pursuant to this Section
5.07 shall become and constitute a part of said assets and property and subject, INTER ALIA, to the provisions of Section 5.01 and subject to the lien of the Security Documentation.

                  Section 5.08. FINANCIAL STATEMENTS; REPORTS; CERTIFICATES AND BOOKS AND RECORDS.

          a. Until Bank Facility Termination, Borrowers shall, unless the Agent Bank (with the written approval of the Requisite Lenders) otherwise consents, at Borrowers' sole expense, deliver to the Agent Bank and each of the Lenders a full and complete copy of each of the following and shall comply with each of the following financial requirements:

               (i) As soon as practicable, and in any event within forty-five
          (45) days after the end of the first three (3) Fiscal Quarters of each Fiscal Year, (a) the consolidated balance sheet of the Borrower Consolidation as at the end of such Fiscal Quarter and the consolidated statement of operations for such Fiscal Quarter, and a statement of cash flows for the portion of the Fiscal Year ended with such Fiscal Quarter and (b) the consolidating balance sheets and statements of operations of the Borrower Consolidation as at and for the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by an Authorized Officer of the Borrower Consolidation as fairly presenting the financial condition, results of operations and cash flows of the Borrower Consolidation in accordance with GAAP (other than footnote disclosures) as at


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          such date and for such periods, subject only to normal year-end accruals and audit adjustments;

               (ii) As soon as practicable, and in any event within forty-five
          (45) days after the end of each Fiscal Quarter (including the fourth
          (4th) Fiscal Quarter in any Fiscal Year), a pricing certificate in the form marked "Exhibit G", affixed hereto and by this reference incorporated herein and made a part hereof (the "Pricing Certificate") setting forth a preliminary calculation of the Leverage Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations shall be based on the preliminary unaudited financial statements of the Borrower Consolidation for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Leverage Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof; provided, however, that in the event that Borrowers do not deliver a Pricing Certificate when due, then until (but only until) such Pricing Certificate is delivered as provided herein, the Leverage Ratio shall be deemed, for the purpose of determining the Applicable Margin, to be greater than 4.5 to 1.0 and the Applicable Margin determined with respect thereto.

               (iii) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, the consolidated and consolidating balance sheet, income statement, statement of retained earnings and cash flows (reconciled with year end audited statements) of the Borrower Consolidation as at the end of such Fiscal year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP and shall be accompanied by a report of independent public accountants of recognized standing selected by HCR and reasonably satisfactory to the Agent Bank (it being understood that any "Big 5" accounting firm shall be automatically deemed satisfactory to the Agent Bank), which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to


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          the interests of the Banks. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed the Financial Covenants as at the end of such Fiscal Year (which shall accompany such certificate) under Sections 6.01 through 6.07, have read such Sections (including the definitions of all defined terms used therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by the Borrower Consolidation in the manner prescribed by this Credit Agreement. Such financial statements shall be certified by an Authorized Officer of the Borrower Consolidation in the same manner as required with respect to financial statements delivered pursuant to
          Section 5.08(a)(i);

               (iv) As soon as practicable, and in any event no later than ninety (90) days following the commencement of each Fiscal Year, a budget (including a Capital Expenditure budget) and projection by Fiscal Quarter for that Fiscal Year and by Fiscal Year for the next occurring two (2) consecutive Fiscal Years, INCLUDING for the first such Fiscal Year, projected consolidated and consolidating balance sheets, statements of operations and statements of cash flow of the Borrower Consolidation, all in reasonable detail;

               (v) Concurrently with the financial statements and reports required pursuant to Sections 5.08(a)(i) and 5.08(a)(iii), Compliance Certificate signed by an Authorized Officer;

               (vi) As soon as practicable, and in any event within forty-five
          (45) days (or, in the case of the fourth (4th) Fiscal Quarter in each Fiscal Year, ninety (90) days) after the end of each Fiscal Quarter, a written report (to the extent not reported under Section 5.08(vii) hereinbelow), in form and detail reasonably acceptable to the Agent Bank, with respect to the status of each New Venture, including the amounts of New Venture


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          Capital Expenditures and New Venture Investments made, and reasonably anticipated to be made, with respect thereto; and

               (vii) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication that shall have been sent to the stockholders of HCR, and copies of all annual, regular, periodic and special reports (including, without limitation, each 10Q and 10K report) and registration statements which HCR shall have filed or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Banks pursuant to other provisions of this Section 5.08.

          b. Until Bank Facility Termination, Borrowers, and each of them, shall keep and maintain complete and accurate books and records in accordance with GAAP in all material respects, consistently applied. Borrowers, and each of them, shall permit Banks and any authorized representatives of Banks to have reasonable access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Borrowers at all reasonable times upon the giving of reasonable notice of such intent. In addition: (i) in the event of the occurrence of any Default or Event of Default, or (ii) in the event any Material Adverse Change occurs, Borrowers shall promptly, and in any event within three (3) Banking Business Days after actual knowledge thereof by the corporate controller or a senior executive officer, notify Agent Bank in writing of such occurrence.

          c. Until Bank Facility Termination, Borrowers, and each of them, shall furnish to Agent Bank, with sufficient copies for distribution to each of the Banks any financial information or other information bearing on the financial status of the Borrowers or their Subsidiaries, or any of them, which is reasonably requested by Agent Bank or Requisite Lenders.

                  Section 5.09. INSURANCE. Until Bank Facility Termination, Borrowers shall obtain, or cause to be obtained, and shall maintain or cause to be maintained with respect to the Hotel/Casino Facilities, including without limitation, the Riverboat, at their own cost and expense:

          a. PROPERTY INSURANCE. Borrowers shall maintain a special causes of loss (ISO or equivalent), including flood and earthquake, perils policy covering the


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buildings and improvements, and any other permanent structures for one hundred percent (100%) of the replacement cost. Upon the request of Agent Bank, replacement cost for insurance purposes will be established by an independent appraiser mutually selected by Borrowers and Agent Bank. The policy will include Agreed Amount (waiving co-insurance), replacement cost valuation and building ordinance endorsements. The policy will include a standard mortgagee clause (ISO form or equivalent, i.e. Borrowers' acts will not impair mortgagee's right to recover, exclusive payment of a loss to mortgagee and automatic notice of cancellation or non-renewal to mortgagee) and provide that all losses in excess of One Million Dollars ($1,000,000.00) be adjusted with the Agent Bank. The Borrowers waive any and all rights of subrogation against Banks.

          b. PERSONAL PROPERTY (INCLUDING MACHINERY, EQUIPMENT, FURNITURE, FIXTURES, STOCK). Borrowers shall maintain "All Risk" property coverage for all personal property owned, leased or for which Borrowers are legally liable. The coverage will include a lender's loss payable endorsement in favor of Agent Bank.

          The policy providing real property and personal property coverages, as specified in 5.09(a) and (b) hereinabove, may include a deductible of no more than One Hundred Thousand Dollars ($100,000.00) for any single occurrence. Flood deductibles can be no more than Two Hundred Fifty Thousand Dollars ($250,000.00) for the Colorado Real Property and Tahoe Real Property and Five Hundred Thousand Dollars ($500,000.00) for the Iowa Real Property, if a separate deductible applies and earthquake deductibles can be no more than five percent (5%) of insured value, if a separate deductible applies.

          c. BUSINESS INTERRUPTION/EXTRA EXPENSE. Borrowers shall maintain combined Business Interruption/Extra Expense coverage with a limit representing no less than one hundred percent (100%) of the projected annual net profit plus continuing expenses (including debt service) for the Hotel/Casino Facilities with respect to all land-based facilities. Such coverage shall include extensions for Off Premises Power losses at a Two Million Dollar ($2,000,000.00) limit and an extended period of indemnity provision at ninety (90) days. These coverages may have deductible of no greater than forty-eight (48) hours, or One Hundred Thousand ($100,000.00), if a separate deductible applies. This coverage will be specifically endorsed to include Agent Bank as loss payee.

          d. BOILER AND MACHINERY. Borrowers shall maintain a Boiler and Machinery policy for the Hotel/Casino


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Facilities written on a Comprehensive Form with a combined direct and indirect limit of no less than Twenty Million Dollars ($20,000,000.00). The policy shall include extensions for Agreed Amount (waiving co-insurance) and Replacement Cost Valuation. The policy may contain deductibles of no greater than One Hundred Thousand Dollars ($100,000.00) direct and forty-eight (48) hours indirect.

          e. CRIME INSURANCE. Borrowers shall obtain a comprehensive crime policy, including the following coverages:

               (i) employee dishonesty - Two Million Dollars ($2,000,000.00);

               (ii) money and securities (inside) - Two Million Dollars ($2,000,000.00);

               (iii) money and securities (outside) - Two Million Dollars ($2,000,000.00);

               (iv) depositor's forgery - Two Million Dollars ($2,000,000.00);

               (v) computer fraud - Two Million Dollars ($2,000,000.00).

     The policy must be amended so that money is defined to include "tokens and chips" (as defined in Regulation 12.010 of the Nevada Gaming Authorities). The policy may contain deductibles of no greater than One Hundred Thousand Dollars ($100,000.00) for all coverages listed above.

          f. COMMERCIAL GENERAL LIABILITY (1996 FORM OR EQUIVALENT). Borrowers shall maintain a Commercial General Liability policy with a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage, including Products Liability, Contractual Liability, and all standard policy form extensions. The policy must provide a Two Million Dollar ($2,000,000.00) general aggregate (per location, if multi-location risk) and be written on an "occurrence form". The policy will include extensions for Liquor Legal Liability and Employee Benefits Legal Liability coverages. The policy will also include Professional Liability coverage for all exposures associated with the operation of health clubs/spa facilities. If the general liability policy contains a self-insured retention, it shall be no greater than One Hundred Thousand Dollars ($100,000.00) per occurrence, with an aggregate retention of no more than Two Million Five Hundred Thousand Dollars ($2,500,000.00), including expenses.

                           The policy shall be endorsed to include Agent


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Bank as an additional insured on behalf of the Banks. Definition of additional insured shall include all officers, directors, employees, agents and representatives of the additional insured. The coverage for additional insured shall apply on a primary basis irrespective of any other insurance whether collectible or not (ISO Endorsement Form CG 20261185 Additional Insured - Designated Person or Organization or Equivalent).

          g. AUTOMOBILE. Borrowers shall maintain a comprehensive Automobile Liability Insurance Policy written under coverage "symbol 1", providing a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage covering all owned, non-owned and hired vehicles of the Borrowers. If the policy contains a self insured retention it shall be no greater than One Hundred Thousand Dollars ($100,000.00) per occurrence with an aggregate retention of no more than Two Million Five Hundred Thousand Dollars ($2,500,000.00) including expenses. The following additional coverages must be purchased by Borrowers:

               (i) GARAGE LIABILITY. A One Million Dollar ($1,000,000.00) combined single limit for bodily and property damage for the garage operation.

               (ii) GARAGEKEEPERS LEGAL LIABILITY. One Million Dollar ($1,000,000.00) limit for comprehensive and collision coverages for physical damage to vehicles in the Borrowers' care, custody and control. The policy can be subject to a deductible of no greater than Five Thousand Dollars ($5,000.00) for each auto and Twenty-Five Thousand Dollars ($25,000.00) for each loss.

          h. WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE. Borrowers shall maintain a standard workers compensation policy or policies covering the states of Nevada, Colorado, Iowa and any other state where the Borrower Consolidation is operating, including employers liability coverage subject to a limit of no less than One Million Dollars ($1,000,000.00) each employee, One Million Dollars ($1,000,000.00) each accident, One Million Dollars ($1,000,000.00) policy limit. The policy shall include endorsements for Voluntary Compensation Coverage, Stop Gap Liability, Long-Shoreman's and Harbors Workmans Compensation Act and Maritime Coverages (as applicable). If the Borrowers have elected to self-insure Workers Compensation coverage in the State of Nevada, the Agent Bank must be furnished with a copy of the certificate from the state permitting self-insurance and evidence of a Stop Loss/Aggregate Excess Workers Compensation policy with a specific retention of no greater


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than Three Hundred Thousand Dollars ($300,000.00).

               i. MARINE INSURANCE (FOR ALL VESSELS OWNED, LEASED OR FOR WHICH THE BORROWER IS LEGALLY LIABLE).

               (i) HULL AND MACHINERY COVERAGE. This policy will provide the broadest "all risk" form available (including SR & CC and war risk extensions) property coverage covering each vessel for physical damage at a value that represents one hundred percent (100%) of the replacement cost for each vessel. The policy will include Agreed Amount (waving co-insurance), Replacement Cost Valuation and Liner Negligence Clause endorsements. The policy may contain a deductible of no greater than Two Hundred Fifty Thousand Dollars ($250,000.00) per occurrence. This policy shall include appropriate mortgagee, breach of warranty and loss payee endorsements in favor of Agent Bank.

               (ii) CASINO BOAT BUSINESS INTERRUPTION. Borrowers will purchase business interruption coverage under a "comprehensive facility form" indemnifying each vessel operation for loss of net profits and continuing expenses (including debt service) for loss arising from casualty to the vessel and any other cause beyond the control of the Borrowers. The limit purchase must represent no less than seventy-five percent (75%) of the annual net profit plus continuing expenses. The policy may have a deductible of no greater than fourteen (14) days for each vessel. This coverage will be specifically endorsed to include Agent Bank as loss payee.

               (iii) PROTECTION AND INDEMNITY. The protection and indemnity coverage will be written with One Million Dollars ($1,000,000.00) combined single limit for bodily injury and property damage, including all standard policy form extensions. The policy shall be written on an occurrence form. The Agent Bank on behalf of the Lenders will be included as an additional insured under the policy.

               (iv) COMPREHENSIVE POLLUTION LIABILITY. Borrower shall purchase Comprehensive Pollution Liability coverage with a limit of no less than Ten Million Dollars ($10,000,000.00) per incident covering any loss or damage resulting from any discharge, emission, spillage or leakage on or into water, including governmental mandated cleanups.


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          The limits can be secured through the purchase of Primary and Excess policies as long as all coverages follow form. The Agent Bank and other Lenders will be included as Additional Insureds under the policy.

          j. AIRCRAFT POLICY. Borrowers shall maintain aircraft liability coverage with a limit of no less Fifty Million Dollars ($50,000,000.00) on all owned and leased aircraft. The policy shall also provide physical damage coverage for all "owned" aircraft with a deductible of no greater than Fifty Thousand Dollars ($50,000.00).

          k. UNDERGROUND STORAGE TANK LIABILITY. Borrowers shall maintain an underground storage tank liability policy providing first party (property damage) and third party (bodily/property damage) coverages for environmental claims resulting from underground storage tanks at the Hotel/Casino Facilities. The policy will include coverage for all governmental and regulatory agency mandated clean ups. The policy shall provide a limit of no less than Five Million Dollars ($5,000,000.00) for each occurrence. The policy may contain a deductible of no greater than Five Hundred Thousand Dollars ($500,000.00) for first and third party claims. This provision may be satisfied in part by HTMC's participation in and compliance with NRS 590.700 through 590.920, inclusive, and the regulations promulgated thereunder. Borrowers shall provide Agent Bank proof of registration of all regulated underground storage tanks.

          l. If Borrowers' general liability and automobile policies include a self-insured retention, it is agreed and fully understood that Borrowers are solely responsible for payment of all amounts due within said self-insured retentions. Any Indemnification/Hold Harmless provision is extended to cover all liabilities associated with said self-insured retentions.

          m. UMBRELLA/BUMBERSHOOT LIABILITY. An Umbrella/Bumbershoot Liability policy shall be purchased with a limit of not less than One Hundred Million Dollars ($100,000,000.00) providing excess coverage over all limits and coverages indicated in paragraphs (f), (g), (h) and subsections (iii) and (iv) of (i) above. The limits can be obtained by a combination of Primary and Excess Umbrella/Bumbershoot policies, provided that all layers follow form with the underlying policies indicated in (f), (g), (h) and subsections (iii) and (iv) of
(i) and are written on an "occurrence" form. This policy shall be endorsed to include the Agent Bank as an additional insured on behalf of the Banks.

          n.   All policies indicated above shall be


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

written with insurance companies licensed and admitted to do business in all states where the Borrower Consolidation, or any of them, is operating and shall be rated no lower than "A XII" in the most recent addition of A.M. Best and "AA" in the most recent edition of Standard & Poor's, or such other carrier reasonably acceptable to Agent Bank. All policies discussed above shall be endorsed to provide that in the event of a cancellation, non-renewal or material modification, Agent Bank shall receive thirty (30) days prior written notice thereof. The Borrowers shall furnish Agent Bank with Certificates of Insurance executed by an authorized agent evidencing compliance with all insurance provisions discussed above on an annual basis. The Borrowers shall also furnish policy endorsements evidencing Agent Bank's appropriate status (mortgagee, loss payee, additional insured, etc.) under each policy. Certificates of Insurance executed by an authorized agent of each carrier providing insurance evidencing continuation of all coverages will be provided on the Amendment Effective Date and annually on or before ten (10) days prior to the expiration of each policy. All certificates and other notices related to the insurance program shall be delivered to Agent Bank concurrently with the delivery of such certificates or notices to such carrier or to Borrowers, or any of them, as applicable.

          o. Any other insurance reasonably requested by Agent Bank or Requisite Lenders in such amounts and covering such risks as may be reasonably required and customary in the hotel/casino industry in locations of the Hotel/Casino Facilities.

                  Section 5.10. TAXES. Throughout the term of the Credit Facility, Borrowers shall prepare and timely file or cause to be prepared and timely filed all material federal, state and local tax returns required to be filed by them, and Borrowers shall pay and discharge prior to delinquency all material taxes, assessments and other governmental charges or levies imposed upon them, or in respect of any of their respective properties and assets except such taxes, assessments and other governmental charges or levies, if any, as are being contested in good faith by Borrowers in the manner which is set forth for such contests by Section 4.07 herein.

                  Section 5.11. NOTICE OF CONTESTED MATTERS. Borrowers shall promptly, but in any event no later than thirty (30) days following actual knowledge thereof by any senior executive officer, give Agent Bank written notice of all matters described in Section 5.04 and 5.10, which are being contested in the manner described therein, involving amounts in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate.


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                  Section 5.12. ADVANCES. Until Bank Facility Termination, if
any Borrower should fail (i) to perform or observe, or (ii) to cause to be performed or observed, any covenant or obligation of such Borrower under this Credit Agreement or any of the other Loan Documents to pay any premium for the maintenance of the insurance coverages required under Section 5.09 or fail to pay any rent or payment obligation under any of the Land Leases, the failure of which could reasonably be expected to result in a Material Adverse Change, then Agent Bank, upon the giving of reasonable notice to the Borrowers and the approval of Requisite Lenders, may (but shall be under no obligation to) take such steps as are necessary to remedy any such non-performance or non-observance and provide for payment thereof. All amounts reasonably advanced by Agent Bank or Lenders pursuant to this Section 5.12 shall become an additional obligation of Borrowers to Lenders secured by the Security Documentation and other Loan Documents, shall reduce the amount of Available Borrowings and shall become due and payable by Borrowers on the next interest payment date, together with interest thereon at a rate per annum equal to the Default Rate (such interest to be calculated from the date of such advancement to the date of payment thereof by Borrowers).

                  Section 5.13. FURTHER ASSURANCES. Borrowers, Agent Bank and each of the Banks will, at the expense of the Borrowers, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such amendments or supplements hereto or to any of the Loan Documents and such further documents, instruments and transfers as any such party may reasonably require for the curing of any defect in the execution or acknowledgement hereof or in any of the Loan Documents, or in the description of the Collateral Properties or other Collateral or for the proper evidencing of giving notice of each lien or security interest securing repayment of the Bank Facilities. Further, upon the execution and delivery of the Security Documentation and each of the Loan Documents and thereafter, from time to time, Borrowers shall cause the Security Documentation and each of the Loan Documents and each amendment and supplement thereto to be filed, registered and recorded and to be refiled, re-registered and re-recorded in such manner and in such places as may be reasonably required by the Requisite Lenders or Agent Bank, in order to publish notice of and fully protect the liens of the Security Documentation and to protect or continue to perfect the security interests created by the Security Documentation in the Collateral and to perform or cause to be performed from time to time any other actions required by law and execute or cause to be executed any and all instruments of further assurance that may be necessary for such publication, perfection, continuation and protection.

                  Section 5.14. INDEMNIFICATION. Borrowers agree to


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and do hereby jointly and severally indemnify, protect, defend and save harmless
Agent Bank and each of the Banks and their respective directors, trustees, officers, employees, agents, attorneys and shareholders (individually an "Indemnified Party" and collectively the "Indemnified Parties") from and against any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Credit Agreement, with any other Loan Document or with the transactions contemplated herein and thereby; provided, however, Borrowers shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by (a) the gross negligence or intentional misconduct of such Indemnified Party, or (b) the breach of this Credit Agreement or any other Loan Document by such Indemnified Party or the breach of any laws, rules or regulations by an Indemnified Party (other than those breaches of laws arising from any Borrower's default). In case any action shall be brought against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrowers, Agent Bank shall promptly notify Borrowers in writing, and Borrowers shall assume the defense thereof, including the employment of counsel selected by Borrowers and reasonably satisfactory to Agent Bank, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by an Indemnified
Party that such counsel would have a conflict representing such Indemnified
Party and Borrowers, the applicable Indemnified Party shall have the right to employ, at the expense of Borrowers, one separate counsel in any such action and to participate in the defense thereof. Borrowers shall not be liable for any settlement of any such action effected without their consent, but if settled with Borrowers' consent, or if there be a final judgment for the claimant in any such action, Borrowers agree to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. In the event that any Person is adjudged by a court of competent jurisdiction not to have been entitled to indemnification under this
Section 5.14, it shall repay all amounts with respect to which it has been so adjudged, together with interest thereon at the Base Rate plus the Applicable Margin. If and to the extent that the indemnification provisions contained in this Section 5.14 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law. The provisions of this
Section 5.14 shall


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survive the termination of this Credit Agreement, the repayment of the Bank
Facilities and the assignment or subparticipation of all or any portion of the Syndication Interest held by any Lender pursuant to Section 10.10.

                  Section 5.15. INSPECTION OF THE COLLATERAL AND APPRAISAL. Until Bank Facility Termination, Borrowers shall provide or cause to be provided to Banks and any authorized representatives of Banks, accompanied by representatives of Borrowers, the reasonable right of entry and free access to the Hotel/Casino Facilities to inspect same on reasonable prior notice to Borrowers during normal business hours. If at any time a Qualified Appraisal of the Hotel/Casino Facilities, or any of them, is required to be made by any banking regulatory authority or, after the occurrence of an Event of Default, determined to be necessary by Agent Bank or Requisite Lenders, Borrowers agree to pay all reasonable fees, costs and expenses incurred by Agent Bank in connection with the preparation of such Qualified Appraisal; provided that Borrowers shall not be required to pay for more than one (1) Qualified Appraisal during each Fiscal Year.

                  Section 5.16. COMPLIANCE WITH OTHER LOAN DOCUMENTS, EXECUTION OF SUBSIDIARY GUARANTIES AND PLEDGE OF RESTRICTED SUBSIDIARY STOCK. Borrowers shall comply with each and every term, condition and agreement contained in the Loan Documents to which they, or any of them, are a party. Borrowers shall notify Agent Bank in writing on or before ten (10) Banking Business Days following the creation of each Subsidiary, together with a description of each New Venture owned or to be acquired by such Subsidiary. Borrowers shall cause each Subsidiary which is to become a Restricted Subsidiary created or otherwise occurring from time to time following the Closing Date to join in the execution of the Subsidiary Guaranty in favor of Agent Bank and to deliver the original thereof, or a duly executed Certificate of Joinder in the form attached to the Subsidiary Guaranty as Exhibit A, to Agent Bank promptly, but in no event later than thirty (30) days following the creation or other occurrence of such Restricted Subsidiary. HCR shall deliver the applicable original stock certificates and shall execute or cause to be executed a Stock Pledge (Gaming) or Stock Pledge (General), as applicable, no later than thirty (30) days following the creation or other occurrence of each Restricted Subsidiary. In the case of a Stock Pledge (Gaming), HCR shall use all reasonable efforts to cause all necessary Governmental Authorities to consent to the delivery of the applicable stock certificates, together with a stock power executed in blank, to Agent Bank as soon as reasonably practical. In the case of a Stock Pledge (General), the applicable stock certificates, together with a stock power executed in blank, shall be delivered to Agent Bank


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

concurrently with the execution of the Stock Pledge (General). If any Restricted Subsidiary is redesignated as an Unrestricted Subsidiary in accordance with this Credit Agreement, then the Lenders and the Agent Bank shall promptly take such actions as may be reasonably required by the Borrowers, at Borrowers' expense, to cause such Person to be released from its obligations under the Subsidiary Guaranty and the stock of such Person to be released from the Stock Pledge (General) or Stock Pledge (Gaming), as applicable.

                  Section 5.17. SUITS OR ACTIONS AFFECTING BORROWERS. Until Bank Facility Termination, Borrowers shall promptly advise Agent Bank in writing within ten (10) Banking Business Days of Borrowers' knowledge of (a) any claims, litigation, proceedings or disputes (whether or not purportedly on behalf of Borrowers, or any of them) against, or to the actual knowledge of Borrowers, threatened or affecting Borrowers, or any of them, which could reasonably be expected to result in an award of monetary damages in excess of Three Million Dollars ($3,000,000.00), (b) any material labor controversy resulting in or threatening to result in a strike against the Hotel/Casino Facilities, or (c) any proposal by any Governmental Authority to acquire any of the material assets or business of Borrowers.

                  Section 5.18. ACCOUNT ANALYSIS OF OPERATING ACCOUNTS.
Until Bank Facility Termination, the Borrower Consolidation shall maintain the Designated Deposit Account at the principal office of Agent Bank to facilitate the operational process of the Bank Facilities. Until Bank Facility Termination, all operating and payroll accounts maintained by Borrowers at a branch of the Agent Bank shall be maintained on at least a break-even basis, in accordance with monthly analysis reports, settled quarterly.


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

                  Section 5.19. CONSENTS OF AND NOTICES TO GAMING
AUTHORITIES.

          a. On or before the Amendment Effective Date, HCR shall make all necessary applications to and procure all necessary consents and approvals of the applicable Gaming Authorities to the: (i) pledge of the stock of HTMC, HCRSC, HCCMC, HIMC, HBR and HBRMC pursuant to the HCR Stock Pledges, (ii) the restrictions on transfer and hypothecation of the stock of HTMC, HCRSC, HIMC, HCCMC, HBR and HBRMC contained in Sections 6.16 and 7.01(o) and (p), and (iii) the terms set forth in the Credit Agreement and each of the Loan Documents, to the extent which may be required by Colorado Gaming Authorities and the Iowa Gaming Authorities, except as may be required in connection with the exercise or remedies under the Security Documentation following an Event of Default; and

          b. Borrowers shall make all required reports and disclosures to the applicable Gaming Authorities, including, but not limited to, reporting this Credit Facility transaction within the time period required by Regulation 8.130(2) of the Regulations of the Nevada Gaming Authorities and as may be required by the Colorado Gaming Authorities and the Iowa Gaming Authorities.

                  Section 5.20. TRADENAMES, TRADEMARKS AND SERVICEMARKS. Borrowers shall not assign or in any other manner alienate their interest in any material tradenames, trademarks or servicemarks relating or pertaining to the Hotel/Casino Facilities during the term of the Credit Facility, except pursuant to the Security Documentation. Borrowers shall not change their names without first giving thirty (30) days prior written notice to Agent Bank, together with evidence reasonably satisfactory to the Agent Bank that all notices and other documents required to be delivered, recorded or filed in order to perfect and protect the security interest granted by the Borrowers to the Banks in such trademarks, tradenames and servicemarks and the other Collateral have been so delivered, recorded and/or filed.

                  Section 5.21. NOTICE OF HAZARDOUS MATERIALS. Within ten (10) Banking Business Days after Borrowers obtaining actual knowledge thereof, Borrowers shall immediately advise Agent Bank in writing and deliver a copy of (a) any and all enforcement, clean-up, removal or other governmental or regulatory actions expected to cost in excess of One Million Dollars ($1,000,000.00) instituted, completed or threatened pursuant to any applicable Hazardous Materials Laws relating to any Hazardous Materials (as defined in the Environmental Certificate) affecting the Collateral; (b) all claims made or threatened by any third party against Borrowers or the


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

Hotel/Casino Facilities in excess of One Million Dollars ($1,000,000.00) relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "Hazardous Materials Claims"); and (c) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Hotel/Casino Facilities that could reasonably be expected to cause the Borrowers, or any of them, or any part thereof to be classified as a "border-zone property" under the provisions of, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Hotel/Casino Facilities under, any Hazardous Materials Laws.

                  Section 5.22. COMPLIANCE WITH STATUTES, ETC. HCR will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) where non- compliance could reasonably be expected to result in a Material Adverse Change.

                  Section 5.23. COMPLIANCE WITH ACCESS LAWS.

          a. Borrowers agree that Borrowers, the Hotel/Casino Facilities and the Collateral Properties shall at all times comply in all material respects with the requirements of the Americans with Disabilities Act of 1990; the Fair Housing Amendments Act of 1988; and other federal, state or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of Governmental Authorities, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted (collectively, the "Access Laws"). At any time (but no more frequently than once annually), Agent Bank may require a certificate of compliance with the Access Laws. Agent Bank may also require a certificate of compliance (but no more frequently than once annually) with the Access Laws from an architect, engineer, or other third party acceptable to Agent Bank.

          b.   Borrowers agree to give prompt written notice to Agent
Bank of the receipt by Borrowers of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with any of the Access Laws (except proceedings or investigations which do not involve material claims of violation or non-compliance).


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

          c.   Borrowers shall indemnify, defend and hold harmless
Indemnified Parties from and against any and all claims, demands, damages, costs, expenses, losses, liabilities, penalties, fines and other proceedings including, without limitation, reasonable attorneys' fees and expenses arising directly or indirectly from or out of or in any way connected with any failure of the Hotel/Casino Facilities or the Collateral Properties to comply with any of the Access Laws. The obligations and liabilities of Borrowers under this section shall survive Bank Facility Termination, but shall terminate upon any satisfaction, assignment, judicial or nonjudicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure for violations relating to conditions not in existence as of the date of such satisfaction, assignment, judicial or nonjudicial foreclosure proceeding or deed in lieu of foreclosure.

                  Section 5.24. INTEREST RATE PROTECTION.

          a. On or before one hundred eighty (180) days following the Amendment Effective Date, Borrowers shall enter into Interest Rate Hedges for an aggregate principal amount of no less than fifty percent (50.0%) of the Total Funded Debt then outstanding (exclusive of Contingent Liabilities) which Interest Rate Hedges shall be for a term of no less than three (3) years.

          b. On or before one hundred eighty (180) days following the Commitment Increase Effective Date, Borrowers shall enter into Interest Rate Hedges for an aggregate principal amount of no less than fifty percent (50.0%) of the amount of the Commitment Increase and for a term of no less than three
(3) years.

                  Section 5.25. PROHIBITION ON PREPAYMENT OR DEFEASANCE
OF SENIOR SUBORDINATED NOTES. Notwithstanding anything contained in the Credit Agreement to the contrary, none of Borrowers nor any Subsidiary of Borrowers shall, except with the prior written consent of the Requisite Lenders, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Senior Subordinated Notes, except: (i) for regularly scheduled payments of principal and interest in respect of such Senior Subordinated Notes required pursuant to the instruments evidencing such Senior Subordinated Notes, or (ii) prepayments, purchases, redemptions retirements, acquisitions or setting apart of money as aforesaid financed with the proceeds of other Subordinated Debt or as otherwise


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permitted under Section 6.11 herein.

                  Section 5.26. YEAR 2000 COMPLIANCE. Borrowers shall perform all acts reasonably necessary to ensure that (i) Borrowers and the hotel casino and related businesses conducted by Borrowers at the Hotel/Casino Facilities become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrowers' material systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all material software, hardware, firmware, equipment, goods or systems of the Borrower Consolidation material to the business operations or financial condition of the Borrower Consolidation, will properly perform date sensitive functions before, during and after the year 2000. Borrowers shall, promptly upon request, provide to Agent Bank such certifications or other evidence of Borrowers' compliance with the terms of this paragraph as Agent Bank or Requisite Lenders may from time to time reasonably require.

                  Section 5.27. DESIGNATION OF BANK FACILITIES AS DESIGNATED SENIOR DEBT. Concurrently with the occurrence of the Amendment Effective Date, HCR shall cause the Bank Facilities to be designated as "Designated Senior Debt" as defined and described in the Indenture pursuant to an officers' certificate issued by HCR and delivered to the trustee under the Indenture, all in accordance with the requirements and procedures set forth in the Indenture.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

                  From and after the Amendment Effective Date, until payment in full of all sums owing hereunder and under the Notes and the occurrence of Bank Facilities Termination, the Borrower Consolidation agrees, as set forth below, to comply or cause compliance with the following:

                  Section 6.01. LEVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Amendment Effective Date and continuing as of each Fiscal Quarter end thereafter occurring until Bank Facilities Termination, the Borrower Consolidation shall maintain a Leverage Ratio no greater than the ratios described hereinbelow to be calculated as of the end of each Fiscal Quarter in accordance with the following schedule:


                                                                    MAXIMUM
           FISCAL QUARTER END                                   LEVERAGE RATIO
           ------------------                                   --------------
As of the end of the first Fiscal
Quarter following the Amendment
Effective Date, through the end of
the eighth Fiscal Quarter following
the Amendment Effective Date                                      4.75 to 1.00

As of the end of the ninth Fiscal
Quarter following the Amendment
Effective Date through the end of
the twelfth Fiscal Quarter
following the Amendment Effective                                 4.25 to 1.00
Date

As of the end of the thirteenth
Fiscal Quarter following the
Amendment Effective Date through
the end of the sixteenth Fiscal
Quarter following the Amendment                                   3.75 to 1.00
Effective Date

As of the end of the seventeenth
Fiscal Quarter following the
Amendment Effective Date, and as of
the end of each Fiscal Quarter
thereafter occurring until the
occurrence of Bank Facilities                                     3.50 to 1.00
Termination


                  Section 6.02. SENIOR LEVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Amendment Effective Date and continuing as of each Fiscal Quarter end until Bank Facilities Termination, the Borrower Consolidation shall maintain a Senior Leverage Ratio no greater than the ratios described hereinbelow to be calculated as of the end of each Fiscal Quarter in accordance with the following schedule:


                                                                    MAXIMUM
           FISCAL QUARTER END                                   LEVERAGE RATIO
           ------------------                                   --------------
As of the end of the first Fiscal
Quarter following the Amendment
Effective Date through the end of
the sixth Fiscal Quarter following
the Amendment Effective Date                                      3.30 to 1.00


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

As of the end of the seventh Fiscal
Quarter following the Amendment
Effective Date through the end of
the twelfth Fiscal Quarter
following the Amendment Effective
Date                                                              3.00 to 1.00

As of the end of the thirteenth
Fiscal Quarter following the
Amendment Effective Date through
the end of the sixteenth Fiscal
Quarter following the Amendment                                   2.50 to 1.00
Effective Date

As of the end of the seventeenth
Fiscal Quarter following the
Amendment Effective Date and as of
the end of each Fiscal Quarter
thereafter occurring until the
occurrence of Bank Facilities
Termination                                                       2.25 to 1.00


                  Section 6.03. FIXED CHARGE COVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Amendment Effective Date and continuing as of each Fiscal Quarter end until the occurrence of Bank Facilities Termination, the Borrower Consolidation shall maintain a Fixed Charge Coverage Ratio no less than 1.50 to 1.00.

                  Section 6.04. ADJUSTED FIXED CHARGE COVERAGE RATIO. Commencing as of the first Fiscal Quarter ending subsequent to the Amendment Effective Date and continuing as of each Fiscal Quarter end until the occurrence of Bank Facilities Termination, the Borrower Consolidation shall maintain an Adjusted Fixed Charge Coverage Ratio no less than 1.10 to 1.00.

                  Section 6.05. MINIMUM NET WORTH. The Borrower Consolidation shall maintain as of the end of each Fiscal Quarter following the Amendment Effective Date, a Net Worth equal to or greater than the sum of (a) ninety percent (90%) of the Net Worth of the Borrower Consolidation as of the Amendment Effective Date, after giving effect to the BR Acquisition, the payment of the BR Acquisition Consideration and all related fees and expenses incurred in connection therewith, and the incurrence of Indebtedness in connection therewith, plus (b) commencing with the Fiscal Quarter ending February 29, 2000, ninety percent (90%) of Net Income of the Borrower Consolidation after taxes realized as of each Fiscal Quarter end (without reduction for any net losses), plus (c) seventy-five percent (75%) of the proceeds received in Cash or Cash


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

Equivalents (net of reasonable expenses, including, without limitation, underwriting commissions and discounts and legal and accounting costs, if any) from all additional Equity Offerings made after the Amendment Effective Date, other than with respect to the proceeds of Equity Offerings which have been declared and identified for Investment in Unrestricted Subsidiaries under
Section 6.08(p), less (d) one hundred percent (100%) of all Investments in Unrestricted Subsidiaries, exclusive of any Investments made pursuant to Section 6.08(p), plus (e) to the extent not included as Net Income of the Borrower Consolidation in subsection (b) above, one hundred percent (100%) of the amount of all Investment Returns (other than Investment Returns with respect to Investments made pursuant to Section 6.08(p) or Investment Returns constituting interest).

                  Section 6.06. CAPITAL EXPENDITURE REQUIREMENT. During each Fiscal Year, commencing with the Fiscal Year commencing December 1, 1998, Borrowers shall make or cause to be made, Capital Expenditures to the Hotel/Casino Facilities in a minimum aggregate amount equal to or greater than two percent (2%) of gross revenues ("Minimum Cap Ex Requirement") derived from the Hotel/Casino Facilities by the Borrower Consolidation during the immediately preceding Fiscal Year. Provided further, however, to the extent Borrowers spend less than the minimum amount required for Capital Expenditures during any Fiscal Year, the unused amount shall be set aside in a reserve account and shall be expended by Borrowers during the next occurring Fiscal Year in addition to the minimum aggregate amount required during the next occurring Fiscal Year. No Default or Event of Default under this Section 6.06 will be deemed to occur until such time as the unused amount set aside in the reserve account is not utilized in such next occurring Fiscal Year.

                  Section 6.07. CONTINGENT LIABILITY(IES). The Borrower Consolidation shall not directly or indirectly incur any Contingent Liability(ies) in excess of the cumulative aggregate principal amount of Ten Million Dollars ($10,000,000.00) at any time outstanding without the prior written consent of Majority Lenders. In no event shall any Contingent Liabilities be secured by a Lien on any property or assets of any member of the Borrower Consolidation.

                  Section 6.08. INVESTMENT RESTRICTIONS. Other than Investments permitted herein or approved in writing by Majority Lenders, the Borrower Consolidation shall not make any Investments (whether by way of loan, stock purchase, capital contribution, or otherwise) other than the following:

          (a)  Cash, Cash Equivalents and direct


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

obligations of the United States Government;

          (b)  Prime commercial paper (AA rated or better);

          (c) Certificates of Deposit or Repurchase Agreement issued by a commercial bank having capital surplus in excess of One Hundred Million Dollars ($100,000,000.00);

          (d) Money market or other funds of nationally recognized institutions investing solely in obligations described in (a), (b) and (c) above;

          (e) Loans and advances to officers, employees and directors in the ordinary course of business not exceeding Five Hundred Thousand Dollars ($500,000.00) in the aggregate at any one time; and

          (f) Investments in Unrestricted Subsidiaries at the discretion of Borrowers up to the maximum cumulative aggregate amount of Sixty Million Dollars ($60,000,000.00) (without giving effect to Investments made pursuant to subsection (p) below), measured by the amount actually invested without adjustment for subsequent increases or decreases in the value of such Investment, but the outstanding aggregate amount of such Investments shall be deemed reduced by the aggregate amount of Investment Returns received by the Borrower Consolidation;

          (g) Investments in Restricted Subsidiaries and any member of the Borrower Consolidation, so long as after giving effect to such Investment no Default or Event of Default would result from the making of such Investment;

          (h) Capital Expenditures for the Hotel/Casino Facilities during each Fiscal Year;

          (i) Investments received by any member of the Borrower Consolidation from any other member of the Borrower Consolidation;

          (j) Investments received in settlement of arms- length disputes with non-Affiliates of Borrowers;

          (k) Investments received as consideration for asset sales made in arms-length transactions for fair market consideration;

          (l) extensions of credit to customers in the ordinary course of business;


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          (m)  Contingent Liabilities and Indebtedness permitted to be incurred under Sections 6.07 and 6.10;

          (n) Accounts receivable, endorsements for collection or deposits arising in the ordinary course of business;

          (o) Investments relating to obligations of employees or management of Borrower Consolidation relating to the purchase by such Persons of equity interests in the Borrower Consolidation;

          (p) Investments in Unrestricted Subsidiaries may be made in excess of the amount permitted pursuant to clause (f), provided that such excess amount is funded through capital contributions, additional paid in capital or equity investments in HCR or through Equity Offerings, in each case which have been declared and identified by HCR prior to the funding of such capital contribution, additional paid in capital, equity investment or Equity Offering for investment in Unrestricted Subsidiaries and provided further that Investments pursuant to this subsection (p) may be made at any time, regardless of whether Investments are then permitted to be made under Subsection (f) above;

          (q) Investments by the Borrower Consolidation in a Person engaged in a business related to the business of the Borrower Consolidation if as a result thereof such Person becomes a member of the Borrower Consolidation or such Person is merged, consolidated or amalgamated with or into or transfers or conveys all or substantially all of its assets to, or is liquidated into any member of the Borrower Consolidation; and

          (r) Investments of a Person that becomes a member of the Borrower Consolidation or is merged, consolidated or amalgamated with or into or transfers or conveys all or substantially all of its assets to, or is liquidated into any member of the Borrower Consolidation.

                  Section 6.09. TOTAL LIENS. The Borrower Consolidation shall not directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any of their respective assets or any of the Collateral, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any of the Collateral under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:


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          (a)  Permitted Encumbrances;

          (b) Liens granted or permitted pursuant to the Security Documentation, which secure obligations of the Borrower Consolidation under the Loan Documents and Secured Interest Rate Hedges;

          (c) Liens on the FF&E and other goods securing Indebtedness to finance the purchase price thereof; PROVIDED that (i) such Liens shall extend only to the equipment and other goods and FF&E so financed and the proceeds thereof, and (ii) such Liens shall not secure an outstanding principal amount of Indebtedness in excess of Twenty-Five Million Dollars ($25,000,000.00) in the aggregate at any time; and

          (d) The Liens set forth on the Schedule of Liens marked "Schedule 6.09" attached hereto and by this reference incorporated herein and made a part hereof.

                  Section 6.10. LIMITATION ON INDEBTEDNESS. The Borrower Consolidation will not incur any Indebtedness, except as specifically permitted hereinbelow:

          a. Interest Rate Hedges up to the maximum aggregate notional principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) at any time outstanding;

          b.   Unsecured Indebtedness, Secured Indebtedness permitted under
Section 6.09(c) and Capital Lease Liabilities up to the maximum cumulative aggregate principal amount of Twenty-Five Million Dollars ($25,000,000.00) at any time outstanding, provided that in no event shall unsecured Indebtedness under this subsection (b) exceed Ten Million Dollars ($10,000,000.00) in the aggregate;

          c. Subordinated Debt, provided that one hundred percent (100%) of the principal amount of such Subordinated Debt, not otherwise applied to repay, retire, redeem, defease or otherwise acquire other Subordinated Debt, in excess of the sum of (x) One Hundred Fifty Million Dollars ($150,000,000.00) plus (y) all costs, fees and expenses (including without limitation underwriting, placement, financial advisory and similar fees and expenses) incurred in connection with the placement or incurrence of such Subordinated Debt plus (z) all premium and interest paid with respect to Indebtedness refinanced, retired, defeased, replaced or repaid with the proceeds of such Subordinated Debt, shall be used by the Borrower Consolidation to make a Voluntary Permanent Reduction promptly following the incurrence of such Subordinated Debt;


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          d.   The Bank Facilities and the Merger Consideration;

          e. Indebtedness (other than as described in clause (d)) existing as of the Merger Effective Date and not repaid on such date and any Indebtedness incurred to refinance, retire, renew, defease or replace such Indebtedness, so long as such Indebtedness so incurred does not have (i) a principal amount greater than the unpaid balance of Indebtedness being refinanced, retired, renewed, defeased or replaced or (ii) a maturity date earlier than the Indebtedness being refinanced, retired, renewed, defeased or replaced;

          f.   Indebtedness between members of the Borrower Consolidation;

          g.   Indebtedness constituting Investments permitted under
Section 6.08;

          h. Indebtedness constituting Contingent Liabilities permitted to be incurred under Section 6.07;

          i. Indebtedness incurred by the Borrower Consolidation arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees, letters of credit, bankers' acceptances, surety bonds or performance bonds securing the performance of the Borrower Consolidation to any Person acquiring all or a portion of the business or assets of the Borrower Consolidation to the extent such transfer is permitted by Section 6.14;

          j. Indebtedness in respect of performance bonds, bankers' acceptances, letters of credit and surety or appeal bonds entered into by the Borrower Consolidation in the ordinary course of their business;

          k. Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business; and

          l. Indebtedness of a Restricted Subsidiary acquired after the date hereof and Indebtedness of a corporation merged or consolidated with or into the Borrower or a Subsidiary after the date hereof, which Indebtedness in each case exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Credit Agreement.


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                  Section 6.11. MINIMUM SUBORDINATED DEBT. The Borrower
Consolidation shall maintain at all times commencing on the Amendment Effective Date and continuing until the occurrence of Bank Facilities Termination, Subordinated Debt in an aggregate principal amount no less than One Hundred Fifty Million Dollars ($150,000,000.00), provided that the required minimum amount of Subordinated Debt as set forth above shall be reduced by the amount of
(i) capital contributions, additional paid in capital, equity investments received by HCR and/or proceeds of Equity Offerings subsequent to the Merger Effective Date, other than those capital contributions, additional paid in capital, equity investments and/or Equity Offerings made pursuant to Section 6.08(p), and (ii) the net proceeds received by the Borrower Consolidation from the issuance of Permitted Preferred Stock.

                  Section 6.12. RESTRICTION ON DISTRIBUTIONS. HCR shall not pay or declare any dividends or Distributions on capital stock (voting and non-voting) or Permitted Preferred Stock to its shareholders, other than dividends payable in kind in the form of additional shares of capital stock. Notwithstanding the foregoing so long as no Event of Default has occurred and remains continuing or would result from the payment or making of such Distribution, the Borrower Consolidation may (i) purchase, redeem, defease, retire or otherwise acquire any shares of its capital stock effected through the issuance of capital stock (other than capital stock which, by its terms, matures or is mandatorily or optionally redeemable (other than in connection with a change of control, merger, consolidation or asset sale) prior to the Maturity
Date), (ii) pay Distributions to redeem or purchase capital stock of Borrower Consolidation or options, warrants, or other securities convertible into capital stock of Borrower Consolidation from employees or directors of Borrower Consolidation, (iii) make Distributions for the purpose of permitting payments in lieu of fractional shares, (iv) make Distributions which are funded with Investment Returns received from Unrestricted Subsidiaries, in an amount not to exceed the aggregate amount of Investments (without deduction for Investment Returns received in respect of Investments) made in Unrestricted Subsidiaries pursuant to Section 6.08(p), (v) make Distributions to Affiliates which are otherwise prohibited under this Section 6.12, up to the maximum aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000.00) during any Fiscal Year, for the purpose of paying (a) ordinary operating expenses of such Affiliate relating to such Affiliate's ownership of HCR, and (b) such Affiliate for performing services for the Borrower Consolidation, and (vi) pay Distributions to the holders of the capital stock (voting and non-voting) of HCR and to the holders of Permitted Preferred Stock so long as the Leverage Ratio of the Borrower


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Consolidation is less than or equal to 3.00 to 1.00 as of the most recently ended Fiscal Quarter.

                  Section 6.13. NO CHANGE OF CONTROL. Until the occurrence of Bank Facility Termination, no Change of Control shall occur.

                  Section 6.14. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. Other than as approved in writing by Majority Lenders, no member of the Borrower Consolidation shall wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (except a merger or consolidation with another entity within the Borrower Consolidation), or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time prior to Bank Facility Termination) all or any material part of its respective property or assets (except to another entity within the Borrower Consolidation), except that the following shall be permitted: (i) HBR may lease the BR Purchase Property to IWRA pursuant to the BR Master Lease, (ii) the Borrowers may make sales of inventory and other assets in the ordinary course of business, (iii) the Borrowers may, in the ordinary course of business, sell equipment and FF&E as provided in Section 5.01, (iv) HCR or any of its Subsidiaries may sell any Unrestricted Subsidiary or New Venture Investment (or all or a portion of its Investment therein) in exchange for its fair value, (v) mergers or consolidations so long as (x) no Default or Event of Default will occur after giving pro forma effect thereto for the prior four (4) Fiscal Quarters, (y) a Borrower is the surviving Person of such merger or consolidation and (z) the Net Worth of the Person being so merged or consolidated into a member of the Borrower Consolidation immediately prior to such merger or consolidation shall not exceed seventy-five percent (75%) of the Net Worth of the Borrower Consolidation immediately prior to such merger or consolidation, (vi) the license of software, trademarks, patents and other intellectual property, in a manner which will not materially adversely affect the Borrower Consolidation, and (vii) any sale or transfer permitted under Section 6.16.

                  Section 6.15. TRANSACTIONS WITH AFFILIATES. Other than:
(i) between and amongst the Borrower Consolidation, or (ii) in connection with Investments in a New Venture and/or New Venture Subsidiaries, (iii) payments permitted under Section 6.12, (iv) payments made in accordance with any employment agreements entered into by the Borrower or any Subsidiary in the ordinary course of business, and (v) payments by the Borrower Consolidation pursuant to any indemnification agreements with its directors and officers with respect to any action taken or omitted to be taken by such director or officer in such director's or officer's capacity as a director or


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officer of any Borrower or Subsidiary, no transactions shall be made by the
Borrower Consolidation with Affiliates or Subsidiaries of the Borrower Consolidation other than arms length transactions for fair market value.

                  Section 6.16. NO TRANSFER OF OWNERSHIP. HCR shall not transfer or hypothecate its ownership interests in any of the Operating Subsidiaries or any Restricted Subsidiary except in connection with the Security Documentation. Provided, however, Borrowers shall have the right to sell any Unrestricted Subsidiary or New Venture Investment (or all or a portion of its Investment therein) in exchange for its fair value.

                  Section 6.17. ERISA. Borrowers shall:

          a. Not permit at any time any Pension Plan which is maintained by such Borrower, and use its best efforts not to permit any Pension Plan with respect to which such Borrower is obligated to contribute on behalf of its perspective employees, to:

               (i) engage in any nonexempt "prohibited transaction", as such term is defined in Section 4975 of the Code, which may reasonably be expected to result in material liability of such Borrower to the Pension Plan or the Pension Benefit Guaranty Corporation,

               (ii) incur any material "accumulated funding deficiency", as that term is defined in Section 302 of ERISA, which may reasonably be expected to result in material liability of such Borrower to the Pension Plan or the Pension Benefit Guaranty Corporation.

          b. Upon such Borrower becoming aware thereof, promptly notify the Agent Bank of the occurrence of any "reportable event" (as defined in Section 4043 of ERISA) or of any non-exempt "prohibited transaction" (as defined in
Section 4975 of the Code) with respect to any Pension Plan which is maintained by such Borrower or to which such Borrower is obligated to contribute on behalf of its employees or any trust created thereunder.

          c. Not, at any time, permit any Pension Plan which is maintained by such Borrower to fail to comply with ERISA or other applicable laws that would result in a Material Adverse Effect.


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                  Section 6.18. MARGIN REGULATIONS. No part of the proceeds of the Credit Facility, Swingline Facility or L/C Facility will be used by Borrowers, or any of them, in violation of or inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                  Section 6.19. LIMITATION ON ADDITIONAL SUBSIDIARIES.
No Operating Subsidiary shall create any additional Subsidiaries without the prior written consent of Majority Lenders.

                  Section 6.20. LIMITATION ON CONSOLIDATED TAX LIABILITY. No Borrower shall be liable for federal income taxes relating to the taxable income of any Subsidiary or Affiliate of the Borrowers, or any of them, in excess of the amount of federal income taxes it would pay if reporting as a separate entity, unless such Borrower is fully reimbursed by such Subsidiary or Affiliate on or before the payment of such taxes.

                  Section 6.21. CHANGE IN ACCOUNTING PRINCIPLES. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements delivered to Agent Bank pursuant to the terms hereof are hereinafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrowers with the agreement of their independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found herein, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of Borrowers shall be the same after such changes as if such changes had not been made; provided, however, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner reasonably satisfactory to Agent Bank and Requisite Lenders, to so reflect such change in accounting principles.


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                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  Section 7.01. EVENTS OF DEFAULT. Any of the following events and the passage of any applicable notice and cure periods shall constitute an Event of Default hereunder:

          (a) Any representation or warranty made by Borrowers or any Subsidiary of Borrowers pursuant to or in connection with this Credit Agreement, the Notes, the Environmental Certificate, or any other Loan Document or in any report, certificate, financial statement or other writing furnished by Borrowers or any Subsidiary of Borrowers in connection herewith, shall prove to be false, incorrect or misleading in any materially adverse aspect as of the date when made unless cured within thirty (30) days of the date when made if such representation or warranty is capable of being cured.

          (b) Borrowers shall have defaulted in the payment of any interest on the Revolving Credit Note or Swingline Note for a period of five (5) days from the date such payment is due or shall have defaulted in the payment of any principal on the Revolving Credit Note when due;

          (c) Any of the Security Documentation or any provision thereof shall cease to be in full force and effect in any material respect or shall cease to give the Agent Bank in any material respect the liens, rights, powers and privileges purported to be created thereby (other than as a result of any action or inaction by Agent Bank or any Bank) or the Borrowers shall default in the due performance or observance of any term, covenant or agreement on their part to be performed or observed pursuant to the Security Documentation for a period of thirty (30) days after written notice thereof is delivered to Borrowers by Agent Bank (or such shorter period following such notice as may be specified in any Loan Document);

          (d) Borrowers shall have defaulted in the payment of any fees required to be paid under the Fee Side Letter, late charge, Commitment Fees, expenses, indemnities or any other amount owing under any Loan Document for a period of five (5) days after notice thereof to Borrowers from Agent Bank;

          (e) Borrowers or any Restricted Subsidiary shall fail duly and punctually to perform or comply with: (i) any term, covenant, condition or promise contained in Sections 5.25, 6.01, 6.02, 6.03, 6.04, 6.05, 6.07, 6.08,
6.09, 6.10, 6.11, 6.12, 6.13, 6.16, 6.18 or 6.19, or (ii) any other term, covenant, condition or promise contained in this Credit


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Agreement, the Notes, or any other Loan Document (other than the Security
Documentation) and, in the case of any term, covenant, condition or promise covered by this clause (ii), such failure shall continue thirty (30) days after written notice thereof is delivered to Borrowers by Agent Bank (or such shorter period following such notice as may be specified in any Loan Document);

          (f) Any Borrower or any Restricted Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for all or substantially all of its property, or shall consent to any such relief or to the appointment or taking possession by any such official in any involuntary case or other proceeding against it;

          (g) An involuntary case or other proceeding shall be commenced against any Borrower or any Restricted Subsidiary seeking liquidation, reorganization or other relief with respect to itself or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, for all or substantially all of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days;

          (h) Any Borrower or any Restricted Subsidiary makes an assignment of all or substantially all of their assets for the benefit of its creditors;

          (i) Borrowers default, beyond any applicable grace period, under the terms of the Indenture or the terms of any Subordinated Debt if the effect thereof (provided such Default shall be deemed cured if waived by the requisite holders of the Subordinated Debt) is to permit the acceleration thereof by the holders thereof or Borrowers shall fail to make any payment when due (whether by scheduled maturity, required prepayment, offer to purchase, redemption, acceleration, demand or otherwise, in each case beyond the grace period provided with respect to such Indebtedness) on any Indebtedness (other than any Indebtedness under this Credit Agreement), if the aggregate outstanding principal amount of such Indebtedness is Ten Million Dollars ($10,000,000.00), or more, or any breach, default or event of default shall occur, or any other event shall occur or condition shall exist, under any instrument, agreement or indenture pertaining thereto if the effect thereof is to accelerate, the maturity of any such Indebtedness; or any


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such Indebtedness shall be declared to be due and payable or shall be required to be prepaid, purchased or redeemed (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, or the holder of any lien in any amount, shall commence foreclosure of such lien upon property of Borrowers having a value in excess of Ten Million Dollars ($10,000,000.00) and such foreclosure shall continue against such property to a date less than thirty
(30) days prior to the date of the proposed foreclosure sale;

          (j) The occurrence of any event of default, beyond any applicable grace period, under the terms of any agreement with any Lender in connection with a Secured Interest Rate Hedge relating to the Credit Facility;

          (k) The occurrence of any Reportable Event as defined under ERISA, which constitutes proper grounds for the termination of any employee pension benefit plan or pension plan of Borrowers covered by ERISA by the Pension Benefit Guaranty Corporation or for the appointment by an appropriate United States District Court of a trustee to administer any such plan, which results in a Material Adverse Change and should continue for thirty (30) days after written notice of such determination shall have been received by Borrowers from Agent Bank;

          (l) Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of Ten Million Dollars ($10,000,000.00) (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Borrower or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder);

          (m)  The loss, revocation or suspension (for a period in excess of ten
(10) calendar days) of the Gaming Permits issued by the applicable Gaming Authorities for the Hotel/Casino Facilities, or any of them, or the failure of Borrowers to maintain gaming activities at the Hotel/Casino Facilities, other than on account of force majeure or periodic drydocking in compliance with USCG requirements, at least to the same general extent as is presently conducted thereon for a period in excess of thirty (30) consecutive days;

          (n) Any order, judgment or decree shall be entered against any Borrower or any Restricted Subsidiary decreeing its involuntary dissolution and such order shall remain undischarged and unstayed for a period in excess of


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thirty (30) days, or any Borrower shall otherwise dissolve or cease to exist, other than as permitted under Section 6.14;

          (o) The occurrence of any Change in Control following the Amendment Effective Date;

          (p) HTMC shall fail to perform, in a timely manner, any material obligation which it may have under the Park Cattle Lease, which continues beyond the expiration of any applicable cure period;

          (q) The failure of HTMC to timely perform any material obligation which it may have under the Tahoe Greenbelt Lease, the California Greenbelt Lease or the Hard Rock Lease, which in either case continues beyond the expiration of any applicable cure period;

          (r) The failure of HIMC to timely perform any material obligation which it may have under the Westwood Lease, the Friendship Sublease or the Iowa Sponsorship Agreement, which in any such case continues beyond the expiration of any applicable cure period;

          (s) The failure of HBR to timely perform any material obligation which it may have under the BR Master Lease, which continues beyond the expiration of any applicable cure period;

          (t) The failure of HBRMC to timely perform any material obligation which it may have under the BR Management Agreement, which continues beyond the expiration of any applicable cure period;

          (u) Any Subsidiary Guaranty shall cease to be in full force or effect in any material respect (other than as a result of a merger or consolidation or sale of equity permitted hereunder or as a result of any Restricted Subsidiary being re-designated as an Unrestricted Subsidiary), or any Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiary Guaranty, or such Subsidiary Guarantor shall default for a period of thirty (30) days after notice thereof from Agent Bank in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiary Guaranty;

          (v) The Hard Rock Subordination Agreement shall cease to be in full force or effect in any material respect, other than on account of termination of the Hard Rock Lease;

          (w)  The Westwood Subordination and Non-


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Disturbance Agreement shall cease to be in full force or effect in any material respect, other than on account of termination of the Westwood Lease;

          (x) The BR Master Lease Subordination and Non- Disturbance Agreement shall cease to be in full force or effect in any material respect, other than on account of termination of the BR Master Lease; or

          (y) The occurrence of a Material Adverse Change with respect to the Borrower Consolidation taken as a whole which has continued for more than sixty
(60) days.

                  Section 7.02. DEFAULT REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and upon the consent of Requisite Lenders, Agent Bank shall declare the unpaid balance of the Notes, together with the interest thereon, to be fully due and payable, and, in addition, the applicable Banks, as set forth below may, at their option, or shall, as indicated below, exercise any or all of the following remedies:

          (a) Agent Bank may, upon the consent of Requisite Lenders, or at the direction of the Requisite Lenders shall terminate the obligation of Lenders to make any advances for Borrowings and/or declare all outstanding unpaid Indebtedness hereunder and under the Notes and other Loan Documents together with all accrued interest thereon immediately due and payable without presentation, demand, protest or notice of any kind. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or (h) with respect to any member of the Borrower Consolidation.

          (b) The Swingline Lender shall, upon receipt of written notice of the occurrence of an Event of Default, terminate its obligation to make any advances under the Swingline Facility and may declare all outstanding unpaid Indebtedness hereunder and under the Swingline Note, together with all accrued interest thereon immediately due and payable without presentation, demand, protest or notice of any kind. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or (h) with respect to any member of the Borrower Consolidation.

          (c) The L/C Issuer shall, upon receipt of written notice of the occurrence of an Event of Default, terminate its obligation to issue Letters of Credit. This remedy will be deemed to have been automatically exercised on the occurrence of any event set out in Sections 7.01(f), (g) or


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(h) with respect to any Borrower.

          (d) Agent Bank and/or L/C Issuer may, or at the direction of the Requisite Lenders will, direct the Borrowers to pay (and each of the Borrowers hereby jointly and severally agree upon receipt of such notice to pay) to the L/C Issuer an amount in Cash equal to the then outstanding L/C Exposure, such Cash to be held by L/C Issuer in the Cash Collateral Account as security for the repayment of all L/C Reimbursement Obligations thereafter occurring.

          (e) The Banks and/or Agent Bank may exercise any and all remedies available to Banks or Agent Bank under the Loan Documents.

          (f) The Banks and/or Agent Bank may exercise any other remedies available to Banks or Agent Bank at law or in equity, including requesting the appointment of a receiver to perform any acts required of Borrowers, or any of them, under this Credit Agreement, and Borrowers hereby specifically consent to any such request by Banks.

     For the purpose of carrying out this section and exercising these rights, powers and privileges, Borrowers hereby irrevocably constitute and appoint Agent Bank as their true and lawful attorney-in-fact following the occurrence and during the continuance of an Event of Default to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this paragraph in the name and on behalf of Borrowers. Agent Bank on behalf of Lenders may exercise one or more of Lenders' remedies simultaneously and all its remedies are nonexclusive and cumulative. Lenders shall not be required to pursue or exhaust any Collateral or remedy before pursuing any other Collateral or remedy. Lenders' failure to exercise any remedy for a particular default shall not be deemed a waiver of (i) such remedy, nor their rights to exercise any other remedy for that default, nor (ii) their right to exercise that remedy for any subsequent default.

                  Section 7.03. APPLICATION OF PROCEEDS. All payments and proceeds received and all amounts held or realized from the sale or other disposition of the Collateral Properties and other Collateral, which are to be applied hereunder towards satisfaction of Borrowers' obligations under this Credit Agreement, shall be applied in the following order of priority:

          (a) First, to the payment of all reasonable fees, costs and expenses (including reasonable attorney's fees and expenses) incurred by Agent Bank and Banks, their agents or representatives in connection with the realization upon any of


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the Collateral;

          (b) Next, to the payment in full of any other amounts due under this Credit Agreement and any other Loan Documents (other than the principal and interest under Notes, an L/C Reimbursement Obligations or any liability under Secured Interest Rate Hedges);

          (c)  Next, to the balance of interest remaining unpaid on the Notes;

          (d) Next, to the balance of principal remaining unpaid on the Notes, L/C Reimbursement Obligations and Secured Interest Rate Hedges on a pari passu basis; and

          (e) Next, the balance, if any, of such payments or proceeds to whomever may be legally entitled thereto.

                  Section 7.04. NOTICES. In order to entitle Agent Bank and/or Banks to exercise any remedy available hereunder, it shall not be necessary for Agent Bank and/or Banks to give any notice, other than such notice as may be required expressly herein.

                  Section 7.05. AGREEMENT TO PAY ATTORNEY'S FEES AND EXPENSES. Subject to the provisions of Section 10.14, upon the occurrence of an Event of Default, as a result of which Agent Bank and/or Banks shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of Borrowers contained herein, Borrowers shall, on demand, pay to Agent Bank and Banks the actual and reasonable fees of such attorneys (including actual and reasonable allocated costs of in-house legal counsel) and such other reasonable expenses so incurred by Agent Bank and Banks.

                  Section 7.06. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Credit Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                  Section 7.07. LICENSING OF AGENT BANK AND LENDERS. In the event of the occurrence and continuance of an Event of Default hereunder or under any of the Loan Documents and it shall become necessary, or in the opinion of Requisite Lenders advisable, for an agent, supervisor, receiver or other representative of Agent Bank and Banks to become licensed under the provisions of the laws of the States of Nevada, Colorado or


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Iowa or rules and regulations adopted pursuant thereto, as a condition to receiving the benefit of any Collateral encumbered by the Security Documentation or other Loan Documents for the benefit of Lenders or otherwise to enforce their rights hereunder or thereunder, Borrowers do hereby give their consent to the granting of such license or licenses and agrees to execute such further documents as may be reasonably required in connection with the evidencing of such consent.

                  Section 7.08. EXERCISE OF RIGHTS SUBJECT TO APPLICABLE LAW. All rights, remedies and powers provided by this Article VII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the laws of any Governmental Authority and all of the provisions of this Article VII are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Credit Agreement invalid, unenforceable or not entitled to be recorded or filed under the provisions of any applicable law.

                  Section 7.09. DISCONTINUANCE OF PROCEEDINGS. In case
Agent Bank and/or Banks shall have proceeded to enforce any right, power or remedy under this Credit Agreement, the Notes, the Security Documentation or any other Loan Document by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Banks, then and in every such case Borrowers, Agent Bank and/or Banks shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of Agent Bank and Banks shall continue as if such proceedings had not been taken, subject to any binding ruling, order of judgment by the applicable court or other tribunal in any such proceeding.

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

                  Section 8.01. NO ABATEMENT OF PAYMENTS. If all or any part of the Collateral shall be materially damaged or destroyed, or if title to or the temporary use of the whole or any part of any of the Collateral shall be taken or condemned by a competent authority for any public use or purpose, or by exercise of the power of eminent domain, there shall be no abatement or reduction in the amounts payable by Borrowers hereunder or under the Notes, and Borrowers shall continue to be obligated to make such payments.

                  Section 8.02. DISTRIBUTION OF CAPITAL PROCEEDS UPON OCCURRENCE OF FIRE, CASUALTY, OTHER PERILS OR CONDEMNATION.


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All Capital Proceeds received from "All Risk" including flood and earthquake insurance policies covering any of the Collateral or from condemnation or similar actions in regard to said Collateral, shall be paid directly to Agent Bank. In the event the amount paid to Agent Bank is equal to or less than Five Million Dollars ($5,000,000.00), such amount shall be paid to Borrowers, unless a Default in the payment of any principal or interest owing under the terms of the Bank Facilities or an Event of Default shall have occurred hereunder and is continuing, for repair or replacement of the property destroyed or condemned or to reimburse Borrowers for the costs of such repair or replacement incurred prior to the date of such release. In the event the amount of Capital Proceeds paid to Agent Bank is greater than Five Million Dollars ($5,000,000.00) ("Significant Repair Funds"), then, unless a Default in the payment of any principal or interest owing under the terms of the Bank Facilities or Event of Default has occurred hereunder and is then continuing, the entire amount so collected or so much thereof as may be required to repair or replace the destroyed or condemned property, shall, subject to the conditions set forth below, be released to Borrowers for repair or replacement of the property destroyed or condemned or to reimburse Borrowers for the costs of such repair or replacement incurred prior to the date of such release. If a Default in the payment of any principal or interest owing under the terms of the Bank Facilities or Event of Default has occurred hereunder and is then continuing such amount may, at the option of Requisite Lenders, be applied to pay the outstanding balance of the Credit Facility. In the event the amount of Capital Proceeds so collected is applied to pay or reduce the outstanding balance of the Credit Facility, the amount received by Agent Bank shall be applied in the priority set forth in Section 7.03. In the event Banks are required to release all or a portion of the Significant Repair Funds to Borrowers for such repair or replacement of the property destroyed or condemned, such release of funds shall be made in accordance with the following terms and conditions:

          a. The repairs, replacements and rebuilding shall be made in accordance with plans and specifications to be reasonably approved by Requisite Lenders and in accordance with all applicable laws, ordinances, rules, regulations and requirements of Governmental Authorities;

          b. Borrowers shall provide Agent Bank with a reasonable detailed estimate of the costs of such repairs or restorations;

          c. Borrowers shall satisfy the Requisite Lenders that after the reconstruction is completed, the value of the Collateral, as determined by the Requisite Lenders in


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their reasonable discretion, will not be less than the value of the
Collateral immediately prior to the damage, destruction, condemnation or taking, as reasonably determined by the Requisite Lenders pursuant to this Credit Agreement;

       d. If, in the Requisite Lenders' reasonable opinion, any undisbursed portion of the Available Borrowings, after deposit of such proceeds, is insufficient to pay all costs of reconstruction of the Hotel/Casino Facilities or other Collateral, Borrowers shall within ten (10) days of the date such additional funds will be required deposit additional funds with the Agent Bank or raise additional equity capital, sufficient to pay such additional costs of reconstructing the Collateral;

       e. Borrowers have delivered to the Agent Bank a construction contract for the work of reconstruction in form and content, including insurance requirements, reasonably acceptable to the Requisite Lenders with a contractor reasonably acceptable to the Requisite Lenders;

       f. The Requisite Lenders in their reasonable discretion have determined that after the work of reconstruction is completed, the Hotel/Casino Facilities will produce income sufficient to pay all costs of operations and maintenance of the Hotel/Casino Facilities with a reasonable reserve for repairs, and service all Indebtedness secured by the Collateral;

       g. No Default in the payment of any principal or interest owing under the terms of the Bank Facilities, and no Event of Default, has occurred and is continuing;

       h. Before commencing any such work, Borrowers shall, at their own cost and expense, furnish Agent Bank with appropriate endorsements, if needed, to the "All Risk" insurance policy which Borrowers are then presently maintaining to cover all of the risks during the course of such work;

       i. Such work shall be commenced by Borrowers within one hundred twenty (120) days after (i) settlement shall have been made with the insurance companies, and (ii) all the necessary governmental approvals shall have been obtained, and such work shall be completed within a reasonable time, free and clear of all liens and encumbrances other than Permitted Encumbrances; and

       j. Disbursements of such insurance or condemnation proceeds shall be made in the customary manner used by Agent Bank for the disbursement of construction loans.

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                             ARTICLE IX

                          AGENCY PROVISIONS

     Section 9.01. APPOINTMENT.

       a. Each Lender hereby (i) designates and appoints WFB as the Agent Bank of such Lender under this Credit Agreement and the Loan Documents,
(ii) authorizes and directs Agent Bank to enter into the Loan Documents other than this Credit Agreement for the benefit of Lenders, and (iii) authorizes Agent Bank to take such action on its behalf under the provisions of this Credit Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, subject to the limitations referred to in Sections 9.10(a) and 9.10(b). Agent Bank agrees to act as such on the express conditions contained in this Article IX.

       b. The provisions of this Article IX are solely for the benefit of Agent Bank and Lenders, and Borrowers shall not have any rights to rely on or enforce any of the provisions hereof (other than as set forth in the provisions of Sections 9.03, 9.09 and 9.10), provided, however, that the foregoing shall in no way limit Borrowers' obligations under this Article IX. In performing its functions and duties under this Credit Agreement, Agent Bank shall act solely as Agent Bank of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers or any other Person.

     Section 9.02. NATURE OF DUTIES. Agent Bank shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement or in the Loan Documents. The duties of Agent Bank shall be administrative in nature. Subject to the provisions of Sections 9.05 and 9.07, Agent Bank shall administer the Bank Facilities in the same manner as it administers its own loans. Promptly following the effectiveness of this Credit Agreement, Agent Bank shall send to each Lender a duplicate executed original, to the extent the same are available in sufficient numbers, of the Credit Agreement and a copy of each other Loan Document in favor of Lenders and a copy of the filed or recorded Security Documentation, with the originals of the latter to be held and retained by Agent Bank for the benefit of all Lenders. Agent Bank shall not have by reason of this Credit Agreement a fiduciary relationship in respect of any Lender. Nothing in this Credit Agreement or any of the Loan Documents, expressed or implied, is intended or shall be construed to impose upon Agent Bank any obligation in respect of this Credit Agreement or any of the Loan Documents except as expressly set forth

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herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrowers and the Collateral in connection with the making and the continuance of the Bank Facilities hereunder and shall make its own appraisal of the creditworthiness of the Borrowers and the Collateral, and, except as specifically provided herein, Agent Bank shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

     Section 9.03.  DISBURSEMENT OF BORROWINGS.

       a. Not later than the same Banking Business Day with respect to Base Rate Loans and the next Banking Business Day with respect to LIBOR Loans, in each case following receipt of a Notice of Borrowing, Agent Bank shall send a copy thereof by facsimile to each Lender and shall otherwise notify each Lender of the proposed Borrowing and the Funding Date. Each Lender shall make available to Agent Bank (or the funding bank or entity designated by Agent
Bank), the amount of such Lender's Pro Rata Share of such Borrowing in immediately available funds not later than the times designated in Section 9.03(b). Unless Agent Bank shall have been notified by any Lender not later than the close of business (San Francisco time) on the Banking Business Day immediately preceding the Funding Date in respect of any Borrowing that such Lender does not intend to make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, Agent Bank may assume that such Lender shall make such amount available to Agent Bank. If any Lender does not notify Agent Bank of its intention not to make available its Pro Rata Share of such Borrowing as described above, but does not for any reason make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, such Lender shall pay to Agent Bank forthwith on demand such amount, together with interest thereon at the Federal Funds Rate. In any case where a Lender does not for any reason make available to Agent Bank such Lender's Pro Rata Share of such Borrowing, Agent Bank, in its sole discretion, may, but shall not be obligated to, fund to Borrowers such Lender's Pro Rata Share of such Borrowing. If Agent Bank funds to Borrowers such Lender's Pro Rata Share of such Borrowing and if such Lender subsequently pays to Agent Bank such corresponding amount, such amount so paid shall constitute such Lender's Pro Rata Share of such Borrowing. Nothing in this Section 9.03(a) shall alter the respective rights and obligations of the parties hereunder in respect of a Defaulting Lender or a Non-Pro Rata Borrowing.

       b.  Requests by Agent Bank for funding by

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Lenders of Borrowings will be made by telecopy. Each Lender shall make the amount of its Pro Rata Share of such Borrowing available to Agent Bank in Dollars and in immediately available funds, to such bank and account, in San Francisco, California as Agent Bank may designate, not later than 9:00 A.M. (San Francisco time) on the Funding Date designated in the Notice of Borrowing with respect to such Borrowing, but in no event later than one (1) Banking Business Day notice with respect to Bank Rate Loans and two (2) Banking Business Days notice with respect to LIBOR Loans, in each case following Lender's receipt of the applicable Notice of Borrowing.

       c. Nothing in this Section 9.03 shall be deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of Borrowings on any Funding Date, nor shall any Lender be responsible for the failure of any other Lender to perform its obligations to advance its Pro Rata Share of any Borrowing hereunder, and the Pro Rata Share of the Aggregate Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to advance its Pro Rata Share of any Borrowing.

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     Section 9.04.  DISTRIBUTION AND APPORTIONMENT OF PAYMENTS.

       a. Subject to Section 9.04(b), payments actually received by Agent Bank for the account of Lenders shall be paid to them promptly after receipt thereof by Agent Bank, but in any event within one (1) Banking Business Day, provided that Agent Bank shall pay to Lenders interest thereon, at the Federal Funds Rate from the Banking Business Day following receipt of such funds by Agent Bank until such funds are paid in immediately available funds to Lenders. Subject to Section 9.04(b), all payments of principal and interest in respect of Aggregate Outstandings, all payments of the fees described in this Credit Agreement, and all payments in respect of any other Obligations shall be allocated among such Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Agent Bank shall promptly distribute, but in any event within one (1) Banking Business Day, to each Lender at its primary address set forth on the appropriate signature page hereof or on the applicable Assignment and Assumption Agreement, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that Agent Bank shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including, without limitation, instructions from Requisite Lenders or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as among themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing in accordance with
Section 10.01, without necessity of notice to or consent of or approval by Borrowers or any other Person. All payments or other sums received by Agent Bank for the account of Lenders (including, without limitation, principal and interest payments, the proceeds of any and all insurance maintained with respect to any of the Collateral, and any and all condemnation proceeds with respect to any of the Collateral) shall not constitute property or assets of the Agent Bank and shall be held by Agent Bank, solely in its capacity as administrative and collateral agent for itself and the other Lenders, subject to the Loan Documents.

       b. Notwithstanding any provision hereof to the contrary, until such time as a Defaulting Lender has funded its Pro Rata Share of Borrowing which was previously a Non Pro Rata Borrowing, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal due in

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respect of such Non Pro Rata Borrowing, all principal sums owing to such
Defaulting Lender hereunder shall be subordinated in right of payment to the prior payment in full of all principal, in respect of all Non Pro Rata Borrowing in which the Defaulting Lender has not funded its Pro Rata Share. This provision governs only the relationship among Agent Bank, each Defaulting Lender, and the other Lenders; nothing hereunder shall limit the obligation of Borrowers to repay all Borrowings in accordance with the terms of this Credit Agreement. The provisions of this section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (i) any other provision of this Credit Agreement to the contrary, (ii) any instruction of Borrowers as to their desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders or all Lenders. No Commitment Fee or L/C Fees shall accrue in favor of, or be payable to, such Defaulting Lender from the date of any failure to fund Borrowings or reimburse Agent Bank for any Liabilities and Costs as herein provided until such failure has been cured, and Agent Bank shall be entitled to (A) withhold or setoff, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to such Defaulting Lender under this Credit Agreement, and (B) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. In addition, the Defaulting Lender shall indemnify, defend and hold Agent Bank and each of the other Lenders harmless from and against any and all Liabilities and Costs, plus interest thereon at the Default Rate, which they may sustain or incur by reason of or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Credit Agreement.

     Section 9.05.  RIGHTS, EXCULPATION, ETC. Neither Agent Bank, any
Affiliate of Agent Bank, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent Bank shall be liable for its gross negligence or willful misconduct. In the absence of gross negligence or willful misconduct, Agent Bank shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 9.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent Bank shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, any of the Security Documentation or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of the Borrowers or any of their Affiliates. Agent Bank shall not be

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required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Credit Agreement or any of the Loan Documents or the financial condition of the Borrowers or any of their Affiliates, or the existence or possible existence of any Default or Event of Default.

     Section 9.06. RELIANCE. Agent Bank shall be entitled to rely upon any written notices, statements, certificates, orders or other documents, telecopies or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Credit Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrowers), independent public accountant and other experts selected by it.

     Section 9.07. INDEMNIFICATION. To the extent that Agent Bank is not reimbursed and indemnified by Borrowers, Lenders will reimburse, within ten
(10) Banking Business Days after notice from Agent Bank, and indemnify and defend Agent Bank for and against any and all Liabilities and Costs which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Credit Agreement, the Security Documentation or any of the other Loan Documents or any action taken or omitted by Agent Bank or under this Credit Agreement, the Security Documentation or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share; provided that no Lender shall be liable for any portion of such Liabilities and Costs resulting from Agent Bank's gross negligence or willful misconduct. The obligations of Lenders under this Section 9.07 shall survive the payment in full of all Obligations and the termination of this Credit Agreement. In the event that after payment and distribution of any amount by Agent Bank to Lenders, any Lender or third party, including Borrowers, any creditor of Borrowers or a trustee in bankruptcy, recovers from Agent Bank any amount found to have been wrongfully paid to Agent Bank or disbursed by Agent Bank to any Lender, then such Lender shall reimburse Agent Bank for all such amounts. Notwithstanding the foregoing, Agent Bank shall not be obligated to advance Liabilities and Costs and may require the deposit by each Lender of its Pro Rata Share of any material Liabilities and Costs anticipated by Agent Bank before

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they are incurred or made payable.

     Section 9.08. AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Credit Facility, Agent Bank shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Requisite Lenders" or any similar terms may include Agent Bank in its individual capacity as a Lender or one of the Requisite Lenders, but Requisite Lenders shall not include Agent Bank solely in its capacity as Agent Bank and need not necessarily include Agent Bank in its capacity as a Lender. Agent Bank and any Lender and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrowers or any of their Affiliates as if it were not acting as Agent Bank or Lender pursuant hereto.

     Section 9.09. SUCCESSOR AGENT BANK; RESIGNATION OF AGENT BANK; REMOVAL OF AGENT BANK.

       a. Agent Bank may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Banking Business Days' prior written notice to Lenders and Borrowers, and shall automatically cease to be Agent Bank hereunder in the event a petition in bankruptcy shall be filed by or against Agent Bank or the Federal Deposit Insurance Corporation or any other Governmental Authority shall assume control of Agent Bank or Agent Bank's interests under the Bank Facilities. Further, Lenders (other than Agent Bank) may unanimously remove Agent Bank at any time upon the occurrence of gross negligence or wilful misconduct by Agent Bank by giving at least thirty (30) Banking Business Days' prior written notice to Agent Bank, Borrowers and all other Lenders. Such resignation or removal shall take effect upon the acceptance by a successor Agent Bank of appointment pursuant to clause (b) or (c).

       b. Upon any such notice of resignation by or removal of Agent Bank, Requisite Lenders shall appoint a successor Agent Bank which appointment shall be subject to Borrowers' consent (other than upon the occurrence and during the continuance of any Event of Default), which shall not be unreasonably withheld or delayed. Any successor Agent Bank must be a Bank (i) the senior debt obligations of which (or such bank's parent's senior unsecured debt obligations) are rated not less than Baa-2 by Moody's Investors Services, Inc. or a comparable rating by a rating agency acceptable to Requisite Lenders and (ii) which has total assets in excess of Ten Billion Dollars ($10,000,000,000.00).

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       c.  If a successor Agent Bank shall not have been so appointed within said thirty (30) Banking Business Day period, the retiring or removed Agent Bank, with the consent of Borrowers (other than upon the occurrence and during the continuance of any Event of Default) (which may not be unreasonably withheld or delayed), shall then appoint a successor Agent Bank who shall meet the requirements described in subsection (b) above and who shall serve as Agent Bank until such time, if any, as Requisite Lenders, with the consent of Borrowers (other than upon the occurrence and during the continuance of any Event of Default), appoint a successor Agent Bank as provided above.

     Section 9.10.  CONSENT AND APPROVALS.

       a. Each consent, approval, amendment, modification or waiver specifically enumerated in this Section 9.10(a) shall require the consent of Requisite Lenders:

         (i) Approval of Borrowings with less than full compliance with requirements of Article IIIB (Section 2.04);

         (ii) Consent to modification of the Leases (Sections 5.03);

         (iii) Consent to modification to or waiver of financial reporting requirements or production of additional financial or other information (Section 5.08);

         (iv) Approval of a change in the method of calculation of any financial covenants, standards or terms as a result of a change in accounting principle (Section 6.21);

         (v) Direct Agent Bank to declare the unpaid balance of the Credit Facility fully due and payable (Section 7.02);

         (vi) Direct the disposition of insurance proceeds or condemnation awards under certain circumstances (Section 8.02);

         (vii)  Approval of appointment of successor Agent Bank (Section 9.09);

         (viii)  Approval of certain Protective Advances (Section 9.11(a));

         (ix) Approval of a Post-Foreclosure Plan

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     and related matters (Section 9.11(e));

         (x) Consent to action or proceeding against Borrowers or the Collateral by any Lender (Section 9.12); or

         (xi) Except as referred to in subsection (b) and (c) below, approval of any amendment, modification or termination of this Credit Agreement or any other Loan Documents, or waiver of any provision herein
     (Section 10.01).

       b. Each consent, approval, amendment, modification or waiver specifically enumerated in this Section 9.10(b) shall require the consent of Majority Lenders:

         (i) Consents, approvals, amendments, modifications or waivers relating to Contingent Liabilities in excess of Ten Million Dollars ($10,000,000.00) (Section 6.07);

         (ii) Consents, approvals, amendments, modifications or waivers relating to Investments (Section 6.08);

         (iii) Consents, approvals, amendments, modifications or waivers relating to creation of Subsidiaries by an Operating Subsidiary (Section 6.19);

         (iv) Consents, approvals, amendments, modifications or waivers relating to Consolidations, Mergers and Sale of Assets (Section 6.14); and

         (v) waiver of covenants proposed to be contained in any Subordinated Debt that are more restrictive than the Financial Covenants as provided in subsection (c) in the definition of Subordinated Debt.

       c. Each consent, approval, amendment, modification or waiver specifically enumerated in Section 10.01(i), (ii) or (iii) shall require the consent of all Lenders.

       d. In addition to the required consents or approvals referred to in subsection (a) above, Agent Bank may at any time request instructions from Requisite Lenders with respect to any actions or approvals which, by the terms of this Credit Agreement or of any of the Loan Documents, Agent Bank is permitted or required to take or to grant without instructions

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from any Lenders, and if such instructions are promptly requested, Agent Bank shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent Bank as a result of Agent Bank acting or refraining from acting under this Credit Agreement, the Security Documentation or any of the other Loan Documents in accordance with the instructions of Majority Lenders or Requisite Lenders or, where applicable, all Lenders. Agent Bank shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent Bank to act or refrain from acting pursuant hereto.

       e. Each Lender agrees that any action taken by Agent Bank at the direction or with the consent of Majority Lenders or Requisite Lenders, as applicable, in accordance with the provisions of this Credit Agreement or any Loan Document, and the exercise by Agent Bank at the direction or with the consent of Majority Lenders or Requisite Lenders, as applicable, of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent Bank to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials provided to Agent Bank by Borrowers in respect of the matter or issue to be resolved, and (iv) shall include Agent Bank's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten (10) Banking Business Days (the "Lender Reply Period"). Unless a Lender shall give written notice to Agent Bank that it objects to the recommendation or determination of Agent Bank (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Majority Lenders, Requisite Lenders or all Lenders, Agent Bank shall submit its recommendation or determination for approval of or consent to such recommendation

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or determination to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent Bank or such other course of action recommended by Majority Lenders or Requisite Lenders, as applicable, and each non-responding Lender shall be deemed to have concurred with such recommended course of action.

     Section 9.11.  AGENCY PROVISIONS RELATING TO COLLATERAL.

       a. Agent Bank is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Document which may be necessary to perfect and maintain Liens of the Security Documentation upon the Collateral granted pursuant to the Loan Documents. Agent Bank may make, and shall be reimbursed by Lenders (in accordance with their Pro Rata Shares), to the extent not reimbursed by Borrowers, for, Protective Advance(s) during any one (1) calendar year with respect to the Collateral up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Collateral, (ii) amounts expended to pay insurance premiums for policies of insurance related to such Collateral, and (iii) One Hundred Thousand Dollars ($100,000.00). Protective Advances in excess of said sum during any calendar year for any Collateral shall require the consent of Requisite Lenders.

       b. Lenders hereby irrevocably authorize Agent Bank, at its option and in its discretion, to release any Security Documentation granted to or held by Agent Bank upon all or substantially all of the Collateral (i) upon Bank Facility Termination and repayment and satisfaction of all Borrowings, and all other Obligations and the termination of this Credit Agreement, or (ii) if approved, authorized or ratified in writing by Agent Bank at the direction of all Lenders. Lenders hereby irrevocably authorize Agent Bank to release any Collateral that may be sold, transferred, disposed of or otherwise conveyed by the Borrower Consolidation in accordance with the terms of this Credit Agreement or as contemplated in Section 5.16. Agent Bank shall not be required to execute any document to evidence the release of the Security Documentation granted to Agent Bank for the benefit of Lenders herein or pursuant hereto upon any Collateral if, in Agent Bank's opinion, such document would expose Agent Bank to liability or create any obligation or entail any consequence other than the release of such Security Documentation without recourse or warranty, and such release shall not in any manner discharge, affect or impair the Obligations or any Security

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Documentation upon (or obligations of Borrowers in respect of) any property which shall continue to constitute part of the Collateral.

       c. Except as provided in this Credit Agreement, Agent Bank shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Security Documentation granted to Agent Bank herein or in any of the other Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

       d. Should Agent Bank (i) employ counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or Security Documentation on any of the Collateral, or (ii) commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, irrespective of whether as a result thereof Agent Bank shall acquire title to any Collateral, either through foreclosure, deed in lieu of foreclosure or otherwise, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such advice or other representation, enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrowers; provided that Agent Bank shall not be entitled to reimbursement of its attorneys' fees and expenses incurred in connection with the resolution of disputes between Agent Bank and other Lenders unless Agent Bank shall be the prevailing party in any such dispute. Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that in the event Agent Bank determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent Bank.

       e. In the event that all or any portion of the Collateral is acquired by Agent Bank as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of Borrowers' obligations, title to any such Collateral or any portion thereof shall be held in the name of Agent Bank or a nominee or subsidiary of Agent Bank, as agent, for the

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ratable benefit of Agent Bank and Lenders. Agent Bank shall prepare a recommended course of action for such Collateral (the "Post-Foreclosure Plan"), which shall be subject to the approval of the Requisite Lenders. In the event that Requisite Lenders do not approve such Post-Foreclosure Plan, any Lender shall be permitted to submit an alternative Post-Foreclosure Plan to Agent Bank, and Agent Bank shall submit any and all such additional Post-Foreclosure Plans to the Lenders for evaluation and the approval of Requisite Lenders. In accordance with the approved Post-Foreclosure Plan, Agent Bank shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired and administer all transactions relating thereto, including, without limitation, employing a management agent, leasing agent and other agents, contractors and employees, including agents of the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral; actions taken by Agent Bank with respect to the Collateral, which are not provided for in the approved PostForeclosure Plan or reasonably incidental thereto, shall require the consent of Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Agent Bank pursuant to the Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, Agent Bank shall render or cause to be rendered by the managing agent, to each of the Lenders, monthly, an income and expense statement for such Collateral, and each of the Lenders shall promptly contribute its Pro Rata Share of any operating loss for such Collateral, and such other expenses and operating reserves as Agent Bank shall deem reasonably necessary pursuant to and in accordance with the Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, Agent Bank shall, in accordance with all applicable Gaming Laws and the Post-Foreclosure Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Shares. Lenders acknowledge that if title to any Collateral is obtained by Agent Bank or its nominee, such Collateral will not be held as a permanent investment but will be liquidated as soon as practicable. Agent Bank shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders shall reasonably determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name Agent Bank, as agent for Lenders, as the beneficiary or mortgagee. In such case, Agent Bank and Lenders shall enter into an agreement with respect to such purchase money mortgage

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defining the rights of Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this
Article IX insofar as the same is appropriate or applicable.

     Section 9.12. LENDER ACTIONS AGAINST COLLATERAL AND RESTRICTION ON EXERCISE OF SET-OFF. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against Borrowers or any other obligor hereunder, under the Security Documentation or under any other Loan Documents with respect to exercising claims against or rights in any Collateral or exercise any set-off under Section 10.23 or under common law without the prior consent of Requisite Lenders.

     Section 9.13. RATABLE SHARING. Subject to Section 9.03 and 9.04, upon the occurrence of an Event of Default, Lenders agree among themselves that
(i) with respect to all amounts received by them which are applicable to the payment of the Obligations, equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by counterclaim or cross action or by the enforcement of any or all of the Obligations, or the Collateral, (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it which is greater than its Pro Rata Share of the payments on account of the Obligations, the one receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this
Section 9.13 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation. No Lender shall exercise any setoff, banker's lien or other similar right in respect to any Obligations without the prior written approval by Agent Bank.

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     Section 9.14.  DELIVERY OF DOCUMENTS. Agent Bank shall as soon as reasonably practicable distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof, or at such other address as a Lender may request in writing, (i)copies of all documents to which such Lender is a party or of which is executed or held by Agent Bank on behalf of such Lender, (ii) all documents of which Agent Bank receives copies from Borrowers pursuant to Article VI and Section 10.03, (iii) all other documents or information which Agent Bank is required to send to Lenders pursuant to the terms of this Credit Agreement, (iv) other information or documents received by Agent Bank at the request of any Lender, and (v) all notices received by Agent Bank pursuant to Section 5.21. In addition, within fifteen (15) Banking Business Days after receipt of a request in writing from a Lender for written information or documents provided by or prepared by Borrowers, Agent Bank shall deliver such written information or documents to such requesting Lender if Agent Bank has possession of such written information or documents in its capacity as Agent Bank or as a Lender.

     Section 9.15. NOTICE OF EVENTS OF DEFAULT. Agent Bank shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Bank Facilities) unless Agent Bank has received notice in writing from a Lender or Borrowers referring to this Credit Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of a Default or Event of Default. Should Agent Bank receive such notice of the occurrence of a Default or Event of Default, or should Agent Bank send Borrowers a notice of Default or Event of Default, Agent Bank shall promptly give notice thereof to each Lender.

     Section 9.16. SYNDICATION CO-AGENT, DOCUMENTATION AGENT AND CO-MANAGING AGENTS. Syndication Co-agent, Documentation Agent and Co-Managing Agents shall not have any right, power, obligation, liability, responsibility or duty under this Credit Agreement or any of the Loan Documents, other than those applicable to them in their respective capacity as a Lender. Without limiting the foregoing, neither Syndication Co-Agent, Documentation Agent nor Co-Managing Agents shall have or be deemed to have any fiduciary or special relationship with any of the Banks. Notwithstanding the foregoing, Syndication Co-Agent, Documentation Agent and Co-Managing Agents shall be entitled to the benefits of Section 5.14. Each Bank acknowledges that it has not relied, and will not rely, on Syndication Co-Agent, Documentation Agent or Co-Managing Agents in deciding to enter into this Credit Agreement or in taking or not taking any action hereunder or under any of the Loan Documents.

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                                 ARTICLE X

                        GENERAL TERMS AND CONDITIONS

     The following terms and conditions shall be applicable until Bank Facility Termination:

     Section 10.01. AMENDMENTS AND WAIVERS. (a) No amend ment or modification of any provision of this Credit Agreement shall be effective without the written agreement of Majority Lenders or Requisite Lenders, as set forth in
Section 9.10 or otherwise herein required (after notice to all Lenders) and Borrowers (except for rights and priorities of Lenders as amongst themselves as provided in Section 9.04(a) which do not require the consent of Borrowers), and (b) no termination or waiver of any provision of this Credit Agreement, or consent to any departure by Borrowers therefrom shall in any event be effective without the written concurrence of Majority Lenders or Requisite Lenders, as set forth in Section 9.10 or otherwise herein required (after notice to all Lenders), which Majority Lenders or Requisite Lenders, as applicable, shall have the right to grant or withhold at their sole discretion, except that the following amendments, modifications or waivers shall require the consent of all Lenders:

       (i) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Requisite Lenders or by the Majority Lenders, modify this Section 10.01 or change the definition of "Requisite Lenders" or "Majority Lenders", or remove Agent Bank under Section 9.09(a) (without regard to the vote of Agent Bank as a Lender);

       (ii) except as provided in Section 2.01(d) increase the Aggregate Commitment or increase the Syndication Interest of any Lender or release any material portion of the Collateral or release any Borrower or Subsidiary Guarantor except as specifically provided in the Credit Agreement or extend the Maturity Date; or

      (iii) reduce any fees described in Section 2.10(b) or (c) or extend the due date for, or reduce or postpone the amount of, any payments on the Credit Facility, or reduce the rate of interest or postpone the payment of interest on the Credit Facility.

No amendment, modification, termination or waiver of any provision of Article IX or any other provision referring to Agent Bank shall be effective without the written concurrence of Agent Bank, but only if such amendment, modification,

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termination or waiver alters the obligations or rights of Agent Bank. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrowers in any case shall entitle Borrowers to any other further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.01 shall be binding on each assignee, transferee or recipient of Agent Bank's or any Lender's respective Syndication Interest in the Credit Facility at the time outstanding. No modification of Section 2.08 or the Swingline Note shall be made without the consent of the Swingline Lender. No modification of
Section 2.09 shall be made without the consent of the L/C Issuer.

     Section 10.02. FAILURE TO EXERCISE RIGHTS. Nothing herein contained shall impose upon Banks or Borrowers any obligation to enforce any terms, covenants or conditions contained herein. Failure of Banks or Borrowers, in any one or more instances, to insist upon strict performance by Borrowers or Banks of any terms, covenants or conditions of this Credit Agreement or the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by Banks or Borrowers of their right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by Borrowers or Banks with all the terms, covenants and conditions of this Credit Agreement and the other Loan Documents. The consent of Banks or Borrowers to any act or omission by Borrowers or Banks shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for Banks' or Borrowers' consent to be obtained in any future or other instance.

     Section 10.03. NOTICES AND DELIVERY. Unless otherwise specifically provided herein, any consent, notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy (or on the next Banking Business Day if such telecopy is received on a nonBanking Business Day or after 5:00 p.m. on a Banking Business Day) or four (4) Banking Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to Agent Bank pursuant to Articles II shall not be effective until received by Agent Bank. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.03) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party

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in an Assignment and Assumption Agreement or in a written notice to all of the other parties. All deliveries to be made to Agent Bank for distribution to the Lenders shall be made to Agent Bank at the addresses specified for notice on the signature page hereto and in addition, a sufficient number of copies of each such delivery shall be delivered to Agent Bank for delivery to each Lender at the address specified for deliveries on the signature page hereto or such other address as may be designated by Agent Bank in a written notice.

     Section 10.04. MODIFICATION IN WRITING. This Credit Agreement and the other Loan Documents constitute the entire agreement between the parties and supersede all prior agreements whether written or oral with respect to the subject matter hereof, including, but not limited to, the Existing Credit Agreement, the Existing Revolving Credit Note, Existing Swingline Note and any term sheets furnished by any of the Banks to Borrowers. Neither this Credit Agreement, nor any other Loan Documents, nor any provision herein, or therein, may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 10.05. OTHER AGREEMENTS. If the terms of any documents, certificates or agreements delivered in connection with this Credit Agreement are inconsistent with the terms of the Loan Documents, Borrowers shall use their best efforts to amend such document, certificate or agreement to the satisfaction of Agent Bank to remove such inconsistency.

     Section 10.06. COUNTERPARTS. This Credit Agreement may be executed by the parties hereto in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute but one and the same document.

     Section 10.07. RIGHTS, POWERS AND REMEDIES ARE CUMULATIVE. None of the rights, powers and remedies conferred upon or reserved to Agent Bank, Banks or Borrowers in this Credit Agreement are intended to be exclusive of any other available right, power or remedy, but each and every such right, power and remedy shall be cumulative and not alternative, and shall be in addition to every right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute. Any forbearance, delay or omission by Agent Bank, Banks or Borrowers in the exercise of any right, power or remedy shall not impair any such right, power or remedy or be considered or taken as a waiver or relinquishment of the right to insist upon and to enforce in

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the future, by injunction or other appropriate legal or equitable remedy, any of said rights, powers and remedies given to Agent Bank, Banks or Borrowers herein. The exercise of any right or partial exercise thereof by Agent Bank, Banks or Borrowers shall not preclude the further exercise thereof and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Agent Bank or Banks, as the case may be.

     Section 10.08. CONTINUING REPRESENTATIONS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Bank Facilities hereunder and the execution and delivery of each other Loan Document until final payment of all sums owing under the Bank Facilities and Bank Facility Termination has occurred.

     Section 10.09. SUCCESSORS AND ASSIGNS. All of the terms, covenants, warranties and conditions contained in this Credit Agreement shall be binding upon and inure to the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

     Section 10.10. ASSIGNMENT OF LOAN DOCUMENTS BY BORROWERS OR SYNDICATION INTERESTS BY LENDERS.

       a. This Credit Agreement and the other Loan Documents to which Borrowers are a party will be binding upon and inure to the benefit of Borrowers, the Agent Bank, each of the Banks, and their respective successors and assigns, EXCEPT that, Borrowers may not assign their rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Any attempted assignment or delegation in contravention of the foregoing shall be null and void. Any Lender may at any time pledge its Syndication Interest in the Credit Facility, the Credit Agreement and the Loan Documents to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

       b. Each Lender may assign all or any part of its Syndication Interest in the Credit Facility to any Affiliate of such Lender or to any other Lender without consent and to one or more financial institutions that are Eligible Assignees with the prior consent of the Agent Bank (which consent shall not be unreasonably withheld or delayed) and, so long as no Default or Event of Default has occurred and remains continuing, with the prior consent of the Borrowers (which consent shall not be unreasonably withheld or delayed); PROVIDED, however, that the minimum amount of each such

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assignment shall be Five Million Dollars ($5,000,000.00), or such lesser amount as constitutes the remaining amount of a Lender's Syndication Interest in the Credit Facility (except that there shall be no minimum assignment among the Lenders or to their Affiliates), and each assignee Lender (or assignor if so agreed between the assignee Lender and such assignor) shall pay to the Agent Bank an assignment fee of Three Thousand Five Hundred Dollars ($3,500.00) with respect to each such assignment. Each such assignment shall be evidenced by an assignment substantially in the form of an Assignment and Assumption Agreement or other form reasonably acceptable to Agent Bank and Borrowers. Upon any such assignment, the assignee financial institution shall become a Lender for all purposes under the Credit Agreement and each of the Loan Documents and the assigning Lender shall be released from its further obligations hereunder to the extent of such assignment. Notwithstanding the foregoing, the rights of the Lenders to make assignments shall be subject to the approval by the Gaming Authorities of the assignee or participant, to the extent required by applicable Gaming Laws, and to applicable securities laws.

       c. Each Lender may sell participations without notice to or consent of the Borrowers, or any of them, or Agent Bank to any bank or financial institution which is not a competitor or an Affiliate of any competitor of the Casino Facilities in the gaming industry (it being acknowledged that a bank or financial institution shall not be deemed a competitor or Affiliate of a competitor merely because it lends money or otherwise extends credit to any such competitor or Affiliate of a competitor), for all or any part of its Syndication Interest in the Credit Facility; PROVIDED, however, that (i) such Lender shall remain responsible for its total obligations under the Credit Agreement and each of the Loan Documents, (ii) the Borrowers and the Agent Bank shall continue to deal solely with such Lender in connection with such Lender's rights and obligations under the Credit Agreement and each of the Loan Documents, and (iii) such Lender shall not sell any participation under which the participant would have rights to approve any amendment or waiver relating to the Credit Agreement or any Loan Document except to the extent any such amendment or waiver would (w) extend the final maturity date or the date for the payment of any installments of fees, principal or interest due in respect of the Credit Facility, (x) reduce the interest rates applicable to the Credit Facility or (y) release any material portion of the Collateral or any Borrower or Subsidiary Guarantor. Notwithstanding the foregoing, the rights of the Lenders to grant participations shall be subject to the approval by the Gaming Authorities of the assignee or participant, to the extent required by applicable Gaming Laws, and to applicable securities laws.

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       d.  In the event any Lender is found unsuitable as a Lender under the
Credit Facility by the Gaming Authorities or the Governmental Authorities of any State of the United States ("Unsuitable Lender"): (a) Agent Bank shall use its best efforts to find a replacement Lender, (b) Borrowers shall have the right to make a Voluntary Reduction in the amount necessary to reduce the Aggregate Commitment by the amount of the Syndication Interest held by the Unsuitable Lender, and any payments required in connection with such Voluntary Reduction shall be made to the Unsuitable Lender and not on a pro rata basis to all Lenders, (without any penalties, including any Breakage Charges) until a replacement Lender, if any, commits to acquire the Syndication Interest of the Unsuitable Lender, at which time the Aggregate Commitment shall be increased by the amount of the Voluntary Reduction, and
(c) upon full payment of all outstanding amounts of principal and interest owing it, such Unsuitable Lender shall execute such documents as may be required by Agent Bank, Borrowers or any applicable gaming authorities to evidence the termination of its Syndication Interest in the Credit Facility.

     Section 10.11. ACTION BY LENDERS. Whenever Banks shall have the right to make an election, or to exercise any right, or their consent shall be required for any action under this Credit Agreement or the Loan Documents, then such election, exercise or consent shall be given or made for all Banks by Agent Bank in accordance with the provisions of Sections 10.01. Notices, reports and other documents required to be given by Borrowers to Banks hereunder may be given by Borrowers to Agent Bank on behalf of Banks, with sufficient copies for distribution to each of the Banks, and the delivery to Agent Bank shall constitute delivery to Banks. In the event any payment or payments are received by a Lender other than Agent Bank, Borrowers consent to such payments being shared and distributed as provided herein.

     Section 10.12. TIME OF ESSENCE. Time shall be of the essence of this Credit Agreement.

     Section 10.13. CHOICE OF LAW AND FORUM. This Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to principles of conflicts of law. Borrowers, Lenders and Agent Bank further agree that a non-exclusive forum for the determination of any action relating to this Credit Agreement, the Loan Documents, or any other document or instrument delivered in favor of Banks pursuant to the terms hereof may include an appropriate Court of the State of Nevada or the United States District Court or United States Bankruptcy Court for the District of Nevada and the Borrowers, Lenders and Agent Bank hereby irrevocably submit to the jurisdiction thereof.

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     Section 10.14.  ARBITRATION.

       a. Upon the request of any party, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (e.g., whether in contract or in tort, statutory or common law, legal or equitable) ("Dispute") now existing or hereafter arising between the parties in any way arising out of, pertaining to or in connection with the Credit Agreement, Loan Documents or any related agreements, documents, or instruments (collectively the "Documents"), may, by summary proceedings (e.g., a plea in abatement or motion to stay further proceedings), bring an action in court to compel arbitration of any Dispute.

       b. All Disputes between the parties shall be resolved by binding arbitration governed by the Commercial Arbitration Rules of the American Arbitration Association, which shall use the Federal Rules of Civil Procedure with respect to all discovery matters. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.

       c. No provision of, nor the exercise of any rights under this arbitration clause shall limit the rights of any party, and the parties shall have the right during any Dispute, to seek, use and employ ancillary or preliminary remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting or foreclosing upon any property, real or personal, which is involved in a Dispute, or which is subject to, or described in, the Documents, including, without limitation, rights and remedies relating to: (i) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under the Security Documentation or other security agreement or instrument, or applicable law, (ii) exercising self-help remedies (including setoff rights) or (iii) obtaining provisional or ancillary remedies such as injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration nor render inapplicable the compulsory arbitration provision hereof.

     Section 10.15. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND EACH OF THE BANKS EACH MUTUALLY HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING

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ARISING UNDER OR WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTES OR ANY OF
THE LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF BORROWERS AND BANKS WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND EACH OF THE BANKS EACH MUTUALLY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE DEFENDING PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPLAINING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Section 10.16. SCOPE OF APPROVAL AND REVIEW. Any inspection of the Casino Facilities shall be deemed to be made solely for Banks' internal purposes and shall not be relied upon by the Borrowers or any third party. In no event shall Lenders be deemed or construed to be joint venturers or partners of Borrowers.

     Section 10.17. SEVERABILITY OF PROVISIONS. In the event any one or more of the provisions contained in this Credit Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Section 10.18. CUMULATIVE NATURE OF COVENANTS. All covenants contained herein are cumulative and not exclusive of each other covenant. Any action allowed by any covenant shall be allowed only if such action is not prohibited by any other covenant.

     Section 10.19. COSTS TO PREVAILING PARTY. If any action or arbitration proceeding is brought by any party against any other party under this Credit Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover such costs and attorney's fees as the court in such action or proceeding may adjudge reasonable.

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

     Section 10.20.  EXPENSES.

       a. GENERALLY. Borrowers agree within ten (10) Banking Business Days following demand to pay, or reimburse Agent Bank for, all of Agent Bank's documented reasonable out-of-pocket costs and expenses of every type and nature incurred by Agent Bank at any time (whether prior to, on or after the date of this Credit Agreement) in connection with (i) any requests for consent, waiver or other modification of any Loan Document made by Borrowers, other than to correct errors attributable to the Banks; (ii) the negotiation, preparation and execution of this Credit Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in Article III), the Security Documentation and the other Loan Documents and the advance of Borrowings; (iii) the subordination of any Collateral requested by Borrowers, including title charges, recording fees and reasonable attorneys' fees and costs incurred in connection therewith; (iv) any appraisals performed after the occurrence of an Event of Default; (v) the creation, perfection or protection of the Security Documentation on the Collateral (including, without limitation, any fees and expenses for title and lien searches, local counsel in various jurisdictions, filing and recording fees and taxes, duplication costs and corporate search fees); and (vi) the protection, collection or enforcement of any of the Obligations or the Collateral, including Protective Advances.

       b. AFTER EVENT OF DEFAULT. Borrowers further agree to pay, or reimburse Agent Bank and Lenders, for all reasonable out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees and disbursements incurred by Agent Bank or Lenders after the occurrence of an Event of Default (i) in enforcing any Obligation or in foreclosing against the Collateral or exercising or enforcing any other right or remedy available by reason of such Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Credit Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrowers and related to or arising out of the transactions contemplated hereby (whether in bankruptcy or otherwise); (iv) in protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Collateral; or (v) in attempting to enforce or enforcing any lien in any of the Collateral or any other rights under the Security Documentation.

     Section 10.21. SECURITY AND LOAN DOCUMENTATION. The

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

Security Documentation and other Loan Documents (other than this Credit Agreement) may be held in the name of WFB as the Agent Bank of all Banks hereunder pursuant to the terms of this Credit Agreement.

     Section 10.22. SETOFF. In addition to any rights and remedies of the Banks provided by law, if any Event of Default exists, Agent Bank is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by such Bank to or for the credit or the account of Borrowers against any and all obligations of Borrowers under the Bank Facilities, now or hereafter existing, irrespective of whether or not the Agent Bank or any such Bank shall have made demand under this Credit Agreement or any Loan Document and although such amounts owed may be contingent or unmatured. Agent Bank agrees promptly to notify the Borrowers and the Agent Bank (and Agent Bank shall promptly notify each other Bank) after any such setoff and application made by Agent Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 10.22 are in addition to the other rights and remedies (including other rights of setoff) which each such Bank may have.

     Section 10.23.  BORROWERS' WAIVERS AND CONSENTS.

       a. Each Borrower shall be jointly and severally liable for the repayment of all Aggregate Outstandings.

       b. Each Borrower agrees that neither the Agent Bank nor any Bank shall have any responsibility to inquire into the apportionment, allocation or disposition of any Borrowings, Swingline Advances and/or Letters of Credit as among the Borrowers.

       c. For the purpose of implementing the joint borrower provisions of this Credit Agreement and each of the Loan Documents, each Borrower hereby irrevocably appoints each other Borrower as its agent and attorney-in-fact for all purposes of this Credit Agreement and each of the Loan Documents, including without limitation the giving and receiving of notices and other communications, the making of requests for, or conversions or continuations of, Borrowings, Swingline Advances and/or Letters of Credit, the execution and delivery of certificates and the receipt and allocation of disbursements from the Banks.

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

       d. Each Borrower acknowledges that the handling of the Bank Facilities on a joint borrowing basis as set forth in this Credit Agreement is solely an accommodation to Borrowers and is done at their request. Each Borrower agrees that neither the Agent Bank, nor any Bank, shall incur any liability to any Borrower as a result thereof (except as a result of the breach hereof by any such Person or such Person's gross negligence or wilful misconduct). To induce the Agent Bank and the Banks to enter into this Credit Agreement, and in consideration thereof, in accordance with the provisions set forth in Section 5.14 of this Credit Agreement, each Borrower hereby agrees to indemnify the Agent Bank and each Bank and hold each such entity harmless from and against any and all liabilities, expenses, losses, damages and/or claims of damage or injury asserted against such entity (except as a result of the breach hereof by any such Person or such Person's gross negligence or wilful misconduct) by any member of the Borrower Consolidation arising from or incurred by reason of the structuring of the Bank Facilities as herein provided, reliance by the Agent Bank or the Banks on any requests or instructions from any Borrower. This Section shall survive Bank Facility Termination.

       e. Each Borrower represents and warrants to the Agent Bank and the Banks that (i) it has established adequate means of obtaining from each other Borrower on a continuing basis financial and other information pertaining to the business, operations and condition (financial and otherwise) of each of the other Borrowers and its respective property, and (ii) each Borrower now is and hereafter will be familiar with the business, operations and condition (financial and otherwise) of each other Borrower, and its property. Each Borrower hereby waives and relinquishes any duty on the part of the Agent Bank or any Bank to disclose to such Borrower any matter, fact or thing relating to the business, operations or condition (financial or otherwise) of any other Borrower, or the property of any other Borrower, whether now or hereafter known by the Agent Bank or any Bank at any time through Bank Facility Termination.

       f. Each Borrower acknowledges that the Aggregate Outstandings, or portions thereof, may derive from value provided directly to another Person and, in full recognition of that fact, each Borrower consents and agrees that the Agent Bank and any Bank may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security of the Loan Documents:

       (i)  accept partial payments on the Bank Facilities;

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

       (ii) receive and hold additional security or guaranties for the Bank Facilities or any part thereof;

       (iii) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof, as the Agent Bank or such Bank in its sole and absolute discretion may determine, in accordance with the terms of the Loan Documents;

       (iv) release any party or any guarantor from any personal liability with respect to the Bank Facilities or any part thereof;

       (v) settle, release on terms satisfactory to the Agent Bank or such Bank or by operation of applicable laws or otherwise liquidate or enforce any Bank Facilities and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale, in accordance with the terms of the Loan Documents; and/or

       (vi) consent to the merger, change or any other restructuring or termination of the corporate existence of any other Borrower or any other Person, and correspondingly restructure the Bank Facilities, continuing existence of any lien or encumbrance under any other Loan Document to which any Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Bank Facilities.

       Each Borrower expressly waives any right to require the Agent Bank or any Bank to marshal assets in favor of any Borrower, any other party or any other Person or to proceed against any other Borrower or any other party or any Collateral provided by any other Borrower or any other party, and agrees that the Agent Bank and any Bank may proceed against Borrowers and/or the Collateral in such order as they shall determine in their sole and absolute discretion. The Agent Bank and any Bank may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees that the Agent Bank or any Bank and any other Borrower may deal with each other in connection with the Bank Facilities or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the obligations of such Borrower under the Loan Documents. Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of: (a) any disability or other defense of any other Borrower or any other party with respect to any Bank Facilities, (b) the unenforceability or invalidity as to any other Borrower or any other party of the Bank Facilities, (c) the unenforceability or invalidity of any security or guaranty for the Bank Facilities granted by any other Borrower or the lack of perfection or continuing perfection or failure of priority of any security for the Bank Facilities, (d) the cessation for any cause whatsoever of the liability of any other Borrower or any other party (other than by reason of the full payment of all Bank Facilities), (e) any failure of the Agent Bank or any Bank to give notice of sale or other disposition to any other Borrower or any defect in any notice that may be given in connection with any sale or disposition, (f) any act or omission of the Agent Bank or any Bank or others that directly or indirectly results in or aids the discharge or release of any Borrower or any other Person or the Bank Facilities or any other security or guaranty therefor by operation of law or otherwise,
     (g) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (h) any failure of the Agent Bank or any Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (i) the election by the Agent Bank or any Bank, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (j) any extension of credit or the grant of any lien or encumbrance under Section 364 of the United States Bankruptcy Code, (k) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (l) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (m) the avoidance of any lien or encumbrance in favor of the Agent Bank or any Bank for any reason, (n) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the obligations (or any interest thereon) in or as a result of any such proceeding, or (o) any election of remedies by the Agent Bank or any Bank, even if the effect thereof is to destroy or impair any Borrower's right to subrogation, reimbursement, xeoneration, indemnification or contribution.

       g. In the event that all or any part of the Bank Facilities at any time are secured by any one or more deeds of trust or mortgages creating or granting liens on any interests in real property, each Borrower authorizes the Agent Bank and any Bank, upon the occurrence of any Default Notice Recording and the acceleration of the Indebtedness then owing under the Bank Facilities, at their sole option, without any other notice or demand and without affecting any of the Bank Facilities or the validity or enforceability of any liens or encumbrance in favor of the Agent Bank or any Bank on any Collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. To the extent permitted by applicable law, each Borrower expressly waives any defenses to the enforcement of the Loan Documents or any liens or encumbrances created or granted under the Loan Documents or to the recovery by the Agent Bank or any Bank against any other Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of a Borrower and may preclude a Borrower from obtaining reimbursement or contribution from any Borrower.

       h. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a party, each Borrower hereby expressly agrees with respect to the other Borrowers and their successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of the other Borrowers or any surety for any other Borrower, not to exercise, until Bank Facility Termination has irrevocably occurred, any rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which such Borrower may have or hereafter acquire against the other Borrowers or any other such Person in connection with or as a result of such Borrower's execution, delivery and/or performance of this Credit Agreement or any other Loan Document to which such Borrower is a party.

     Section 10.24. CONFIDENTIALITY. Each of the Banks agrees to hold any non-public information that it may receive from Borrowers pursuant to this Credit Agreement (or pursuant to any other Loan Document) in confidence and consistent with their respective policies for handling material non-public information, EXCEPT for disclosure: (a) To the other Banks; (b) To legal counsel and accountants for Borrowers or any of the Banks; (c) To the other professional advisors to Borrowers or any of the Banks, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 10.24; (d) To regulatory officials having jurisdiction over that Bank; (e) To any Gaming Authority having regulatory jurisdiction over Borrowers or their respective Subsidiaries, provided that each of the Banks shall notify Borrowers of any such disclosure prior to such disclosure, if such prior notice is reasonably possible; (f) As required by law or legal process or in connection with any legal proceeding, provided that such disclosing Bank uses reasonable efforts to notify Borrowers prior to any such disclosure; and (g) To another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's Syndication Interest hereunder or in the Revolving Credit Note, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 10.24. For purposes of the foregoing, "non-public information" shall mean any information respecting Borrowers or their respective Subsidiaries reasonably considered by Borrowers to be material and not available to the public, OTHER THAN (i) information previously filed with any governmental agency and available to the public,
(ii) information which is available to the general public at the time of use or disclosure, (iii) information which becomes available to the general public, other than by manner of unauthorized disclosure or use, or (iv) information previously published in any public medium from a source other than, directly or indirectly, that Bank. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Agent Bank or the Banks to Borrowers.

     Section 10.25. THE EXISTING HARVEYS CREDIT AGREEMENT. The parties hereto agree that as of the Amendment Effective Date the Existing Harveys Credit Agreement shall be and is hereby amended, superseded and restated in its entirety by this Credit Agreement.

     Section 10.26. ACKNOWLEDGMENT OF RECEIPT OF DOCUMENTS. Borrowers hereby acknowledge receipt of a complete and accurate copy of this Credit Agreement and all other Loan

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

Documents executed by Borrowers in connection with the Credit Agreement at the time of execution.

     Section 10.27. APPLICATION OF GAMING LAWS. Notwithstanding anything contained in this Credit Agreement or any of the Loan Documents to the contrary, all provisions of this Credit Agreement and each of the Loan Documents, including, but not limited to, the rights and remedies of Agent Bank, are subject to the provisions and requirements of, and approvals required by, all Gaming Laws.

     Section 10.28.  SCHEDULES ATTACHED. Schedules are
attached hereto and incorporated herein and made a part hereof as follows:

     Schedule 2.01(a)    - Schedule of Lenders' Proportions
                           in Credit Facility

     Schedule 2.01(c)    - Aggregate Commitment Reduction
                           Schedule

     Schedule 2.09(e)    - Schedule of Outstanding Letters
                           of Credit

     Schedule 3.11    -    Schedule of Existing Bank Loan
                           Security Documents

     Schedule 3.20    -    Schedule of Significant
                           Litigation

     Schedule 4.18    -    Schedules of Spaceleases
                           (A)  Tahoe Schedule of
                                Spaceleases

                           (B)  Colorado Schedule of
                                Spaceleases

                           (C)  Iowa Schedule of
                                Spaceleases

                           (D)  Bluffs Run Schedule of
                                Spaceleases

     Schedule 4.19    -    Schedules of Equipment Leases
                           and Contracts

                           (A)  Tahoe Schedule of Equipment
                                Leases and Contracts

                           (B)  Colorado Schedule of
                                Equipment Leases and

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

                                Contracts

                           (C)  Iowa Schedule of Equipment
                                Leases and Contracts

                           (D)  Bluffs Run Schedule of
                                Equipment Leases and
                                Contracts

     Schedule 4.22    -    Schedule of Restricted and
                           Unrestricted Subsidiaries

     Schedule 4.27    -    Schedule of Trademarks, Patents,
                           Licenses, Franchises, Formulas
                           and Copyrights

     Schedule 4.28    -    Schedule of Contingent
                           Liabilities

     Schedule 6.09    -  Schedule of Liens

     Section 10.29. EXHIBITS ATTACHED. Exhibits are attached hereto and incorporated herein and made a part hereof as follows:

     Exhibit A   -  Revolving Credit Note - Form

     Exhibit B   -  Swingline Note - Form

     Exhibit C   -  Notice of Borrowing - Form

     Exhibit D   -  Continuation/Conversion Notice - Form

     Exhibit E   -  Notice of Swingline Advance - Form

     Exhibit F   -  Compliance Certificate - Form

     Exhibit G   -  Pricing Certificate - Form

     Exhibit H   -  Authorized Officer Certificate - Form

     Exhibit I   -  Closing Certificate - Form

     Exhibit J   - Legal Opinions - Form

     Exhibit K   -  Assumption and Consent Agreement - Form

     Exhibit L   -  Assignment and Assumption Agreement - Form

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


     Exhibit M   -  Cash Collateral Pledge Agreement - Form

     Exhibit N   -  Stock Pledge (Gaming) - Form

     Exhibit O   -  Stock Pledge (General) - Form

     Exhibit P   -  Subsidiary Guaranty - Form

     Exhibit Q   -  Tahoe Real Property - Description

     Exhibit R   -  Colorado Real Property - Description

     Exhibit S   -  Iowa Real Property - Description

     Exhibit T -    Bluffs Run Real Property - Description

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed as of the day and year first above written.

                                                BORROWERS:

                                                HARVEYS CASINO RESORTS,
                                                a Nevada corporation


                                                 By /s/ Charles W. Scharer
                                                    ----------------------
                                                 Charles W. Scharer,
                                                 President and CEO


                                                  By /s/ John McLaughlin
                                                     -------------------
                                                  John McLaughlin,
                                                  Senior Vice President,
                                                  Treasurer and CFO

                                                  Address:

                                                  Highway 50
                                                  P.O Box 128
                                                  Stateline, Nevada 89449

                                                  Telephone: (702) 586-6756
                                                  Facsimile: (702) 588-0601

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S-1

                                                   HARVEYS C.C. MANAGEMENT
                                                   COMPANY, INC.,
                                                   a Nevada corporation


                                                   By /s/ Charles W. Scharer
                                                      ----------------------
                                                     Charles W. Scharer,
                                                     President


                                                   By /s/ John McLaughlin
                                                      -------------------
                                                     John McLaughlin,
                                                     Secretary/Treasurer

                                                   Address:

                                                   Highway 50
                                                   P.O Box 128
                                                   Stateline, Nevada 89449

                                                   Telephone: (702) 586-6756
                                                   Facsimile: (702) 588-0601

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S-2

                                                   HARVEYS IOWA MANAGEMENT
                                                   COMPANY, INC.,
                                                   a Nevada corporation


                                                   By /s/ Charles W. Scharer
                                                      ----------------------
                                                     Charles W. Scharer,
                                                     President


                                                   By /s/ Charles W. Scharer
                                                      ----------------------
                                                     John McLaughlin,
                                                     Secretary/Treasurer

                                                   Address:

                                                   Highway 50
                                                   P.O Box 128
                                                   Stateline, Nevada 89449

                                                   Telephone: (702) 586-6756
                                                   Facsimile: (702) 588-0601

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S-3

                                                  HARVEYS TAHOE MANAGEMENT
                                                  COMPANY, INC., a Nevada
                                                  corporation


                                                  By /s/ Charles W. Scharer
                                                     ----------------------
                                                    Charles W. Scharer,
                                                    President


                                                  By /s/ John McLaughlin
                                                     -------------------
                                                    John McLaughlin,
                                                    Secretary/Treasurer

                                                  Address:

                                                  Highway 50
                                                  P.O. Box 128
                                                  Stateline, NV  89449

                                                  Telephone: (702) 586-6756
                                                  Facsimile: (702) 588-0601

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S-4

                                                   HCR SERVICES COMPANY, INC.,
                                                   a Nevada corporation


                                                   By /s/ Charles W. Scharer
                                                      ----------------------
                                                     Charles W. Scharer,
                                                     President


                                                   By /s/ John McLaughlin
                                                      -------------------
                                                     John McLaughlin,
                                                     Secretary/Treasurer

                                                   Address:

                                                   Highway 50
                                                   P.O. Box 128
                                                   Stateline, NV  89449

                                                   Telephone: (702) 586-6756
                                                   Facsimile: (702) 588-0601

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S-5

                                                   HBR REALTY COMPANY, INC.,
                                                   a Nevada corporation



                                                   By /s/Charles W. Scharer
                                                      ---------------------
                                                     Charles W. Scharer,
                                                     President


                                                   By /s/ John McLaughlin
                                                      -------------------
                                                     John McLaughlin,
                                                     Secretary/Treasurer

                                                   Address:

                                                   Highway 50
                                                   P.O. Box 128
                                                   Stateline, NV  89449

                                                   Telephone: (702) 586-6756
                                                   Facsimile: (702) 588-0601

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S-6

                                                   HARVEYS BR MANAGEMENT
                                                   COMPANY, INC.,
                                                   a Nevada corporation


                                                   By /s/ Charles W. Scharer
                                                      ----------------------
                                                     Charles W. Scharer,
                                                     President


                                                   By /s/John McLaughlin
                                                      ------------------
                                                     John McLaughlin,
                                                     Secretary/Treasurer

                                                   Address:

                                                   Highway 50
                                                   P.O. Box 128
                                                   Stateline, NV  89449

                                                   Telephone: (702) 586-6756
                                                   Facsimile: (702) 588-0601

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S-7

                                                BANKS:

                                                WELLS FARGO BANK,
                                                National Association,
                                                Agent Bank, Lender,
                                                Swingline Lender and L/C
                                                Issuer


                                                By /s/ Sue Fuller
                                                   --------------
                                                  Sue Fuller,
                                                  Vice President

                                                Address:

                                                One East First Street
                                                Reno, Nevada  89501

                                                Telephone: (702) 334-5633
                                                Facsimile: (702) 334-5637

                                                with a copy to:

                                                Wells Fargo Bank, N.A.
                                                Commercial Loan Service
                                                Center
                                                Agency Dept. 2840
                                                201 Third Street, 8th Floor
                                                San Francisco, CA  94103
                                                Attn: Lissette G. Carrillo,
                                                      Syndication Specialist

                                                Telephone: (415) 477-5330
                                                Facsimile: (415) 512-9408

                                                    CREDIT LYONNAIS
                                                    LOS ANGELES BRANCH,
                                                    Lender and Syndication
                                                    Agent


                                                    By /s/ Dianne M. Scott
                                                       -------------------
                                                      Dianne M. Scott
                                                      First Vice President

                                                    Address:

                                                    515 S. Flower Street
                                                    Suite 2200
                                                    Los Angeles, CA 90071

                                                    Telephone: (213) 362-5955
                                                    Facsimile: (213) 623-3437


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





                                                    BANKERS TRUST COMPANY,
                                                    Lender


                                                    By /s/ Steven P. Lapham
                                                       --------------------

                                                    Name Steven P. Lapham
                                                         ----------------

                                                    Title Director
                                                          --------


                                                    Address:

                                                    130 Liberty Street
                                                    25th Floor
                                                    New York, NY 10086

                                                    Telephone: (212) 250-2781
                                                    Facsimile: (212) 669-0743
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







                                                SOCIETE GENERALE,
                                                Lender and Co-Managing Agent


                                                By /s/ Alex Y. Kim
                                                   ---------------

                                                Name Alex Y. Kim
                                                     -----------

                                                Title Vice President
                                                      --------------

                                                Address:

                                                2029 Century Park East
                                                Suite 2900
                                                Los Angeles, CA  90067

                                                Telephone: (310) 788-7108
                                                Facsimile: (310) 551-1537
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






                                                 BANK ONE, N.A.,
                                                 Lender and Co-Managing
                                                 Agent


                                                 By /s/ Kandis A. Jaffrey
                                                    ---------------------

                                                 Name Kandis A. Jaffrey
                                                      -----------------

                                                 Title Vice President
                                                       --------------

                                                 Address:

                                                 777 South Figueroa Street
                                                 4th Floor
                                                 Los Angeles, CA  90017-5800

                                                 Telephone: (213) 683-4948
                                                 Facsimile: (213) 683-4999

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